As filed with the Securities and Exchange Commission on November 5, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP

1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2009

Date of reporting period: August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Class A Shares
Class C Shares
Class R3 Shares

Climate Change Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Guardian Fund

International Fund

International Institutional Fund

International Large Cap Fund

Large Cap Disciplined Growth Fund

Mid Cap Growth Fund

Partners Fund

Real Estate Fund

Regency Fund

Select Equities Fund

Small and Mid Cap Growth Fund

Small Cap Growth Fund

Socially Responsive Fund

Annual Report

August 31, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Climate Change Fund	2

Emerging Markets Equity Fund	6

Equity Income Fund	10

Focus Fund	14

Genesis Fund	17

Guardian Fund	20

International Fund	24

International Institutional Fund	27

International Large Cap Fund	30

Large Cap Disciplined Growth Fund	34

Mid Cap Growth Fund	38

Partners Fund	42

Real Estate Fund	45

Regency Fund	48

Select Equities Fund	51

Small and Mid Cap Growth Fund	55

Small Cap Growth Fund	58

Socially Responsive Fund	62

FUND EXPENSE INFORMATION	70

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Climate Change Fund	73

Emerging Markets Equity Fund	75

Equity Income Fund	78

Focus Fund	80

Genesis Fund	81

Guardian Fund	83

International Fund	84

International Institutional Fund	87

International Large Cap Fund	90

Large Cap Disciplined Growth Fund	93

Mid Cap Growth Fund	95

Partners Fund	97

Real Estate Fund	99

Regency Fund	100

Select Equities Fund	102

Small and Mid Cap Growth Fund	103

Small Cap Growth Fund	105

Socially Responsive Fund	107

FINANCIAL STATEMENTS	117

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Climate Change Fund	173

Emerging Markets Equity Fund	173

Equity Income Fund	173

Focus Fund	175

Genesis Fund	175

Guardian Fund	177

International Fund	179

International Institutional Fund	181

International Large Cap Fund	181

Large Cap Disciplined Growth Fund	183

Mid Cap Growth Fund	183

Partners Fund	185

Real Estate Fund	187

Regency Fund	187

Select Equities Fund	189

Small and Mid Cap Growth Fund	189

Small Cap Growth Fund	189

Socially Responsive Fund	191

Reports of Independent Registered Public Accounting Firms	199

Directory	202

Trustees and Officers	203

Proxy Voting Policies and Procedures	213

Quarterly Portfolio Schedule	213

Notice to Shareholders	214

Report of Votes of Shareholders	215

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The fiscal year ended August 31, 2009 was one of remarkable extremes, involving a series of unprecedented events affecting the financial markets and global economy as well as drastic shifts in the performance patterns of the capital markets. During the period, the S&P 500 Index closed down by roughly 18%, which included both the worst six-month market decline and the strongest six-month rally for the index since the early 1930s.

The equity market was under pressure even before the start of the reporting period, as the damaged housing market, rising unemployment, constrained consumer spending and difficult credit conditions helped undermine the economy and investor confidence. With September 2008's financial crisis, however, the situation became markedly worse. Credit markets virtually froze, stocks dropped precipitously across the globe, and investors became increasingly concerned not just about recession, but the possibility of a 1930s-style depression.

In the midst of these problems, governments worldwide took unprecedented measures to shore up liquidity and stimulate their economies, providing massive bailouts to individual financial institutions and seeking ways to support balance sheets and reduce the impact of toxic debt on the credit markets. Despite these efforts, economic news continued to be dismal for months. However, by March, signs of marginal improvement in housing and the banking sector, as well as moderating declines in other areas triggered new optimism that worst-case economic scenarios could be avoided, and led to a sharp rebound in stocks that continued, with some breaks, through the end of the reporting period.

Looking forward, we believe there continue to be risks. Although the economy appears to be improving, its long-term strength is in question: domestic consumers face many challenges including high unemployment and a relatively conservative credit environment, and corporations may become less eager to spend once depleted inventory levels are restored. Still, governments worldwide remain very serious about economic stimulus, and prospects for consumers in the emerging markets are currently considerably brighter than for their U.S. counterparts, potentially providing some support for well positioned globally oriented companies.

Even with recent gains, the past fiscal year has been enormously painful for investors. For portfolio managers who focus on fundamentals, this period has carried some unique challenges, as a largely indiscriminate equity sell-off has been followed by a period in which many low-quality stocks, which had declined precipitously, enjoyed some of the market's best returns on the upside. Still, for practitioners of long-term investing, one benefit of the steep correction was to depress the stock prices of many good companies—allowing such investors viable entry points in what they believe could be exceptional opportunities.

As always, the portfolio managers at Neuberger Berman are approaching this environment thoughtfully and with great precision. Although they do not profess to be market prognosticators, they remain highly attentive to current macroeconomic trends, as well as the development of new regulation in this era of heightened government activism. Most importantly, they remain true to their investment disciplines, looking at individual company fundamentals as well as key measures of quality, value and risk to create portfolios that they believe will serve their shareholders well over the long term. This expertise and focus on individual stock selection, I believe, will be highly valuable in the current market and economic environment.

Thank you for your continued confidence in Neuberger Berman. We look forward to serving your investment needs in the year to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Climate Change Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman Climate Change Fund trailed its benchmark, the MSCI World Index, as both the Fund and the index declined as a result of an unprecedented equity market environment. While the Fund was outdistanced by the more comparable HSBC Global Climate Change Index during the period, the Fund outperformed many "pure play" alternative and clean energy investment vehicles. Although extreme market volatility created a challenging environment at times during the 12-month reporting period, we are greatly encouraged by the Fund's strong performance in calendar year 2009 and are more energized than ever about the Fund's investment approach, especially given the many positive climate-change related government, industry and company-specific policies and initiatives that are developing on an ongoing basis.

Government policy momentum has been extraordinary this calendar year, with the Obama Administration and Congress introducing numerous climate-related initiatives. The American Reinvestment and Recovery Act, passed in February, provides for more than $100 billion in spending on low-carbon growth initiatives. Recently, federal agencies have begun deploying these funds in myriad ways—for example, through clean energy cash grants and loan guarantees, advanced battery/electric vehicle grants, renewable energy manufacturing tax credits, smart grid grants and cleaner transportation programs (such as "cash-for-clunkers" and natural gas vehicle incentives). On a global basis, governments are targeting "green" stimulus initiatives in the hope, not only to improve energy security and environmental benefits, but also to drive job creation; we estimate that hundreds of billions of dollars have been directed worldwide to address these issues so far. We believe that an upcoming global climate change summit in Copenhagen could stimulate even more interest in climate change issues—and by extension support opportunities in climate change-related investing.

The Climate Change Fund invests within three broad market segments—Cleaner Energy, Energy Efficiency and Climate Adaptation—carving out investment sub-themes within these areas. During the fiscal year, a number of factors supported Fund results, including relatively defensive holdings (e.g., natural gas utilities, water metering companies) with strong management teams and stocks within our alternative energy and energy storage sub-themes (within our Cleaner Energy and Energy Efficiency categories). We believe the energy storage/battery industry is poised to enter a significant expansion phase driven by higher energy costs, technological breakthroughs and domestic and international policy support; for example, the global lithium ion battery market for automotive applications alone is expected to grow exponentially over the coming decade. In alternative energy, the geothermal industry appears promising to us. Not only is it a clean, dependable and cost-effective energy solution, but it appears to have strong regulatory support (in the form of renewable electricity standards) and a seemingly abundant, although largely untapped, source of supply.

Several factors impeded Fund performance during the fiscal year, including lingering questions about commodity prices and economy-wide concerns over the availability of capital. For instance, even with continued progress toward grid parity, our solar sub-theme underperformed as the fragile credit market and softening demand gave rise to oversupply, pricing pressures, and short-term profitability concerns. The wind industry also succumbed to the weak credit market as marginal wind farms struggled to access project finance and some utilities pared back capital expenditures, which triggered concerns about turbine overcapacity. Importantly, these sectors have rebounded strongly in calendar year 2009 and we continue to believe that the long-term investment appeal of both wind and solar remains intact, with the two industries likely, in our view, to be among the top beneficiaries of government stimulus in 2010.

Although economic and credit-related fears appear to be tapering off, we believe that the Fund's diversification—by segment, geography, market capitalization and sector—remains a key advantage. The Fund continues to be overweighted in U.S. securities—largely due to policy catalysts and signs of economic stabilization—but our international exposure has continued to rise in recent months. At the close of the fiscal year, our allocation among the three investment components was as follows: 40% Cleaner Energy, 34% Energy Efficiency and 22% Climate Adaptation. Our holdings currently span market capitalizations and represent eight of 10 industrial sectors, with our largest overweights in smart grid, water service, natural gas and wind power. Cash levels are currently low as we continue to find what we consider exceptional opportunities with attractive long-term reward/risk profiles.

In closing, we believe that climate change-related companies could benefit from the economic recovery, especially given the potential impact of climate-related stimulus next year and ongoing political support for policy initiatives. In our view, the Fund is well positioned to capitalize on these potential short-term developments and the ongoing, long-term evolution of the world to a new "carbon constrained" reality.

Sincerely,

Ronald B. Silvestri
Portfolio Manager

Climate change-related companies may be particularly susceptible to such factors as environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation, and other domestic and international, political, regulatory and economic developments. Such companies may also be significantly affected by the level or pace of technological change in industries focusing on energy, pollution and environmental control. Because society's focus on climate change issues is relatively new, there could be significant changes of emphasis and direction, and rapid technological change, rendering even new approaches and products obsolete. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- or mid-cap stocks may fluctuate more widely in price than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns; be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund. In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies; and these companies: may have a shorter history of operations than larger companies; may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible to market pressure.

The composition, industries and holdings of the Fund are subject to change. Climate Change Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Climate Change Fund

TICKER SYMBOLS

Institutional Class	NBCLX
Class A	NBCAX
Class C	NBCCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	4.1%
Consumer Staples	0.5
Energy	9.1
Financials	2.2
Industrials	37.7
Information Technology	10.2
Materials	6.8
Utilities	28.5
Other	0.9
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,10

	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	05/01/2008	(26.55%)	(27.05%)
Class A	05/01/2008	(26.77%)	(27.22%)
Class C	05/01/2008	(27.22%)	(27.73%)
With Sales Charge
Class A		(30.95%)	(30.37%)
Class C		(27.92%)	(27.73%)
Index
MSCI World Index[2,19]		(16.64%)	(19.29%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Institutional Class, Class A and Class C shares. The net expense ratios were 1.03%, 1.28% and 2.03% for Institutional Class, Class A and C shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 25.07%, 16.86% and 28.63% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1% which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Climate Change Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary

We are pleased to report that, for the period from its October 8, 2008 inception through fiscal year-end on August 31, 2009, Neuberger Berman Emerging Markets Equity Fund posted a strong positive return and outperformed its benchmark, the MSCI Emerging Markets (MSCI EM) Index.

The emerging markets, as measured by the MSCI EM Index, bottomed in October. They were extremely volatile from that point until early March, when the U.S. and developed international markets began to see improvement on the back of government stimulus plans and early indications of economic improvement. From March through the end of this reporting period, the index was up substantially, with numerous underlying countries posting high double-digit or low triple-digit returns.

During the October-August reporting period, all sectors of the index were positive, with Materials stocks performing best, up over 70%. The weakest index sector was Telecommunications, but even that closed up by 26%. China, Brazil and India contributed strongly to the index on a country basis, while Eastern European nations were relatively weak.

Beginning as it did in the midst of a tremendous worldwide equity market correction, the portfolio was well positioned from the start to employ some of the key tenets of its strategy—seeking opportunities from mispricings, and identifying quality companies selling at a discount to their underlying values.

Within the portfolio, stock selection in the Information Technology sector was excellent, and made a significant contribution to our outperformance. Wasion, a Chinese power meter firm, was a top performer for the period. Having completed an extensive build-out in generating capacity, China is now focusing spending on its electricity grid, benefiting companies like Wasion. ZTE, a Chinese telecom equipment manufacturer, was another positive contributor, on news that the company is gaining market share overseas and is likely to be a major beneficiary of increased mobile capital expenditures in China.

Stock selection in Energy also contributed to results. The Brazilian oil and gas firm Petrobras saw shares rise as prospects in Brazil's offshore oil segment improved. Addax Petroleum, a Canadian energy company with assets in West Africa and Kurdistan, was another strong performer. Addax was purchased by Chinese energy company Sinopec at a premium.

An overweight in Consumer Staples, along with solid stock selection, was also additive. Hengan International, a Chinese disposable paper hygiene products company, performed very well, although Central European Distribution, the largest producer and distributor of vodka in Poland and Russia, was among our weakest holdings, declining on concerns about Eastern European exposure and euro- and dollar-denominated debt.

Materials holdings were the largest detriment on a relative basis. Being underweight in the benchmark's top-performing sector, along with several individual disappointments, hurt relative results. Uralkali, a CIS-based potash producer, declined steeply. Potash prices had risen significantly in the first half of 2008, and fertilizer stocks throughout the world rallied. However, in what appeared to be punishment for charging market prices, the Russian government levied a large fine on the firm, damaging its prospects. Evraz was another disappointment. The Russian steel maker had become highly leveraged after several acquisitions, so when credit conditions became largely frozen early in the reporting period, the stock fell to near-bankruptcy levels. We purchased the stock well into its correction, but the severity of the economic downturn took a further toll on the share price. We recovered part of our losses before selling, but Evraz was still one of our poorest performers. Cash holdings within the portfolio, while not significant, were another slight negative in a sharply rallying market.

Looking ahead, we remain fairly cautious on the global economy. However, we expect better growth from the emerging markets than from developed nations. While there are rather large disparities among developing countries, the economic fundamentals of many emerging markets appear, in our opinion, to be strong, and, in many cases, more attractive than their developed counterparts. We think countries like China, India and Indonesia, with low public and private debt-to-GDP levels, banking systems with lower loan-to-deposit ratios, and strong potential from domestic demand growth driven by large populations, offer attractive opportunities. Conversely, the indebted, export-driven economies of Taiwan, Korea and Eastern Europe are, in our opinion, less appealing.

In terms of individual stocks, the portfolio remains overweight in smaller domestic-market driven names, which we believe will continue to show secular growth despite global economic weakness. Sector overweights include Consumer Staples, Health Care, Information Technology and Industrials, and underweights include Energy and Financials.

In the face of a market that has rallied sharply since the Fund's inception, we continue to seek companies with strong fundamentals and attractive valuations across markets, using bottom-up stock selection to identify the opportunities we believe are best positioned for the longer term.

Sincerely,

Conrad Saldanha
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Emerging Markets Equity Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	5.6%
Consumer Staples	7.4
Energy	12.6
Financials	19.7
Health Care	3.7
Industrials	13.5
Information Technology	16.0
Materials	11.6
Telecommunication Services	8.9
Utilities	1.0
Total	100.0%

CUMULATIVE TOTAL RETURN1,3,10

	Inception Date	Cumulative Total Return Ended 8/31/09 Life of Fund
At NAV
Institutional Class	10/08/2008	44.66%
Class A	10/08/2008	44.38%
Class C	10/08/2008	43.42%
With Sales Charge
Class A		36.08%
Class C		42.42%
Index
MSCI Emerging Markets Index[2,19]		30.66%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Institutional Class, Class A and Class C shares. The net expense ratios were 1.25%, 1.50% and 2.25% for Institutional Class, Class A and Class C shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 2.09%, 2.45% and 3.20% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Cumulative Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary

We are pleased to report that for the fiscal year ended August 31, 2009, Neuberger Berman Equity Income Fund outperformed its benchmark, the S&P 500 Index. In light of the investment environment, however, returns for both the Fund and the index were negative.

The past 12 months encompassed some of the most difficult economic and market conditions in memory. The S&P 500 closed down over 18% for the fiscal year, but that figure belies the quarter-by-quarter turbulence beneath it. Beginning with the Lehman bankruptcy and economic crisis that ensued, we saw enormous upheaval in financial markets. By March 2009, the market had bottomed. A bank bailout proposal and other mildly positive news supported equities in a rally that continued through August. For the full fiscal year, however, every sector of the S&P 500 closed down.

Equity Income Fund has defensive features that seek to provide value in difficult environments. The sectors we emphasize—Real Estate Investment Trusts (REITs), Utilities, Convertible Bonds and higher yielding stocks—contribute to a portfolio designed for high income and capital appreciation potential, with less volatility than the market. This strategy, along with an opportunistic cash position and successful option writing strategies, led to our outperformance for the fiscal year.

Heading into this period, we had taken profits in Energy holdings, resulting in a significant cash position. With concerns about the slowdown already underway and the potential for damage to come, we kept approximately 20% of assets in cash and cash equivalents, which helped limit the impact of ongoing upheaval. We also purchased floating rate notes, which are cash equivalents whose income advantage helped us meet yield goals.

At an average of 14%, the portfolio's Utilities holdings were at a significant overweight versus the index. This sector has defensive characteristics and attractive, often growing dividends. Although Utilities underperformed the broader index, our stock selection enhanced relative performance.

In REITs, approximately 15% of assets, we sought companies with ample cash, attractive dividends and the potential to grow their businesses and withstand economic setbacks. We generally avoided traditional commercial and industrial REITs, finding what we consider compelling opportunities elsewhere. Digital Realty, a digital storage REIT, was a top performer. The aptly named Health Care REIT, as well as GZI, a Chinese REIT, and American Campus Communities, an off-campus housing firm, were beneficial to results. Timber REIT holdings also helped relative returns. Among traditional REITs, Weingarten Realty Investors and Equity Residential disappointed.

In Convertible Bonds, the portfolio's weighting was as high as 30% recently, up from around 18% last year. From September through November, the sector came under pressure as hedge funds began deleveraging quickly, dumping securities inventory at what we consider an exceptional discount to par. In December, we sifted through the carnage and built exposure as price declines drove yields to 10-15%. Even after the market improved, we believe the yield-to-maturity and yield-to-puts of our portfolio holdings remain impressive relative to the five-year U.S. Treasury. By August, we sold certain convertible bonds after dramatic appreciation and redeployed proceeds into other bonds with, in our opinion, attractive yields, strong balance sheets and good cash flows. The portfolio's allocation was approximately 22% by the period's close.

The Fund also benefited from option writing throughout the year. We sold call options as stocks in the portfolio approached our target sell prices, allowing us the potential to enhance the income from stocks as they neared our exit prices. When possible, we also sold puts on companies we wished to own at a particular price. This also served to increase income.

The most negative impact on the portfolio this period came from an overweight in Energy, where many holdings underperformed as oil prices declined from approximately $140 per barrel to $40 within seven months. We also owned energy-related Canadian Income Trusts. Holdings such as Hugoton Royalty Trust, Canadian Oil Sands Trust and Cathedral Energy suffered doubly as the Canadian dollar weakened toward year-end.

The Fund was significantly underweighted in Consumer Discretionary and Staples stocks versus the S&P 500, on concerns about high unemployment, declining home prices, limited access to credit, and a slowdown in U.S. consumer spending. Although REITs fall under the category of Financials, the portfolio was underweighted in traditional bank stocks versus the index. This hurt relative performance during the rally, but benefited the portfolio for the full year. For a brief time, the Fund owned JPMorgan Chase and Bank of America but sold these positions when we became uncertain about earnings as government intervention continued.

Going forward, our approach is optimistic but relatively cautious. We believe the Fund is well positioned to take advantage of improvements in the broader market, while limiting exposure to volatility and providing a competitive yield. The portfolio's cash position is down. In Energy, we expect benefits as oil prices rise on diminished production and increasing demand. The portfolio is overweighted in Materials, with holdings including Freeport-McMoRan Copper & Gold and Royal Gold serving as a hedge against a potentially weaker U.S. dollar. We expect to continue to find opportunity in Convertibles and select non-traditional REITs. Finally, the Fund remains underweighted in companies dependent on the U.S. consumer, instead looking to overweight those we believe have great assets, sustainable business models and an ability to continuously grow in a capital-constrained world.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	2.0%
Consumer Staples	6.8
Energy	14.5
Financials	22.5
Health Care	1.7
Industrials	2.1
Information Technology	1.8
Materials	3.7
Telecommunication Services	1.7
Utilities	14.1
Other	29.1
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3

	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/09/2008	(15.54%)	(0.94%)
Class A17	06/09/2008	(16.01%)	(1.13%)
Class C17	06/09/2008	(16.60%)	(1.44%)
With Sales Charge
Class A17		(20.81%)	(3.18%)
Class C17		(17.42%)	(1.44%)
Index
S&P 500 Index[2,19]		(18.25%)	(7.76%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008. Performance shown for the Institutional Class, Class A and Class C shares prior to that date is that of the Trust Class, which had an inception date of November 2, 2006 and converted into Institutional Class shares and ceased operations on June 9, 2008.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Institutional Class, Class A and Class C shares. The net expense ratios were 0.85%, 1.23% and 1.98% for Institutional Class, Class A and Class C shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 3.41%, 5.73% and 7.00% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary

The fiscal year ended August 31, 2009 was a period of unprecedented market volatility as fallout from the credit crisis triggered a substantial decline, which was followed by a rally as governments responded worldwide. Although Neuberger Berman Focus Fund was able to regain a substantial amount of lost ground and roughly match the performance of its S&P 500 benchmark in the second half of the fiscal year, it recorded a loss and trailed the index for the full period.

Health Care investments had the most negative effect on performance relative to the benchmark. Two disappointing holdings in this sector were joint replacement manufacturer Zimmer Holdings and biotechnology company Genzyme. In the case of Zimmer, management's failure to quickly and effectively address issues regarding payments to doctors resulted in a loss of business momentum in a highly competitive market. We eliminated the position, but not before sustaining a substantial loss. Genzyme shares fell when one of its major plants failed an FDA inspection and then encountered manufacturing issues at the plant, causing an extended shut-down. We expect the plant to be fully functional by late November, which we consider a big first step in Genzyme's potential road to recovery.

Financials sector investments also underperformed, with Bank of America and Citigroup detracting from results. Citigroup had been a long-standing portfolio holding. We held onto the position throughout much of the credit crisis with the belief that the company would be able to weather the turmoil and ultimately emerge as a stronger entity. However, as the economy grew increasingly dire in the fourth quarter of calendar year 2008 and the stock market experienced a precipitous decline, in our view it became a real possibility that Citigroup might not survive. So, we gradually sold the position and took steep losses, albeit at much higher price levels than where Citigroup bottomed a few months later. We purchased Bank of America after the stock dropped 30% off its recent high because we felt that the risk/reward looked compelling. Yet when the federal government stepped in a few months later to inject capital into the company, we believed the risk to common shareholders became too severe. We therefore exited the position, again at a sharp loss, but several weeks before the stock reached its bottom. The Fund maintains exposure to the higher quality, better capitalized Financials that have and, we believe, should continue to benefit as the market stabilizes.

Consumer Discretionary sector investments posted a solid gain versus a loss for the corresponding S&P 500 sector component. Helped by particularly strong sales in its Olive Garden division, casual dining company Darden Restaurants enjoyed a gain for the period (although we then sold the position at an overall loss). Off-price retailer TJX was one of the few retailers to record sales growth over the last 12 months. The company's ability to access better brands (a result of the weak sales for full-price retailers) helped boost sales.

Although our Energy sector investments recorded a substantial loss, they outperformed the benchmark sector component by a sizable margin. Our focus on exploration and production companies with the lowest finding and development costs, which make them less leveraged to energy prices, helped limit the damage in this, the S&P 500's second worst performing sector. Range Resources, was the Fund's best Energy sector performer.

Reluctantly putting on our economic forecasting hat, we remain cautiously optimistic. We think the doomsday "Great Depression II" scenario is now highly unlikely. However, we question whether the V-shaped recovery equities investors appear to be anticipating will materialize. The economy has come a long way in the last six months, but this may be more a function of the replenishment of severely depleted inventories and government programs temporarily stimulating consumer spending than an indication of more normalized demand-driven growth.

Over the last six months, we believe investor confidence in a strong economic recovery and appetite for risk have increased significantly as evidenced by the superior performance of economically sensitive sectors such as Financials, Industrials, Materials and Energy and big moves in what we consider lower quality, more speculative issues. If economic growth fails to meet what may be optimistic expectations, we believe that today's market leaders are probably vulnerable. We think that focusing on undervalued companies that can sustain respectable cash flow and earnings growth even in a less vibrant economy could be a relatively satisfactory approach in the year ahead.

Sincerely,

David Levine
Portfolio Manager

Because the Fund is concentrated in a small number of stocks, it will be substantially overweighted or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	8.7%
Consumer Staples	12.6
Energy	14.4
Financials	12.7
Health Care	16.6
Industrials	11.1
Information Technology	20.5
Utilities	3.4
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,9

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	10/19/1955	(21.06%)	0.27%	2.02%	10.21%
Trust Class	08/30/1993	(21.21%)	0.06%	1.82%	10.22%
Advisor Class	09/03/1996	(21.45%)	(0.17%)	1.58%	10.17%
S&P 500 Index[2,19]		(18.25%)	0.49%	(0.79%)	9.61%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.90%, 1.12% and 1.35% for Investor Class, Trust Class and Advisor Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary

U.S. stocks mounted a sustained rally following the early March market bottom. However, this advance failed to compensate for the sharp sell-off during the first half of the fiscal year ended August 31, 2009. For the full 12-month period, all 10 Russell 2000® Index sectors declined, with four finishing down 20% or more. Neuberger Berman Genesis Fund recorded strongly positive returns in the second half of the period but finished in negative territory, lagging its Russell 2000 benchmark.

The disappointing relative returns of Health Care and Consumer Discretionary sector investments were largely responsible for the Fund's underperformance versus the benchmark. We made some mistakes, most notably ArthroCare and K-V Pharmaceutical Company, both of which suffered company-specific problems and were eliminated from the portfolio. Contract research companies Pharmaceutical Product Development and ICON PLC also performed poorly as large pharmaceuticals responded to potential changes in the health care system by reducing research and development spending. We believe this is a temporary phenomenon and that once "big pharma" increases R&D spending, these two well-positioned companies will rebound. Radio rating services company Arbitron and casket and headstone manufacturer Matthews International were the poorest performing Consumer Discretionary investments. Arbitron's struggles are tied to the pressures facing its primary customers—radio operators which have been experiencing a severe advertising slump. We have meaningfully reduced our position in Arbitron. As for Matthews, this is a classic "Steady Eddie" company with strong competitive positions in stable end markets. Due largely to the severe recession and a decline in the nation's death rate for 2009, Matthews is on track to have modestly down earnings for the year—a disappointing performance for investors who had become accustomed to consistently increasing earnings during the past several years. As a result, the stock was not able to keep pace with the overall Consumer Discretionary segment during the fiscal year.

Although the portfolio was overweighted in Energy—the Russell 2000's worst performing sector—and our holdings declined sharply, they outpaced sector counterparts and made a positive contribution to relative performance. Our bias toward exploration and production companies such as Southwestern Energy and Concho Resources, which have solid balance sheets and have been steadily increasing production and reserves on an economic basis, was the primary reason our holdings outperformed the corresponding benchmark component by a wide margin. Financials holdings also outperformed. The portfolio was significantly underweighted in Financials and our avoidance of the most credit-sensitive financial businesses helped us escape much of the damage in this hard-hit sector.

Over the last six months we have witnessed a sea change in investor sentiment. Investors have gone from asking, "How bad will it get?" to "How good is it going to be?" We believe that investor confidence in a strong global economic recovery is reflected in their renewed appetite for risk. To wit, from the Russell 2000 bottom on March 9, 2009 through August 31, 2009, lower quality, more speculative stocks—as measured by return on equity, price/projected earnings, market capitalization range and stock price (stocks trading under $5 per share)—have outperformed by a wide margin. Historically, Genesis has lagged its benchmark during such periods due to our focus on owning high quality businesses.

Moreover, we are not so confident that the current economic rebound is sustainable. We believe that recent improvement in the U.S. economy is primarily the result of rebuilding inventories that were decimated when the "economic sky was falling." In addition, government programs may have temporarily reinvigorated consumer spending. Once inventories are brought in line with still relatively weak domestic demand and government incentives for consumer spending are reduced or eliminated, we believe the economy may lose momentum.

Our long-held approach of seeking a diversified portfolio of high quality, financially strong companies selling at average to below-average prices remains intact. We have overlaid this approach with several macroeconomic themes. Consequently, we continue to underweight sectors such as Consumer Discretionary and Financials (specifically, credit-sensitive businesses such as banking, consumer credit companies and real estate investment trusts) that are highly dependent on the still overleveraged American consumer. Also, we continue to overweight sectors such as Energy, select Materials and agriculture-related Industrials, which we believe should continue to benefit from increasing emerging market demand. We also remain committed to less economically sensitive businesses, such as "Steady Eddies" and Health Care. We believe these strategies could lead to superior relative performance if our reservations regarding the durability of a vibrant economic recovery prove justified. If economic growth exceeds our expectations, we believe the portfolio's overweights in Energy, Materials and select Industrials should help Genesis participate in any extended stock-market advance.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	4.9%
Consumer Staples	8.1
Energy	14.6
Financials	10.3
Health Care	18.7
Industrials	25.0
Information Technology	10.5
Materials	6.7
Utilities	1.2
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	(25.72%)	5.52%	10.48%	11.84%
Trust Class	08/26/1993	(25.73%)	5.48%	10.44%	11.84%
Advisor Class	04/02/1997	(25.95%)	5.20%	10.15%	11.65%
Institutional Class[7]	07/01/1999	(25.55%)	5.74%	10.74%	11.97%
Russell 2000® Index[2,19]		(21.29%)	2.21%	4.30%	8.29%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.04%, 1.11%, 1.37% and 0.86% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Institutional Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman Guardian Fund underperformed its benchmark, the S&P 500 Index. Within an overwhelmingly down market, performance for both the Fund and the index was negative.

In September 2008, the macroeconomic environment appeared dire, and markets sold off indiscriminately. Credit was constrained, business and consumer spending collapsed, and capacity utilization plummeted as businesses aggressively liquidated inventory. By early calendar year 2009, evidence suggested to us that this unprecedented global inventory destocking was ending, shifting toward a replenishment cycle.

Subsequent to the March equity market low, we have seen a significant rebound in global industrial production as businesses position to restock inventory. Over this period, the global economy has also benefited from various stimulus packages, reopened credit markets, low interest rates, and generally healthy corporate balance sheets. Together these factors added to optimism, and the markets rallied strongly. While the economy is clearly enjoying a vigorous near-term bounce, we believe consumers need to deleverage, and that the government's serious fiscal problems must also be addressed to remove long-term headwinds for economic growth. We are also concerned about pockets of excess industrial capacity in light of lower demand, and are cautious about growth rates and fundamentals when the inventory boost ends.

As long-term investors, we made few changes to the types of companies we own, except for selective repositioning for the "post-Lehman bankruptcy" environment. Turnover remains relatively low, and our adjustments have been thoughtful, careful and aligned with our longer-term strategy. We continue focusing on businesses whose growth, we believe, is less dependent on a vibrant global economy. In our opinion, most holdings either have recession-resistant businesses, or some strategic advantage that should allow them to gain market share to offset cyclical pressure presented by a weak economy.

We used last year's volatility to add to and introduce such names at attractive valuations. For example, while the newspaper business is weak, we own Washington Post Company for its high-growth Kaplan education business—Kaplan is enjoying extraordinary growth as American workers return to school to add credentials and improve their employment prospects.

Intuit, a top performer, is another example. Intuit provides individual and business productivity software and services including TurboTax, Quicken and QuickBooks. Through marketing initiatives, Intuit has grown its business and acquired new small- and medium-sized business customers during a period of economic weakness. For instance, the company has introduced a free version of the QuickBooks general ledger accounting system. This version demonstrates the software's value proposition—low cost and compelling benefits—and from there, Intuit can offer a full suite of paid services, such as payroll and payment systems, and web hosting.

We are currently limiting exposure to credit-sensitive Financials, as credit losses are rising, and the business models and earnings potential of the post-2008 world are still unclear. Within the Consumer Discretionary sector, we are avoiding retailers, expecting that consumer spending will be more measured. Finally, we are avoiding deep cyclicals; these include many Materials-related businesses and Industrial sector companies that depend on high capacity utilization rates for growth. All of these areas have enjoyed strong rallies off of the March lows.

Within a wildly divergent market—down following the Lehman bankruptcy then sharply higher—individual stock performance over this reporting period had more to do with the timing of specific purchases and sales. For instance, our top performer was IntercontinentalExchange, whose volume growth, we believe, should continue with increased regulation of securities markets. We added Praxair, a resilient, well-run business, during the valuation opportunity in 2008. Yahoo is in a turnaround, with a solid balance sheet, no debt, a low price-to-cash flow ratio and strong positioning for an ad-spending recovery, and Markel is one of the largest participants in the fragmented specialty insurance sector. We bought it at a meaningful discount, and believe it is positioned to grow. All of these holdings were new to the portfolio and were initially purchased prior to the rally from the March lows.

Among poor performers, we continue to own cable and component distributor Anixter. While disappointing for the August reporting period, it has been a strong performer in calendar year 2009. We eliminated Weingarten Realty Investors and American Express last fall on concerns about credit markets. We sold Liberty Global but held Comcast, a resilient business that has enjoyed improved share price performance recently. We also sold Petroleo Brasiliero and added to our position in BG Group. While Petroleo Brasiliero needed additional leverage to finance growth, BG Group has an immaculate balance sheet, and has been an opportunistic buyer of energy properties.

True to our successful long-term strategy, we continue to manage the portfolio with a three- to five-year view, looking for businesses with advantaged growth. After performing better than the index during much of calendar year 2009, we lost ground in August as investors favored the "cyclical bounce" stocks we consider risky. We are encouraged by the prospects for our companies and think the portfolio is well positioned for growth within the more challenging environment we foresee. As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	16.6%
Energy	12.9
Financials	14.1
Health Care	7.8
Industrials	18.8
Information Technology	23.9
Materials	3.2
Utilities	2.7
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8,15

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	(22.65%)	1.74%	1.28%	10.81%
Trust Class	08/03/1993	(22.74%)	1.59%	1.15%	10.78%
Advisor Class	09/03/1996	(23.05%)	1.13%	0.74%	10.67%
Institutional Class[22]	05/27/2009	(22.58%)	1.76%	1.29%	10.81%
Class A21	05/27/2009	(22.61%)	1.75%	1.29%	10.81%
Class C21	05/27/2009	(22.83%)	1.70%	1.26%	10.80%
Class R3[21]	05/27/2009	(22.68%)	1.74%	1.28%	10.80%
With Sales Charge
Class A21		(27.06%)	0.56%	0.69%	10.70%
Class C21		(23.50%)	1.70%	1.26%	10.80%
Index
S&P 500 Index[2,19]		(18.25%)	0.49%	(0.79%)	10.75%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Advisor Class shares, through August 31, 2012 for Institutional Class shares and through August 31, 2013 for Class A, Class C and Class R3 shares. The net expense ratios were 1.51%, 0.76%, 1.11%, 1.86% and 1.36% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.90%, 1.07%, 3.44%, 0.78%, 1.21%, 1.96% and 1.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman International Fund underperformed its benchmark, the MSCI EAFE® Index. While both the Fund and the index posted double-digit positive returns in calendar year 2009, returns for the full period were negative.

This was a tremendously difficult time for world's economies and equity markets, with steep declines in the EAFE Index from the beginning of the reporting period through early March 2009. Although markets rallied subsequently, the extremely bearish environment that endured through much of the period overwhelmed more recent improvements. For the full fiscal year, all sectors within the EAFE were down, with Consumer Staples performing best on a relative basis, and Materials declining most. Every country in the index declined except Spain, which was up less than 1%.

Because this report covers two distinctly different market environments—one in which defensive positioning was beneficial, and one in which cyclical companies outperformed—overall themes are not readily apparent. Taking the period as a whole, the market sectors that fared best included Consumer Staples, Telecommunications, Health Care and Consumer Discretionary. Materials, Information Technology, Financials, Utilities, Industrials and Energy were relatively weak. Throughout the period, our holdings reflected our commitment to our QuaRP (quality at a reasonable price) philosophy.

During the fiscal year, the Fund benefited on a relative basis from a lack of exposure to the weak Utilities sector, which, although usually defensive, underperformed. Given that we are QuaRP investors, Utilities companies rarely meet our requirements, tending to be lower growth, highly capital intensive, and highly regulated businesses. Stock selection within Telecommunications was also additive, and stock selection was beneficial within Materials as well. Initiated at a favorable time, our position in French chemical company Arkema was among the portfolio's top performers. However, Wacker Chemie, a German chemical company, lagged and was eliminated from the portfolio. While its solar business remains strong, Wacker's more cyclical chemical business has recently hampered company results. Finally, in a decidedly negative market, the Fund's somewhat higher-than-average level of cash and cash equivalents was another benefit.

In terms of detractors, the performance of some of the portfolio's Industrial holdings was disappointing. Vallourec, a French maker of seamless steel tubing and connectors used in deepwater drilling for natural gas, was our poorest performer. The stock was hurt by a soft U.S. gas market, and was sold. Health Care was another area of weakness. Within Energy, Addax Petroleum, a Canadian company with assets in West Africa and Kurdistan, was the Fund's top contributor. The company was taken over by Chinese energy company Sinopec during the period and was sold. Cameco, a Canadian uranium company, was also among our strongest performers. As governments worldwide look for ways to increase energy production with a lower carbon footprint, Cameco has benefited. However, Fund holdings underperformed the benchmark sector component, with disappointments including Paladin, a smaller-cap, lower-production Australian uranium company which has been eliminated from the portfolio. Canadian Natural Resources, a higher cost oil producer that was disproportionately impacted as commodity prices declined, also underperformed. We sold the stock early in the period. In Information Technology, an overweight and stock selection worked against us. While Canadian data specialist MacDonald Dettwiler was one of our best holdings, British electronics firm Laird PLC was one of the weakest and was sold. Our slight underweight and stock selection in Consumer Discretionary stocks were a headwind in this environment.

Within the troubled Financials sector, portfolio holdings had mixed results. On the positive side, Deutsche Boerse, operator of the Frankfurt stock exchange and an electronic and derivatives exchange, saw earnings exceed expectations, and performed very well. We believe the company should benefit further as new regulations move over-the-counter financial instruments to exchanges. Norwegian commercial bank DnB NOR returned to favor, as investors appeared to have considered its risks and opportunities more rationally. However, Swiss Re, an insurer of primary insurance companies, was sold from the portfolio after experiencing losses greater than we had anticipated. Piraeus, a Greek bank, declined on economic concerns and was eliminated from the portfolio. And French insurance company, Euler Hermes, was another significant disappointment that was sold. Overall, Fund holdings underperformed the benchmark in the sector.

Looking ahead, we continue to be fairly cautious on the global economy, expecting a protracted and muted recovery. While remaining somewhat defensive, we are adding cyclical names on a stock-by-stock basis where we find valuations compelling after lowered assumptions for revenue growth and margin expansion. In these markets, we continue to remain focused on our QuaRP discipline, seeking high quality, financially strong companies with good organic growth opportunities—an approach that we believe can deliver superior returns over the long run.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

TICKER SYMBOLS

Investor Class	NBISX
Trust Class	NBITX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	8.9%
Consumer Staples	14.0
Energy	9.4
Financials	18.3
Health Care	10.6
Industrials	13.9
Information Technology	7.7
Materials	9.3
Telecommunication Services	7.9
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8,16

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/15/1994	(20.42%)	4.98%	4.70%	6.75%
Trust Class[5]	06/29/1998	(20.48%)	4.88%	4.95%	6.98%
MSCI EAFE® Index[2,19]		(14.47%)	6.32%	2.68%	4.85%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.28% and 1.38% for Investor Class and Trust Class shares, respectively.Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Investor Class shares and August 31, 2019 for Trust Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Institutional Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman International Institutional Fund underperformed its benchmark, the MSCI EAFE® Index. While both the Fund and the index posted double-digit positive returns in calendar year 2009, returns for the full period were negative.

This was a tremendously difficult time for world's economies and equity markets, with steep declines in the EAFE Index from the beginning of the reporting period through early March 2009. Although markets rallied subsequently, the extremely bearish environment that endured through much of the period overwhelmed more recent improvements. For the full fiscal year, all sectors within the EAFE were down, with Consumer Staples performing best on a relative basis, and Materials declining most. Every country in the index declined except Spain, which was up less than 1%.

Because this report covers two distinctly different market environments—one in which defensive positioning was beneficial, and one in which cyclical companies outperformed—overall themes are not readily apparent. Taking the period as a whole, the market sectors that fared best included Consumer Staples, Telecommunications, Health Care and Consumer Discretionary. Materials, Information Technology, Financials, Utilities, Industrials and Energy were relatively weak. Throughout the period, our holdings reflected our commitment to our QuaRP (quality at a reasonable price) philosophy.

During the fiscal year, the Fund benefited on a relative basis from a lack of exposure to the weak Utilities sector, which, although usually defensive, underperformed. Given that we are QuaRP investors, Utilities companies rarely meet our requirements, tending to be lower growth, highly capital intensive, and highly regulated businesses. Stock selection within Telecommunications was also additive, and stock selection was beneficial within Materials as well. Initiated at a favorable time, our position in French chemical company Arkema was among the portfolio's top performers. However, Wacker Chemie, a German chemical company, lagged and was eliminated from the portfolio. While its solar business remains strong, Wacker's more cyclical chemical business has recently hampered company results. Finally, in a decidedly negative market, the Fund's somewhat higher-than-average level of cash and cash equivalents was another benefit.

In terms of detractors, the performance of some of the portfolio's Industrial holdings was disappointing. Vallourec, a French maker of seamless steel tubing and connectors used in deepwater drilling for natural gas, was our poorest performer. The stock was hurt by a soft U.S. gas market, and was sold. Health Care was another area of weakness. Within Energy, Addax Petroleum, a Canadian company with assets in West Africa and Kurdistan, was the Fund's top contributor. The company was taken over by Chinese energy company Sinopec during the period and was sold. Cameco, a Canadian uranium company, was also among our strongest performers. As governments worldwide look for ways to increase energy production with a lower carbon footprint, Cameco has benefited. However, Fund holdings underperformed the benchmark sector component, with disappointments including Paladin, a smaller-cap, lower-production Australian uranium company which has been eliminated from the portfolio. Canadian Natural Resources, a higher cost oil producer that was disproportionately impacted as commodity prices declined, also underperformed. We sold the stock early in the period. In Information Technology, an overweight and stock selection worked against us. While Canadian data specialist MacDonald Dettwiler was one of our best holdings, British electronics firm Laird PLC was one of the weakest and was sold. Our slight underweight and stock selection in Consumer Discretionary stocks were a headwind in this environment.

Within the troubled Financials sector, portfolio holdings had mixed results. On the positive side, Deutsche Boerse, operator of the Frankfurt stock exchange and an electronic and derivatives exchange, saw earnings exceed expectations, and performed very well. We believe the company should benefit further as new regulations move over-the-counter financial instruments to exchanges. Norwegian commercial bank DnB NOR returned to favor, as investors appeared to have considered its risks and opportunities more rationally. However, Swiss Re, an insurer of primary insurance companies, was sold from the portfolio after experiencing losses greater than we had anticipated. Piraeus, a Greek bank, declined on economic concerns and was eliminated from the portfolio. And French insurance company, Euler Hermes, was another significant disappointment that was sold. Overall, Fund holdings underperformed the benchmark in the sector.

Looking ahead, we continue to be fairly cautious on the global economy, expecting a protracted and muted recovery. While remaining somewhat defensive, we are adding cyclical names on a stock-by-stock basis where we find valuations compelling after lowered assumptions for revenue growth and margin expansion. In these markets, we continue to remain focused on our QuaRP discipline, seeking high quality, financially strong companies with good organic growth opportunities—an approach that we believe can deliver superior returns over the long run.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Institutional Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Institutional Fund

TICKER SYMBOLS

Institutional Class	NBIIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.0%
Consumer Staples	14.1
Energy	9.4
Financials	18.1
Health Care	10.6
Industrials	13.9
Information Technology	7.7
Materials	9.4
Telecommunication Services	7.8
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	Life of Fund
Institutional Class	06/17/2005	(19.92%)	0.07%
MSCI EAFE® Index[2,19]		(14.47%)	3.60%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.13% for Institutional Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.87%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Institutional Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman International Large Cap Fund underperformed its benchmark, the MSCI EAFE® Index. While both the portfolio and the index posted double-digit positive returns in calendar 2009, returns for the full reporting period were negative.

This was a tremendously difficult time for the world's economies and equity markets, with steep declines in the EAFE Index from the beginning of the reporting period through early March 2009. Although markets rallied subsequently, the extremely bearish first half overwhelmed more recent improvements. For the full fiscal year, all sectors within the EAFE were down, with Consumer Staples performing best on a relative basis, and Materials declining most. Every country in the index declined except Spain, which was up less than 1%.

Because this report covers two distinctly different market phases—one in which defensive positioning was beneficial, and one in which cyclical companies outperformed—overall themes are not readily apparent. Taking the period as a whole, the sectors that fared best included Consumer Staples, Telecommunications, Health Care and Consumer Discretionary stocks. Materials, Information Technology, Financials, Utilities, Industrials and Energy were weaker. Throughout the period, our holdings reflected our commitment to our QuaRP (quality at a reasonable price) philosophy.

During the fiscal year, the Fund benefited on a relative basis from Consumer Staples, with both an overweight and strong stock selection, including a gain by Hengan International, a Chinese disposable paper hygiene company which was sold during the period. Another positive was our lack of exposure to the Utilities sector, which, while typically defensive, underperformed during the period. Given that we are QuaRP investors, Utilities companies rarely meet our requirements, tending to be lower growth, highly capital intensive, and highly regulated businesses. Stock selection within Telecommunications was additive as well. Finally, in a decidedly negative market, a somewhat higher-than-average level of cash was another benefit.

The performance of some of the Fund's Industrials holdings was disappointing. Vallourec, a French maker of seamless steel tubing and connectors used in deepwater drilling for natural gas, was our poorest performer. The stock was hurt by a weak U.S. gas market, and was sold. Health Care was another negative, where although Novo Nordisk was a benefit, stock performance in the sector was weaker than expected. In Energy, though our holdings underperformed overall, stock selection was beneficial. Canadian firm Addax Petroleum was our top performer, benefiting from a takeover by Chinese energy company Sinopec during the period. Canadian Natural Resources, a higher cost oil producer that was disproportionately impacted as commodity prices declined, underperformed. We sold the stock early in the period. Australian firms Paladin, a uranium producer, and Woodside Petroleum also disappointed and were sold.

Within the troubled Financials sector, Fund holdings had mixed performance. On the positive side, Deutsche Boerse, operator of the Frankfurt stock exchange and an electronic and derivatives exchange, saw earnings exceed expectations, and performed very well. We believe the company should benefit further as new regulations move over-the-counter financial instruments to exchanges. Bank of China remained strong and UBS performed well (both were sold), and Norwegian commercial bank DnB NOR returned to favor. However, Swiss Re, an insurer of primary insurance companies, was sold after experiencing losses greater than we had anticipated. Piraeus, a Greek bank, declined on economic concerns and was eliminated from the portfolio. And French insurance company Euler Hermes was another significant disappointment that was sold. Overall, our holdings underperformed the benchmark sector component.

In Information Technology, an overweight and stock performance worked against the Fund, as did the performance of some Materials holdings. Three of the best portfolio performers are in the Materials sector—Sociedad Quimica y Minera de Chile, a leader in specialty plant nutrition, iodine and lithium, BHP Billiton, a Australian metals and mining firm, and Linde, a German industrial gas manufacturer. However, Wacker Chemie, a German chemical company we sold as its chemical business suffered, and Vale (also sold), a Brazilian metals and mining firm, both posted large declines.

Looking ahead, we continue to be fairly cautious on the global economy, expecting a protracted and muted recovery. While remaining somewhat defensive, we are adding cyclical names on a stock-by-stock basis, where we find valuations compelling after lowered assumptions for revenue growth and margin expansion. In these markets, we continue to remain focused on our QuaRP discipline, seeking high quality, financially strong companies with good organic growth opportunities—an approach that we believe can deliver superior returns over the long run.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States and from investments in large-cap stocks are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Large Cap Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.3%
Consumer Staples	11.3
Energy	9.2
Financials	21.5
Health Care	11.3
Industrials	10.7
Information Technology	6.8
Materials	10.1
Telecommunication Services	8.8
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	Life of Fund
At NAV
Trust Class	08/01/2006	(18.84%)	(4.47%)
Institutional Class[7]	10/06/2006	(18.57%)	(4.16%)
Class A18	12/20/2007	(18.83%)	(4.47%)
Class C18	12/20/2007	(19.34%)	(4.84%)
Class R3[18]	05/27/2009	(18.92%)	(4.50%)
With Sales Charge
Class A18		(23.52%)	(6.28%)
Class C18		(20.12%)	(4.84%)
Index
MSCI EAFE® Index[2,19]		(14.47%)	(3.30%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Trust Class, Institutional Class, Class A and Class C shares and through August 31, 2013 for Class R3 shares. The net expense ratios were 1.30%, 0.95%, 1.37%, 2.07% and 1.53% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.39%, 1.00%, 1.72%, 4.12% and 2.00% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman Large Cap Disciplined Growth Fund underperformed its benchmark, the Russell 1000® Growth Index. During an extremely difficult year for equity investors, returns for both the Fund and the index were negative.

Fifteen days into this reporting period, Lehman Brothers declared bankruptcy. While the economy was already in a downturn cycle, this triggered a tailspin as credit evaporated. The fourth quarter of calendar year 2008 saw a tremendous drop in retail activity, and signs of improvement would not be apparent until late in the first quarter of calendar year 2009, as the first of various economic stimulus programs began to have an influence.

By March, we saw two catalysts for improvement. First, Citigroup announced strong earnings and the apparent likelihood that they could earn their way through their capital issues had widespread implications. At the same time, analysts began to understand the impact that a stimulus package by the Chinese government—a very targeted package focused on infrastructure spending—could have on various economic sectors.

Since March, the market has rallied in fits and starts, with early leadership coming from lower quality names—those with weaker balance sheets, smaller market caps, low liquidity and share price, and higher economic sensitivity. From April through August, the rally became more broadly based.

During this fiscal year, stock selection within areas including Industrials, Health Care, Information Technology and Financials hurt the portfolio versus the index, since our high quality bias kept us out of the stocks that performed best. For example, within Financials, the Fund owned quality holdings such as JP Morgan Chase and Goldman Sachs, and both stocks performed well. They did not, however, see the bounce that weaker players we avoided—like Citigroup and AIG—enjoyed. Being underweighted in Information Technology as it rebounded also limited relative performance.

Decisions that benefited the portfolio on a relative basis included excellent stock selection within Consumer Discretionary stocks. However, our underweight in the sector offset some of the benefit. Very strong stock selection in Materials, Telecommunications and Utilities also helped.

One of the top holdings in the portfolio for the year was Apple. Strong results from the iPhone within a difficult environment surprised the marketplace when expectations were relatively low. We felt more positive and, in fact, Apple has sold 30 million units to date. Apple has also begun to profit from iPhone applications, continues to release newer generations of other high-demand devices, and has expanded globally, most notably in China and Israel.

With demand for copper increasing tremendously as a result of the Chinese stimulus package, Freeport-McMoRan Copper & Gold was another strong performer. The firm benefited from Chinese infrastructure projects like railroads, bridges, airports, and power generation and transmission. Located in Asia, Freeport's biggest mine is well positioned to serve China.

Amazon was another huge contributor. Amazon revamped its distribution network prior to the economic downturn, which reduced delivery costs, and in turn improved price competitiveness on both goods and shipping. Amazon also gained significant share from eBay, which was having operating difficulties, especially in sales of new items.

Disappointments included Lockheed Martin, which we sold after the close of the fiscal year. Lockheed was a defensive holding in calendar year 2008, but in calendar year 2009, a change in administration caused budget and defense spending questions to loom, and later in the year, the market rotated into more volatile, economically sensitive stocks.

Research in Motion (RIMM) was another disappointment. We bought RIMM in calendar year 2008 believing the firm would gain new consumer share alongside its business and enterprise domination. With the collapse of U.S. consumer demand, it became obvious that this thesis was not going to play out, and we eliminated the stock from the portfolio.

We also sold Schlumberger, another negative performer for the portfolio. New oil production often comes from costly, technologically complicated procedures, such as underwater, shale or horizontal drilling. This is Schlumberger's specialty.

However, as the price of crude declined dramatically, such projects were the first to be shuttered, and Schlumberger traded down in sympathy.

Within the past six months, we shifted from a very defensive posture to a much more economically sensitive stance, decreasing Health Care, Consumer Staples, Utilities and Telecom in favor of Materials, Industrials, Financials and Technology. We think the work required to close the huge gap between low inventories and increasing demand will continue to benefit these types of firms, as well as to potentially re-start a "virtuous" cycle—in which demand drives manufacturing and employment increases, which promotes confidence and spending, and eventually, economic improvement. We are focused on companies that have cut expenses and beaten earnings estimates. If revenues increase for lean companies like these, we believe it should impact the bottom line quickly. Within this outlook, while we are conservatively positioned for recovery, we have room to become more aggressive if our thesis becomes evident even faster.

Sincerely,

Daniel D. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalizations are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.1%
Consumer Staples	11.5
Energy	8.0
Financials	5.4
Health Care	12.1
Industrials	10.1
Information Technology	35.3
Materials	7.3
Telecommunication Services	1.2
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,14

	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Investor Class	12/06/1999	(18.27%)	1.76%	(5.03%)
Institutional Class[20]	04/06/2009	(18.13%)	1.80%	(5.02%)
Class A20	04/06/2009	(18.27%)	1.76%	(5.03%)
Class C20	04/06/2009	(18.54%)	1.70%	(5.06%)
Class R3[20]	05/27/2009	(18.25%)	1.77%	(5.03%)
With Sales Charge
Class A20		(22.97%)	0.56%	(5.61%)
Class C20		(19.35%)	1.70%	(5.06%)
Index
Russell 1000® Growth Index[2,19]		(16.76%)	1.21%	(4.68%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Investor Class and through August 31, 2013 for Institutional Class, Class A and Class C and Class R3 shares. The net expense ratios were 1.52%, 0.76%, 1.12%, 1.87% and 1.37% for Investor Class, Institutional Class, Class A and Class C and Class R3 shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 2.55%, 2.80%, 1.90%, 2.75% and 1.78% for Investor Class, Institutional Class, Class A and Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary

For the fiscal year ended August 31, 2009—a turbulent period for equities—both Neuberger Berman Mid Cap Growth Fund and its benchmark, the Russell Midcap® Growth Index, posted negative returns. Fund performance trailed that of the index.

All sectors of the index finished the fiscal year in double-digit negative territory. Within the benchmark, Telecommunications was the weakest sector, off by nearly 40%. Energy was next, down roughly 37%. Consumer Discretionary stocks performed best, declining approximately 10%. The large Information Technology (IT) sector was whipsawed over the year, initially showing extreme weakness, but turning in middling results overall due to strong performance in recent months.

Early in the fiscal year, more defensive, lower growth stocks outperformed on a relative basis while the markets were declining dramatically. After the March low, nearly the opposite was true—with lower quality (e.g., little or no earnings, low return on equity), smallest and least expensive stocks in the lead. This shift is not surprising to us—in markets following a period of sustained weakness, such as in 2003, lower quality stocks have often led early on. The Fund trailed the benchmark during the market recovery, given that such stocks do not meet our fundamental requirements. We believe the "junk rally" may be waning now, however, and that the Fund can benefit when the market pauses to weigh price appreciation against the underlying fundamental value of securities.

Within the Fund, Energy holdings outperformed in the difficult Energy sector due to excellent security selection. An overweight position (versus the benchmark) in oil and gas firm Concho Resources was a benefit, as were Range Resources and Noble. The Fund remains overweighted in the weak Telecommunications sector, where we enjoyed good stock selection. Millicom International, an emerging markets prepaid cellular company, and SBA Communications, a tower company, were beneficial. NII Holdings was sold on earnings disappointments, as its Latin American business declined. In Materials, Freeport-McMoRan Copper & Gold, the large copper supplier, was among our best performers. The company benefited from rising prices and increasing demand, especially in China.

Areas that were most detrimental to relative Fund performance this fiscal year were IT and Health Care. In IT, Fund holdings did not keep pace with rebounding lower quality stocks. Silicon Laboratories and Marvell Technology Group were among our top performers but our higher quality semiconductor and equipment holdings underperformed. Software holdings also lagged, with Trimble Navigation and Activision Blizzard disappointing. VistaPrint, a lower cost business stationery provider, was a bright spot, particularly in the latter half of the period.

In Health Care, the Fund's services and equipment holdings disappointed. Services companies, which we have reduced as a proportion of the portfolio, were held back by "political" risk—the unknowns surrounding health care reform—and equipment firms underperformed on lower hospital spending. We sold disappointments including Intuitive Surgical, Psychiatric Solutions, Perrigo and Myriad Genetics. Our biotech holdings were stronger, as this area proved to be more resilient in the face of political risk.

Consumer Discretionary holdings were slightly negative on a relative basis. In retrospect, we held our education theme too long after last year's strong performance. We have since consolidated the overall position and are less defensive in the sector, reflected in our building a longer-term position in retail, including positive contributors Ross Stores and Nordstrom. Gaming companies WMS and Penn National were also very strong.

The Fund underperformed in Financials. We think the sector remains somewhat risky, so the Fund remains slightly underweighted relative to the index. We continue to favor asset management firms, and capital-sensitive names. In Industrials, our prison outsourcing theme is on hold, as states are unable to outsource prison services in light of worsening deficits. Corrections Corp. of America declined, and was sold. We continue to emphasize higher quality, good earnings visibility Industrials, such as Precision Castparts, Stericycle and Jacobs Engineering.

Looking ahead, while not expecting a rapid recovery, we are becoming more constructive on the market and find mid-cap valuations very attractive. As the market begins to price in 2010 results, we expect to add to areas including Health Care (pending reform details), Consumer Discretionary and IT. Across sectors, the companies that meet our fundamental criteria generally have strong balance sheets, good cash flow characteristics and low leverage, which should benefit them on a competitive basis as we move through this economic downturn and what we consider a transitional market.

As experienced at inflection points in the past, we believe the recent strong performance of lower-quality stocks is not sustainable. Instead, we continue to believe that, longer term, fundamental stock selection is the key to performance, and that, over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	20.9%
Consumer Staples	5.2
Energy	7.5
Financials	8.1
Health Care	12.0
Industrials	15.4
Information Technology	23.0
Materials	3.8
Telecommunication Services	4.1
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8,11

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[4]	(22.04%)	4.86%	0.37%	11.14%
Trust Class	08/30/1993	(22.21%)	4.58%	0.22%	11.05%
Advisor Class	09/03/1996	(22.36%)	4.35%	(0.17%)	10.88%
Institutional Class [7]	04/19/2007	(21.63%)	5.06%	0.46%	11.17%
Class A21	05/27/2009	(22.07%)	4.85%	0.37%	11.14%
Class C21	05/27/2009	(22.19%)	4.82%	0.35%	11.13%
Class R3[21]	05/27/2009	(22.12%)	4.84%	0.36%	11.14%
With Sales Charge
Class A21		(26.55%)	3.62%	(0.23%)	10.92%
Class C21		(22.97%)	4.82%	0.35%	11.13%
Index
Russell Midcap® Growth Index[2,19]		(20.21%)	3.35%	1.52%	N/A
Russell Midcap® Index[2,19]		(19.92%)	3.40%	5.09%	12.90%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Advisor Class shares, through August 31, 2012 for Institutional Class shares and through August 31, 2013 for Class A, Class C and Class R3 shares. The net expense ratios were 1.52%, 0.77%, 1.12%, 1.87% and 1.37% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.03%, 1.27%, 2.40%, 0.80%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Partners Fund Commentary

Despite the strong performance of stocks following the early March market lows, all 10 sectors in the Russell 1000® Value Index and the S&P 500 Index posted declines in the fiscal year ended August 31, 2009. Neuberger Berman Partners Fund regained lost ground and materially outperformed these benchmarks in the second half of the period. However, due to the severity of its first-half market decline, the Fund posted a negative return and trailed the Russell 1000 Value Index and S&P 500 Index for the full fiscal year.

The Fund's cyclical bias, which penalized performance relative to the Russell benchmark as the market plunged during the first half of the reporting period, benefited relative performance in the second half as stocks in many economically sensitive sectors led the market rebound.

Investments in the Health Care sector had the most negative impact on relative performance this fiscal year. The portfolio was underweighted in Health Care, the Russell benchmark's second best performing sector, but due in part to the disappointing performance of HMOs such as Aetna (affected by concern regarding health care reform), our holdings lagged the Russell benchmark sector component. Utilities sector investors penalized relative returns, primarily due to the disappointing performance of merchant power producers such as NRG, which suffered from depressed demand and power prices, as well as a leveraged balance sheet. An underweight in Consumer Staples, the Russell's best performing sector, and a sizable decline in beverage distributor Constellation Brands (which was sold) were a drag on relative returns.

Although recording a negative return, Financials sector investments had the most favorable impact on relative performance. The portfolio was underweighted in Financials, the Russell's second worst performing sector, and the strong second half gains recorded by JP Morgan Chase, Wells Fargo, and State Street helped our holdings outperform by a substantial margin. Collectively, Information Technology sector holdings posted a modest decline compared to a double-digit percentage loss for the benchmark sector component. Gains in banking back-office software company Fidelity National Information Services and mortgage processing and settlement services provider Lender Processing Services buoyed returns. The strong performance of motorcycle manufacturer Harley-Davidson helped the Fund's Consumer Discretionary holdings post favorable relative returns.

We (along with most everyone in the money management business) did not anticipate that issues in the U.S. residential mortgage market would result in a near collapse of the U.S. and global financial system, systemic risk aversion, and subsequently, a sharp and swift exodus from equities. However, what we consider the largely indiscriminate sell-off in stocks made valuations of many excellent companies even more compelling. We took the opportunity to upgrade the quality of the portfolio by adding to positions in what we view as "best of breed" companies and reducing or eliminating positions in companies that we did not think were as financially strong or as well positioned in their businesses. We believed that once investors began looking past the recession, the highest quality companies in their respective businesses would excel. We took particular advantage of evolving opportunities in the beaten down Financials sector, where we believed investors had failed to adequately acknowledge improving outlooks. As evidenced by the Fund's outperformance versus the benchmark in the second half of the fiscal year, these strategies appear to be working.

Looking ahead, the economic outlook remains cloudy, with some economists forecasting a slow U-shaped recovery and others expecting a more rapid V-shaped rebound. Regardless of which of these scenarios unfolds, our focus remains on identifying companies that are selling at a significant discount to normalized earnings power. We believe that when the economy does fully regain its footing, these stocks are likely to excel.

In closing, in recent years, investor patience and courage have been tested by one of the most severe bear markets in history. We believe the worst is over and are pleased with the Partners Fund's strong absolute and relative performance in the second half of fiscal 2009. We believe that the Partners Fund is well positioned to reward our shareholders over the next several years.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.7%
Consumer Staples	7.1
Energy	16.4
Financials	23.8
Health Care	8.3
Industrials	14.5
Information Technology	9.8
Materials	7.3
Telecommunication Services	1.4
Utilities	1.7
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	01/20/1975[4]	(23.27%)	3.23%	2.07%	12.91%
Trust Class	08/30/1993	(23.38%)	3.04%	1.91%	12.85%
Advisor Class	08/16/1996	(23.47%)	2.88%	1.68%	12.73%
Institutional Class[7]	06/07/2006	(23.10%)	3.34%	2.13%	12.93%
Russell 1000® Value Index[2,19]		(20.27%)	0.45%	1.84%	N/A
S&P 500 Index[2,19]		(18.25%)	0.49%	(0.79%)	11.45%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.81%, 1.00%, 1.15% and 0.66% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary

The real estate investment trust (REIT) market was extremely volatile during the 12 months ended August 31, 2009, falling sharply in the first half of the period and then rallying during the second half. Neuberger Berman Real Estate Fund suffered a steep decline but significantly outperformed its benchmark, the FTSE NAREIT Equity REITs Index.

Looking back, the REIT index fell 60% in the first six months of the fiscal year. The severe credit crunch, a weakening global economy, turmoil in the financial markets and extreme risk aversion conspired to drag down the equity market, and REITs were hit particularly hard. REITs typically use leverage to fund their operation and the largely frozen credit and capital markets led to fears of markedly higher bankruptcies in the sector.

The same factors that caused REITs to perform poorly during the first half of the reporting period were instrumental in their subsequent rally. During the second half, massive government intervention improved credit conditions and helped to restore order to the financial markets. There were also signs that the economy was bottoming and that investor risk aversion was abating. In addition, various REITs proved successful in accessing the capital markets, as they raised more than $16 billion in equity capital during the first eight months of calendar year 2009 alone. In addition, with improving credit markets, REITs were able to better access the unsecured bond market. This lifted the dark cloud that had hung over the REIT market, helping the benchmark index gain 68% during the final six months of the reporting period.

Over the course of the fiscal year, we made various adjustments to the portfolio that contributed to outperformance. At the start of the period, the Fund was defensively positioned, given signs that the economy might experience a more severe recession than had previously been expected. In particular, we emphasized REIT sectors such as Heath Care, Self Storage and Specialty REITs (including data storage center and timber REITs), that historically have held up relatively well during economic contractions. We also favored those less defensive REITs with relatively strong balance sheets. This positioning was rewarded during the first half of the fiscal year.

Toward the end of calendar year 2008, we began to opportunistically adjust the portfolio to be somewhat less defensive. This shift was driven by less dire economic news and in anticipation of improving conditions in the REIT market. As time passed, we reduced some of our defensive sector overweights, turning our attention to the roughly 50 REITs that had successfully issued equity capital. Using our extensive research capabilities, we selectively purchased REITs that had been severely punished by investors during the first half of the fiscal year and whose balance sheets had improved through the infusion of new capital. We also identified several REITs that previously had relatively solid balance sheets, believing that, with new capital in their coffers, they now had the potential to acquire assets from weaker, overleveraged counterparts. Overall, these adjustments were rewarded during the second half of the fiscal year.

On the downside, in addition to the negative impact of the overall decline of the REIT market, several of our strategies detracted from Fund performance during the fiscal year. For example, reducing our overweight in the defensive Health Care sector at the end of calendar year 2008 proved to be premature, as REIT prices fell sharply in January and February of 2009. In addition, the Fund's modest cash position was a drag on performance when the REIT market rallied during the second half of the period.

Looking ahead, we remain positive on the long-term prospects for REITs. We believe their ability to, once again, access capital has removed a major roadblock for the sector. In addition, while challenges remain, it appears to us that the overall economy may have bottomed. A return to positive economic growth would be favorable for commercial real estate occupancy and rental rates.

In conclusion, we would like to address the outlook for REIT dividends. During the credit crisis, REIT dividends were often affected by the sale of stock. We believe this cycle has largely ended and we expect to see a return to more stable income levels for REITs going forward, with a shift back to all-cash dividends. Additionally, we believe there is the potential for rising dividend levels down the road should we see further improvements on the economic front.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX

SECTOR ALLOCATION

(% of Equity Market Value)
Office	15.8%
Apartments	14.0
Health Care	12.5
Regional Malls	10.3
Shopping Centers	10.2
Specialty	10.0
Self Storage	7.2
Industrial	6.0
Lodging/Resorts	5.4
Diversified	3.9
Mixed	2.8
Mortgage Home Financing	1.9
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Years	Life of Fund
Trust Class	05/01/2002	(23.69%)	3.27%	8.74%
Institutional Class[7]	06/04/2008	(23.46%)	3.35%	8.80%
FTSE NAREIT Equity REITs Index[2,19]		(32.83%)	0.14%	5.68%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 were 1.86% and 1.79% for Trust Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.51% and 0.88% for Trust Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Trust Class and Institutional Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Regency Fund Commentary

The stock market's strong performance coming off early-March lows was not enough to compensate for its steep decline in the first half of the fiscal year ended August 31, 2009. For the full 12-month period, all 10 sectors in the Russell Midcap® Value Index were in negative territory, with four of 10 dropping by 20% or more. Although Neuberger Berman Regency Fund posted strongly positive returns and materially outperformed its benchmark in the second half, it had a negative return and trailed its benchmark for the fiscal year overall.

Our bias toward leading companies in more economically sensitive sectors, which penalized relative performance in the first half, enhanced relative returns in the second half of the reporting period as data, indicating that the global economy was stabilizing, prompted investors to move into the shares of quality cyclical companies.

During the reporting period, Industrial sector investments had the most negative effect on performance relative to the Russell benchmark. The portfolio was overweighted in Industrials, the index's second worst performing sector, and the disappointing performance of holdings such as Eagle Bulk Shipping (which was sold) and heavy equipment manufacturer Terex weighed on returns. Health Care investments lagged the benchmark sector component by a wide margin, primarily due to the poor performance of HMOs such as Aetna, CIGNA, and Conventry, which declined in response to uncertainty caused by potential changes in the health care system. Due in part to a big decline in merchant power producer Dynegy, which suffered from excess leverage and reduced industrial demand for power (and was sold), our Utilities holdings also underperformed.

Our investments in the hard-hit Financials sector held up relatively well, posting a negative return but materially outperforming the benchmark sector component. Gains in real estate investment trusts Macerich Company and Annaly Capital Management, and regional bank First Horizon National contributed substantially to performance. Although posting a significant decline, Energy sector holdings, primarily oil-oriented exploration and production companies, held up relatively well compared to the poorly performing benchmark sector overall. Helped by a big gain in Cablevision Systems, Consumer Discretionary sector investments also enhanced relative returns.

Last year's largely indiscriminate stock market plunge allowed us to further improve the quality of the portfolio by adding to positions in what we believed were the financially strongest and best positioned companies in their respective businesses and by reducing or eliminating positions in companies whose long-term prospects we believed were not quite as bright. We believed that the severely beaten down but still "best of breed" companies would excel once the market began anticipating an economic recovery. In addition, we began increasing our allocation to Financials, most notably well-capitalized regional banks, where we saw incredible bargains based on longer-term earnings power. As evidenced by the Fund's favorable relative performance in the second half of 2009, these strategies appear to be paying off.

Looking ahead, the economic outlook remains somewhat murky, with some forecasters expecting a more gradual U-shaped recovery and others anticipating a rapid V-shaped rebound. We can't be sure which of these economic scenarios will unfold. We do note that the economy appears to have improved considerably in the second quarter of calendar year 2009 and we believe we could see better-than-generally-expected GDP growth in the third quarter. Regardless of how long it takes the economy to fully regain its footing, however, our focus remains on identifying companies that are selling at a significant discount to normalized earnings power. We believe that, when the economy is solidly back on a growth path, these stocks will excel.

In closing, in recent years, investors have suffered through one of the most severe bear markets in history. Their patience and fortitude have been sorely tested. We believe the worst is over and are beginning to see some light at the end of the tunnel. We are pleased with the Regency Fund's strong absolute and relative performance in the second half of the fiscal year and believe we are well positioned to serve our shareholders in the years to come.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	13.9%
Consumer Staples	7.6
Energy	11.9
Financials	25.3
Health Care	8.7
Industrials	11.8
Information Technology	6.9
Materials	5.5
Utilities	8.4
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/01/1999	(21.04%)	1.55%	6.79%	6.43%
Trust Class[5]	06/10/1999	(20.96%)	1.45%	6.73%	6.38%
Russell Midcap® Value Index[2,19]		(20.00%)	3.00%	6.29%	5.62%
Russell Midcap® Index[2,19]		(19.92%)	3.40%	5.09%	4.76%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.13% and 1.38% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.26% for Trust Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Trust Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Select Equities Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman Select Equities Fund materially outperformed its benchmark, the S&P 500 Index. During a period of extreme distress and volatility for the equity markets, absolute returns for both the Fund and the index were negative.

As the fiscal year began, we had significant concerns about the condition of the economy and prospects for the markets. As a result, our portfolio was positioned in what we thought was a conservative fashion, with an historically high cash balance and overweightings in traditionally defensive areas such as Utilities. During the 12-month period, our worst fears were borne out—the economy suffered dramatically due to such factors as soft consumer spending, the weak housing market and rising unemployment. The credit crisis locked consumers and businesses out of financing options, and then, following the bankruptcy of Lehman Brothers on September 15, 2008, significant financial turmoil began in earnest. Given this extraordinary confluence of events, our main goal during the period was to preserve capital.

Positioning that started out as conservative and evolved to become extremely conservative was a significant benefit, with the most notable contributor to the Fund's relative outperformance this period being a large cash and cash equivalent position from September 2008 through February 2009. As noted above, the portfolio had been holding cash going into this period (about 20%), and as the dramatic downturn in the financial markets began to unfold, we raised and held very large amounts of cash. By October 2008, in fact, our cash position averaged roughly 60%, the highest it has ever been.

Stock selection and positioning helped as well. While every sector within the S&P 500 was down for the reporting period, some fared worse than others. The portfolio benefited on a relative basis from having underweighted (relative to the benchmark) some of the sectors that were weakest—especially in the fall—such as Financials and Industrials. In areas such as these, the portfolio's commitments (if any) declined far less than those of the market. In addition to cash, Health Care investments, such as Alcon, were beneficial on an absolute basis. Although the portfolio was underweighted versus the index in Health Care, with strong stock selection, our holdings closed the period up 15%, well ahead of the Health Care segment of the index, which was down 11%.

Timing of purchases and sales was another strength for the Select Equities Fund during this fiscal year—a period that contained both an extreme downturn and a subsequent rally from early March through August. From roughly September to the end of April, when the market was weakest, we created a "shopping list" of the companies we hoped to buy when we thought valuations and timing were right. By March, as we saw valuations come down to levels that were attractive to us from a risk perspective, and then signs from leading economic indicators that business was stabilizing and possibly improving, we became more positive on equities. During the spring, we were ready to reallocate to equities and were already focused on our targets.

Thus, we began building positions in a number of what we consider world-class companies, many of which exhibited the same characteristics as the few companies we kept throughout the fall—companies that we believed had the ability to grow organically regardless of the economic environment, with fortress-like balance sheets, that did not need access to the capital markets to grow their businesses. Our research led us to a number of the larger capitalized companies that have done very well for the portfolio this period, including Hewlett-Packard, BHP Billiton and Goldman Sachs.

The companies that had the most detrimental effect on performance over the period include some that we sold into the weak 2008 market as we were raising cash. We eliminated those holdings that we thought were least likely to weather the financial and economic crisis—either from a financing needs or business perspective. During the period, companies including Crown Castle and Brookfield Asset Management were sold from the portfolio at a loss to raise cash.

Looking ahead, we believe the financial crisis ended this past spring, but that the economy, while clearly improving, has a long way to go before full recovery. In our opinion, the economic recovery will unfold more slowly and less sharply than many prognosticators expect. With consumer spending likely to be weak for some time, and with banks now more stringent in their consumer and business lending policies, we see far more moderate growth going forward. We are positioning the portfolio accordingly. We believe that if we are too conservative in our outlook, and the markets and economy are stronger than we anticipate, then the companies we are investing in will exceed our expectations.

We thank you for your support during what has been a most challenging period in the financial markets and world. We are excited about the year ahead.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Select Equities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Staples	10.3%
Energy	15.3
Financials	17.5
Health Care	9.2
Industrials	11.5
Information Technology	15.8
Materials	9.0
Telecommunication Services	5.4
Utilities	6.0
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3

	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	(12.03%)	(11.69%)
Class A	12/20/2007	(11.95%)	(11.76%)
Class C	12/20/2007	(12.58%)	(12.47%)
With Sales Charge
Class A		(17.01%)	(14.78%)
Class C		(13.45%)	(12.47%)
Index
S&P 500 Index[2,19]		(18.25%)	(16.72%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 13.98%, 4.06% and 7.28% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.85%, 1.33% and 2.07% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Class A, Class C and Institutional Class shares.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small and Mid Cap Growth Fund Commentary

For the fiscal year ended August 31, 2009—a turbulent period for equities—Neuberger Berman Small and Mid Cap Growth Fund and its benchmark, the Russell 2500TM Growth Index, posted negative returns. Fund performance was behind that of the index.

Nearly every sector of the index finished this period in double-digit negative territory. Within the benchmark, Energy was the weakest sector, off by roughly 50%. Industrials were down more than 30%. Consumer Staples turned in the least negative results, declining approximately 10%. The largest index sectors—Information Technology and Health Care stocks—were whipsawed over the course of the fiscal year, initially performing very poorly but turning in middling results overall due to strong performance in the latter six months of the period.

Early in the fiscal year, more defensive and lower growth stocks outperformed on a relative basis while the markets were declining dramatically. After the March low, nearly the opposite was true—with lower quality (e.g., little or no earnings, low return on equity), smallest and least expensive stocks in the lead. This shift is not surprising—historically, in a transitional market following a period of sustained weakness, such as in 2003, lower quality stocks often have led early on. The Fund trailed the benchmark slightly through August, given that the low quality stocks leading the rally did not meet our quality growth and fundamental requirements. We believe the "junk rally" is waning now, however, and that the Fund can benefit when the market pauses to weigh price appreciation against the underlying fundamental value of securities.

Within the Fund, holdings in the difficult Energy sector markedly outperformed benchmark counterparts due to excellent security selection. An overweight position (versus the index) in Concho Resources, a high quality oil and gas company with good earnings visibility, was a benefit, as was Southwestern Energy.

Industrials holdings were also positive for the Fund versus the benchmark. Stocks that contributed to relative outperformance included shipping and logistics firms Old Dominion Freight and C.H. Robinson Worldwide, and Allegiant Travel, a low cost air-travel firm that has been gaining share in smaller travel markets.

The Fund slightly underperformed the index in Consumer Discretionary stocks, although stock selection within the sector was strong. After benefiting from our defensive secondary education theme in calendar year 2008, and to a lesser extent so far in calendar year 2009, we reduced the theme somewhat in favor of less defensive gaming and leisure firms. Ameristar Casinos, restaurant operator Brinker International and luxury hotel chain Orient Express were among our top performers for the period. Specialty retailer Bed Bath and Beyond was another strong performer within the sector.

The areas that were most detrimental to the Fund for the fiscal year were Information Technology (IT) and Health Care. In the key IT sector, Fund holdings did not keep pace with rebounding lower quality stocks. While the Fund outperformed the benchmark in the semiconductor and equipment area, with companies including Silicon Laboratories, Varian, Marvell and NetLogic among the top performers, the Fund strongly underperformed in Software. Trimble Navigation, a high quality software company, is a good example. Activision was among our weakest performers, and Advent also underperformed.

In Health Care, the Fund was underweighted relative to the benchmark and underperformed, as our services and equipment companies disappointed. Services companies were held back by "political" risk—the unknowns surrounding health care reform—and equipment firms lagged as hospitals reduced capital expenditures. Performance within Health Care was hampered by companies such as Intuitive Surgical and Illumina, both of which were sold.

Within Consumer Staples, we sold the Fund's weakest performer for the period, Central European Distribution. The liquor company's stock suffered due to changes in exchange rates and exposure to weakened emerging markets such as Russia and Poland.

We are approaching the coming year with positioning that is for the most part sector-neutral. The Fund is slightly overweighted in the Energy, Consumer Discretionary and Telecommunications sectors, and significantly underweighted in Health Care, but roughly market-weighted in Financials, Industrials, Technology, Materials and Consumer Staples.

As always, the companies that meet our fundamental criteria generally have strong balance sheets, good cash flow characteristics and low leverage, which should benefit them on a competitive basis as we move through this economic downturn and what we believe is a transitional market. Despite the strong performance of lower quality stocks, we continue to believe that, longer term, fundamental stock selection is the key to long-term performance, and that, over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

David H. Burshtan, Kenneth J. Turek and Kristina Kalebcih
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small- to mid-cap capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small and Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small and Mid Cap Growth Fund

TICKER SYMBOL

Trust Class	NBATX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	19.5%
Consumer Staples	5.2
Energy	7.0
Financials	9.1
Health Care	11.0
Industrials	17.5
Information Technology	26.6
Materials	1.8
Telecommunication Services	2.3
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,10,13

	Inception Date	1 Year	Life of Fund
Trust Class	09/05/2006	(23.21%)	(4.37%)
Russell 2500TM Growth Index[2,19]		(21.08%)	(4.05%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 2.96% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.13%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Trust Class shares.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary

For the fiscal year ended August 31, 2009—a turbulent period for equities—both Neuberger Berman Small Cap Growth Fund and its benchmark, the Russell 2000® Growth Index, posted negative returns. Fund performance was behind that of the index.

Nearly every sector of the Russell 2000 Growth Index finished this period in double-digit negative territory. Within the benchmark, Energy was the weakest sector, off by more than 50%. Industrials were down roughly 36%. At negative 1.7%, the tiny Consumer Staples sector turned in the strongest results.

Early in the fiscal year, more defensive and lower growth stocks outperformed on a relative basis while the markets were declining dramatically. After the March low and into the current rally, nearly the opposite was true—with the lower quality (e.g., little or no earnings, low return on equity), smallest, and least expensive stocks in the lead. In our view, this shift is not surprising—in a transitional market following a period of sustained weakness, such as in 2003, lower quality stocks have, in the past, often led early on. Such stocks do not meet our quality growth and fundamental requirements, accounting for the Fund's modest underperformance. However, we believe the "junk rally" may be waning now, and that our portfolio can benefit each time the market pauses to weigh price appreciation against underlying fundamental value.

The largest index sectors—Information Technology (IT), Health Care and Consumer Discretionary—were whipsawed during the fiscal year, initially performing very poorly, but turning in middling results overall due to strong performance in the second half. Within the Fund, holdings in the difficult Energy sector outperformed index counterparts thanks to excellent security selection. An overweight position (versus the benchmark) in Concho Resources, a high quality oil and gas firm with good earnings visibility, was a significant benefit.

Industrials holdings were also positive for the Fund versus the benchmark. Stocks that contributed to relative outperformance include Allegiant Travel, the Fund's top performer this period. Allegiant is a cost-effective secondary markets travel company that is gaining share from traditional carriers. Textron was another positive. Textron provides cost-efficient aircraft, industrial and financial solutions to the military and industry.

Our Consumer Discretionary holdings were also slightly positive on a relative basis. Our defensive secondary education theme performed very well on a relative basis through the end of calendar year 2008, although this trend has reversed so far in calendar year 2009. For the full fiscal year, the theme was a benefit, with the majority of our holdings contributing to returns.

The areas that were most detrimental to the Fund over the year were IT and Health Care. In IT, our holdings did not keep pace with rebounding lower quality stocks. While Silicon Laboratories and Varian Semiconductor Equipment were among our top performers, we tend not to invest heavily in semiconductor and equipment stocks, which led this market. Software, which we emphasized, underperformed the sector. Trimble Navigation, a high quality software company, is a good example. VistaPrint, a niche technology holding that sells lower cost business stationery, was a standout performer, particularly in the latter half of the fiscal year.

In Health Care, our services and equipment holdings underperformed. Services companies were hurt by "political risk"—the unknowns surrounding health care reform—and equipment firms underperformed as hospitals reduced spending. Disappointments included Kensey Nash, Wright Medical and Masimo, all of which were sold. Less susceptible to political risk, our biotech holdings performed relatively well this period. We added select exposure where we believe product pipelines are fairly predictable.

Last fall, the Fund was overweighted in Consumer Staples, a defensive move. As of fiscal year-end, the sector is at less than half the benchmark's weighting. We sold our weakest performer, Central European Distribution, this year. The liquor stock suffered on currency exposure and exposure to weakened Eastern European markets. On a positive note, we also sold Whole Foods, our second best performer.

We are approaching the coming year with roughly sector-neutral positioning. The Fund is overweighted in Consumer Discretionary, and is now less defensive in the sector, as we have reduced secondary education in favor of leisure and gaming companies such as Orient Express, Royal Caribbean Cruises and WMS Industries. We have eliminated our Telecommunications exposure.

As always, the companies that meet our fundamental criteria generally have strong balance sheets, good cash flow characteristics and low leverage, which should benefit them on a competitive basis as we move through this economic downturn and what we consider a transitional market. Despite the runs in performance that we have seen in lower quality stocks, we continue to believe that, longer term, fundamental stock selection is the key to long-term performance, and that the market will reward companies that possess the strong fundamentals and quality growth characteristics we seek over time.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	18.5%
Consumer Staples	1.5
Energy	3.1
Financials	5.8
Health Care	25.7
Industrials	15.1
Information Technology	27.7
Materials	2.6
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8,12

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	(26.62%)	4.19%	(0.68%)	5.66%
Trust Class[5]	11/03/1998	(26.64%)	4.12%	(0.77%)	5.58%
Advisor Class[6]	05/03/2002	(26.81%)	3.94%	(0.80%)	5.54%
Institutional Class[7]	04/01/2008	(26.30%)	4.32%	(0.62%)	5.71%
Class A21	05/27/2009	(26.61%)	4.19%	(0.68%)	5.66%
Class C21	05/27/2009	(26.73%)	4.16%	(0.70%)	5.64%
Class R3[21]	05/27/2009	(26.66%)	4.18%	(0.69%)	5.65%
With Sales Charge
Class A21		(30.83%)	2.97%	(1.27%)	5.08%
Class C21		(27.47%)	4.16%	(0.70%)	5.64%
Index
Russell 2000® Growth Index[2,19]		(22.02%)	2.71%	0.65%	3.37%
Russell 2000® Index[2,19]		(21.29%)	2.21%	4.30%	5.92%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2019 for Investor Class, Trust Class and Advisor Class shares, through August 31, 2012 for Institutional Class shares and through August 31, 2013 for Class A, Class C and Class R3 shares. The net expense ratios were 1.32%, 1.42%, 1.62%, 0.91%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.45%, 1.67%, 1.99%, 1.11%, 1.60%, 2.35% and 1.85% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary

For the fiscal year ended August 31, 2009, Neuberger Berman Socially Responsive Fund underperformed its benchmark, the S&P 500 Index. In an overwhelmingly down market, performance for both the Fund and the index was negative.

In September 2008, the macroeconomic environment appeared dire, and markets sold off indiscriminately. Credit was constrained, business and consumer spending collapsed, and capacity utilization plummeted as businesses aggressively liquidated inventory. By early calendar year 2009, evidence suggested to us that this unprecedented global inventory destocking was ending, shifting toward a replenishment cycle.

Following the March 2009 equity market low, we have seen a significant rebound in global industrial production as businesses position to restock inventory. Over the same period, the global economy has also benefited from various stimulus packages, reopened credit markets, low interest rates, and generally healthy corporate balance sheets. Together theses factors added to optimism, and the markets rallied strongly. While the economy is clearly enjoying a vigorous near-term bounce, we believe the indebtedness of consumers and imbalances in government finances represent a long-term headwind for economic growth. We are also concerned about pockets of excess industrial capacity in light of lower demand, and are cautious about growth rates and fundamentals when the inventory boost ends.

As long-term investors, we made few changes to the types of companies we own, except for selective repositioning for the "post-Lehman bankruptcy" environment. Turnover remains relatively low, and our adjustments have been thoughtful, careful, and aligned with our longer-term strategy. We continue to focus on companies with strong, sustainable business models that are managed responsibly for the benefit of all stakeholders. The prospective growth in such businesses, we believe, is less dependent on a vibrant global economy. We believe most holdings have recession-resistant businesses and/or strategic advantages that should allow them to gain share to offset cyclical pressure presented by a weak economy.

We used last year's volatility to add to and introduce such names at attractive valuations. For example, while the newspaper business is weak, we own Washington Post for its high growth Kaplan education business—Kaplan is a beneficiary as American workers pursue higher education for a more secure future within a difficult labor market. The company has been recognized for its commitment to workplace diversity and recycling initiatives.

A top performer, Intuit is another example. One of Fortune's 100 Best Companies to Work For, Intuit sells software including TurboTax, Quicken and QuickBooks. Intuit has grown its business and acquired new small- and medium-sized business customers in a period of economic weakness, through a free version of the QuickBooks general ledger accounting system. This version demonstrates the software's value proposition—low cost and compelling benefits—and from there, Intuit can offer a full suite of paid services, such as payroll and payment systems, and web hosting.

We are currently avoiding credit-sensitive Financials, as we believe credit losses are rising, and the business models and earnings potential of the post-2008 world are still unclear. Within the Consumer Discretionary sector, we are avoiding retailers and consumer non-durables names, expecting that consumer spending will be more measured. Finally, we are avoiding deep cyclicals—these include many Materials-related businesses and Industrial sector companies that depend on high capacity utilization rates for growth. All of these areas have enjoyed strong rallies off of the March lows.

Within a wildly divergent market—down following the Lehman failure then sharply higher—individual stock performance was as much about the timing of purchases and sales as a commentary on its value. Our top performer was IntercontinentalExchange, whose volume growth we believe should continue with increased regulation of securities markets. We added Praxair, a resilient, well-run business, during the valuation opportunity in calendar year 2008. Many of Praxair's products are aimed at improving efficiency and reducing potential pollutants. Long-term holding Novo Nordisk, a leader in treatment of the growing global diabetes epidemic, and on social and environmental issues, also performed well. Yahoo is in a turnaround, with a solid balance sheet, no debt, a low price-to-cash flow ratio, and strong positioning for an ad spending recovery. Markel is one of the largest participants in a fragmented specialty insurance sector. We bought it at a meaningful discount, and believe it is positioned to grow.

Among the poor performers, we continue to own cable and component distributor Anixter. While disappointing for the reporting period, it has been a top performer in calendar year 2009. We eliminated Weingarten Realty Investors and American Express last fall on concerns about credit markets. We sold Liberty Global but held Comcast, a resilient business that has enjoyed improved share price performance recently.

True to our successful long-term strategy, we continue to manage the portfolio with a three- to five-year view, looking for socially responsive businesses with advantaged growth. After performing better than the index during much of calendar year 2009 so far, we lost ground in August as investors favored the "cyclical bounce" stocks we consider risky. We are encouraged by the prospects for our companies and think the portfolio is well positioned for growth within the more challenging environment we foresee. As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	16.4%
Energy	12.9
Financials	14.1
Health Care	12.0
Industrials	13.8
Information Technology	23.7
Materials	4.4
Utilities	2.7
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	(21.83%)	1.86%	1.93%	7.21%
Trust Class	03/03/1997	(22.01%)	1.67%	1.71%	7.04%
Institutional Class[7]	11/28/2007	(21.71%)	1.91%	1.96%	7.23%
Class A21	05/27/2009	(21.87%)	1.85%	1.93%	7.20%
Class C21	05/27/2009	(22.00%)	1.82%	1.91%	7.19%
Class R3[21]	05/27/2009	(21.93%)	1.84%	1.92%	7.20%
With Sales Charge
Class A21		(26.37%)	0.65%	1.33%	6.79%
Class C21		(22.76%)	1.82%	1.91%	7.19%
Index
S&P 500 Index[2,19]		(18.25%)	0.49%	(0.79%)	7.17%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012 for Institutional Class shares and through August 31, 2013 for Class A, Class C and Class R3 shares. The net expense ratios were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.90%, 1.09%, 0.77%, 1.21%, 1.96% and 1.41% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart on previous page). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2  Please see "Glossary of Indices" starting on page 68 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

3  Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods may have been less due to Management reimbursing and/or waiving certain operating expenses. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

4  This date reflects when Management first became investment advisor to the Fund.

5  Performance shown for the Trust Class prior to June 1998 for International Fund, November 1998 for Small Cap Growth Fund, and June 1999 for Regency Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

6  Performance shown for the Advisor Class prior to May 2002 for Small Cap Growth Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7  Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the Trust Class. The Investor Class and Trust Class have higher expenses and typically lower returns than the Institutional Class.

8  The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

9  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "nondiversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

10  The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

11  Prior to December 17, 2007 Mid Cap Growth Fund was known as the Manhattan Fund.

12  Prior to December 17, 2007 Small Cap Growth Fund was known as the Millennium Fund.

13  Prior to December 17, 2007 Small and Mid Cap Growth Fund was known as All Cap Growth Fund and invested a significant portion of its assets in large cap securities. Performance after that date reflects the current small- and mid-cap strategy.

Endnotes (cont'd)

14  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

15  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

16  Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

17  Performance from the beginning of the measurement period to June 9, 2008 for Class A and Class C of Neuberger Berman Equity Income Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had lower expenses and typically higher returns than Class A or Class C.

18  Performance shown prior to December 20, 2007 for Class A and Class C, and prior to May 27, 2009 for Class R3, of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

19  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

20  Prior to April 9, 2009, Neuberger Berman Large Cap Disciplined Growth Fund was known as Neuberger Berman Century Fund. From April 6, 2009 through April 8, 2009, Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class were known as Century Fund Class A, Class C and Institutional Class. The inception dates for Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class are April 6, 2009 and May 27, 2009 for Class R3. Performance shown prior to May 27, 2009 for Class R3, and prior to April 6, 2009 for Institutional Class, Class A and Class C of Neuberger Berman Large Cap Disciplined Growth Fund is that of Neuberger Berman Century Fund Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

21  Performance shown prior to May 27, 2009 for Class A, Class C and Class R3 of Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is that of the Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3

22  Performance shown prior to May 27, 2009 for Institutional Class of Neuberger Berman Guardian Fund is that of the Investor Class. The performance information of Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Institutional Class has lower expenses and typically higher returns than Investor Class.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000®Index:	Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000®Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000®Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000®Index:	An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 8% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $78 million.

Russell 2000®Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500TMGrowth Index:	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000®, which represents approximately 18% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the weighted average market capitalization was approximately $1.7 billion; the median market capitalization was approximately $425 million. The largest company in the index had an approximate market capitalization of $3.9 billion.

Russell Midcap®Index:	Measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap®Growth Index:	An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap®Value Index:	An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more or their gross invested Book assets are invested directly or indirectly in equity of commercial properties.

MSCI EAFE®Index:	Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

MSCI Emerging Markets Index:	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines,Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Glossary of Indices (cont'd)

MSCI World Index:	A free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

HSBC Global Climate Change Index:	The index is rule-based and uses a modified market capitalization approach that takes into account free float and revenues associated with climate change-related businesses. Recognizing that there is also a growing number of integrated players exposed to this theme, individual companies are weighted in the index according to their exposure to climate change. Exposure is defined as the percentage of overall revenues that are attributable to reducing emissions, reacting to the effects of climate change or adapting to climate change. The revenue data are based on HSBC's analysis of publicly available information and data from an external consultant specializing in renewable energy, low carbon technology and the carbon markets. Once a company has been ascribed an exposure factor and it forms part of the selection universe, HSBC monitors and modifies its climate change-related revenues, if necessary, on an annual basis.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2009 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 8/31/09 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid During the Period(1) 3/1/09 - 8/31/09	Expense Ratio	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid During the Period(1) 3/1/09 - 8/31/09	Expense Ratio
Climate Change Fund
Institutional Class	$1,000.00	$1,361.50	$5.83	.98%	$1,000.00	$1,020.27	$4.99	.98%
Class A	$1,000.00	$1,360.10	$7.32	1.23%	$1,000.00	$1,019.00	$6.26	1.23%
Class C	$1,000.00	$1,355.90	$11.76	1.98%	$1,000.00	$1,015.22	$10.06	1.98%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,703.00	$8.72	1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class A	$1,000.00	$1,701.50	$10.42	1.53%	$1,000.00	$1,017.49	$7.78	1.53%
Class C	$1,000.00	$1,696.20	$15.49	2.28%	$1,000.00	$1,013.71	$11.57	2.28%
Equity Income Fund
Institutional Class	$1,000.00	$1,298.00	$4.63	.80%	$1,000.00	$1,021.17	$4.08	.80%
Class A	$1,000.00	$1,296.70	$6.72	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,292.30	$11.04	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Focus Fund
Investor Class	$1,000.00	$1,413.10	$6.14	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$1,411.60	$7.60	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Advisor Class	$1,000.00	$1,409.40	$9.11	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Genesis Fund
Investor Class	$1,000.00	$1,324.80	$6.33	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Trust Class	$1,000.00	$1,324.30	$6.56	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Advisor Class	$1,000.00	$1,322.30	$8.08	1.38%	$1,000.00	$1,018.25	$7.02	1.38%
Institutional Class	$1,000.00	$1,326.00	$4.98	.85%	$1,000.00	$1,020.92	$4.33	.85%
Guardian Fund
Investor Class	$1,000.00	$1,338.50	$5.78	.98%	$1,000.00	$1,020.27	$4.99	.98%
Trust Class	$1,000.00	$1,337.90	$6.78	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Advisor Class	$1,000.00	$1,335.60	$8.83	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class(3)	$1,000.00	$1,074.10	$2.07	.75%	$1,000.00	$1,011.29	$2.00	.75%
Class A(3)	$1,000.00	$1,073.60	$3.06	1.11%	$1,000.00	$1,010.34	$2.97	1.11%
Class C(3)	$1,000.00	$1,070.60	$5.12	1.86%	$1,000.00	$1,008.34	$4.96	1.86%
Class R3(3)	$1,000.00	$1,072.70	$3.75	1.36%	$1,000.00	$1,009.67	$3.63	1.36%
International Fund
Investor Class	$1,000.00	$1,432.50	$8.58	1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Trust Class	$1,000.00	$1,431.40	$9.25	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
International Institutional Fund
Institutional Class	$1,000.00	$1,450.90	$4.94	.80%	$1,000.00	$1,021.17	$4.08	.80%
International Large Cap Fund
Trust Class	$1,000.00	$1,426.30	$7.71	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Institutional Class	$1,000.00	$1,426.30	$5.57	.91%	$1,000.00	$1,020.62	$4.63	.91%
Class A	$1,000.00	$1,426.00	$7.77	1.27%	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$1,420.60	$12.26	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3(3)	$1,000.00	$1,112.70	$4.27	1.52%	$1,000.00	$1,009.25	$4.06	1.52%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,296.10	$6.89	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class(2)	$1,000.00	$1,145.80	$3.26	.75%	$1,000.00	$1,017.23	$3.07	.75%
Class A(2)	$1,000.00	$1,143.90	$4.82	1.11%	$1,000.00	$1,015.77	$4.54	1.11%
Class C(2)	$1,000.00	$1,140.20	$8.07	1.86%	$1,000.00	$1,012.73	$7.59	1.86%
Class R3(3)	$1,000.00	$1,102.40	$3.80	1.36%	$1,000.00	$1,009.67	$3.63	1.36%

Expense Information as of 8/31/09 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid During the Period(1) 3/1/09 - 8/31/09	Expense Ratio	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expenses Paid During the Period(1) 3/1/09 - 8/31/09	Expense Ratio
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,296.70	$6.60	1.14%	$1,000.00	$1,019.46	$5.80	1.14%
Trust Class	$1,000.00	$1,295.50	$7.06	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Advisor Class	$1,000.00	$1,293.70	$8.67	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class	$1,000.00	$1,299.80	$4.35	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A(3)	$1,000.00	$1,093.80	$3.09	1.11%	$1,000.00	$1,010.34	$2.97	1.11%
Class C(3)	$1,000.00	$1,092.10	$5.17	1.86%	$1,000.00	$1,008.34	$4.96	1.86%
Class R3(3)	$1,000.00	$1,093.00	$3.78	1.36%	$1,000.00	$1,009.67	$3.63	1.36%
Partners Fund
Investor Class	$1,000.00	$1,647.90	$5.87	.88%	$1,000.00	$1,020.77	$4.48	.88%
Trust Class	$1,000.00	$1,645.60	$6.94	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Advisor Class	$1,000.00	$1,646.10	$7.94	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$1,649.50	$4.67	.70%	$1,000.00	$1,021.68	$3.57	.70%
Real Estate Fund
Trust Class	$1,000.00	$1,704.70	$6.75	.99%	$1,000.00	$1,020.21	$5.04	.99%
Institutional Class	$1,000.00	$1,706.50	$5.80	.85%	$1,000.00	$1,020.92	$4.33	.85%
Regency Fund
Investor Class	$1,000.00	$1,623.20	$8.73	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Trust Class	$1,000.00	$1,623.50	$8.33	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Select Equities Fund
Institutional Class	$1,000.00	$1,215.70	$4.19	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,212.30	$6.69	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$1,206.70	$10.85	1.95%	$1,000.00	$1,015.38	$9.91	1.95%
Small and Mid Cap Growth Fund
Trust Class	$1,000.00	$1,287.10	$6.40	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,350.10	$7.70	1.30%	$1,000.00	$1,018.65	$6.61	1.30%
Trust Class	$1,000.00	$1,349.90	$8.29	1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Advisor Class	$1,000.00	$1,347.80	$9.47	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Institutional Class	$1,000.00	$1,352.80	$5.34	.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A(3)	$1,000.00	$1,111.70	$3.54	1.26%	$1,000.00	$1,009.94	$3.37	1.26%
Class C(3)	$1,000.00	$1,109.80	$5.63	2.01%	$1,000.00	$1,007.95	$5.36	2.01%
Class R3(3)	$1,000.00	$1,111.00	$4.26	1.52%	$1,000.00	$1,009.25	$4.06	1.52%
Socially Responsive Fund
Investor Class	$1,000.00	$1,347.20	$5.50	.93%	$1,000.00	$1,020.52	$4.74	.93%
Trust Class	$1,000.00	$1,345.90	$6.62	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Institutional Class	$1,000.00	$1,348.00	$4.44	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A(3)	$1,000.00	$1,073.30	$3.06	1.11%	$1,000.00	$1,010.34	$2.97	1.11%
Class C(3)	$1,000.00	$1,071.70	$5.12	1.86%	$1,000.00	$1,008.34	$4.96	1.86%
Class R3(3)	$1,000.00	$1,072.50	$3.75	1.36%	$1,000.00	$1,009.67	$3.63	1.36%

(1)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 148/365 (to reflect the period shown of April 6, 2009 to August 31, 2009).

(3)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 97/365 (to reflect the period shown of May 27, 2009 to August 31, 2009).

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Climate Change Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Itron, Inc.	United States	Electronic Equipment & Instruments	3.1%
2	ITC Holdings	United States	Electric Utilities	2.6%
3	FPL Group	United States	Electric Utilities	2.4%
4	The Williams Companies	United States	Oil & Gas Storage & Transportation	2.4%
5	MYR Group	United States	Construction & Engineering	2.2%
6	Northeast Utilities	United States	Electric Utilities	2.1%
7	Gamesa Corporacion Tecnologica	Spain	Heavy Electrical Equipment	2.0%
8	First Solar	United States	Electrical Components & Equipment	2.0%
9	Covanta Holding	United States	Environmental & Facilities Services	1.8%
10	Shaw Group	United States	Construction & Engineering	1.7%

	Number of Shares	Value† (000's)
Common Stocks (99.0%)
Application Software (0.5%)
SAP AG	300	$15
Auto Parts & Equipment (4.0%)
BorgWarner, Inc.	415	12
Fuel Systems Solutions*	1,100	37
Johnson Controls	900	22
Westport Innovations*	5,000	50
		121
Coal & Consumable Fuels (0.5%)
Cameco Corp.	600	16
Commodity Chemicals (1.1%)
Calgon Carbon*	2,300	33
Communications Equipment (1.7%)
Tandberg ASA	2,400	50
Computer Hardware (0.8%)
IBM	200	24
Construction & Engineering (6.8%)
Foster Wheeler*	600	17
Jacobs Engineering Group*	300	13
Layne Christensen*	700	18
MYR Group*	3,200	66
Quanta Services*	1,800	40
Shaw Group*	1,800	53
		207
Construction & Farm Machinery (0.6%)
Deere & Co.	400	17
Diversified Support Services (1.5%)
EnerNOC, Inc.*	1,700	46
Electric Utilities (10.4%)
Entergy Corp.	515	40
Exelon Corp.	575	29
FirstEnergy Corp.	706	32
FPL Group	1,295	73
ITC Holdings	1,670	78
Northeast Utilities	2,700	64
		316

	Number of Shares	Value† (000's)
Electrical Components & Equipment (12.1%)
American Superconductor*	500	$16
Cooper Industries Class A	404	13
Emerson Electric	400	15
Ener1, Inc.*	4,700	30
EnerSys*	2,000	40
First Solar*	500	61
FuelCell Energy*	3,600	13
General Cable*	400	14
Q Cells*	1,135	17
Roper Industries	605	29
Sunpower Corp Class A*	1,200	30
Suntech Power Holdings*	2,400	34
Trina Solar*	600	16
Yingli Green Energy*	3,600	39
		367
Electronic Equipment & Instruments (3.9%)
Itron, Inc.*	1,718	94
Wasion Group Holdings	25,000	23
		117
Electronic Manufacturing Services (1.1%)
Echelon Corp.*	1,000	11
Maxwell Technologies*	1,600	22
		33
Environmental & Facilities Services (4.8%)
China Everbright International	90,000	33
Covanta Holding*	3,075	55
EnergySolutions Inc.	1,600	14
Tetra Tech*	1,500	45
		147

	Number of Shares	Value† (000's)
Fertilizers & Agricultural Chemicals (1.5%)
Monsanto Co.	189	$16
Syngenta AG ADR	600	28
		44
Forest Products (0.5%)
Weyerhaeuser Co.	400	15
Gas Utilities (3.7%)
EQT Corp.	700	28
New Jersey Resources	400	15
ONEOK, Inc.	1,100	37
Questar Corp.	413	14
South Jersey Industries	500	17
		111
Heavy Electrical Equipment (4.4%)
ABB Ltd.	838	16
Alstom S.A.	400	28
Gamesa Corporacion Tecnologica	2,800	61
Vestas Wind Systems*	400	29
		134
Hypermarkets & Super Centers (0.5%)
Wal-Mart Stores	300	15
Independent Power Producers & Energy Traders (7.5%)
AES Corp.*	1,100	15
Calpine Corp.*	2,988	35
Constellation Energy Group	800	25
EDP Renovaveis*	3,400	34
Iberdrola Renovables	9,700	44
Magma Energy*	16,000	28
Ormat Technologies	1,300	47
		228
Industrial Conglomerates (1.1%)
McDermott International*	650	16
Siemens AG	200	17
		33

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Industrial Gases (0.5%)
Praxair, Inc.	200	$15
Industrial Machinery (5.5%)
Badger Meter	800	29
Danaher Corp.	300	18
Energy Recovery*	5,000	26
ESCO Technologies*	800	30
Kaydon Corp.	395	13
SPX Corp.	600	33
Valmont Industries	200	17
		166
IT Consulting & Other Services (0.6%)
Telvent GIT	700	19
Multi-Utilities (4.5%)
Gdf Suez	700	30
National Grid ADR	370	18
PG&E Corp.	400	16
Suez Environnement SA ADR	1,900	19
Veolia Environnement ADR	1,500	52
		135
Oil & Gas Exploration & Production (4.0%)
Denbury Resources*	1,400	21
EOG Resources	200	15
Range Resources	850	41
Southwestern Energy*	700	26
XTO Energy	500	19
		122
Oil & Gas Refining & Marketing (1.1%)
Clean Energy Fuels*	2,600	33
Oil & Gas Storage & Transportation (3.4%)
Enbridge Inc.	400	15
Spectra Energy	800	15
The Williams Companies	4,400	72
		102
Railroads (0.5%)
Norfolk Southern	300	14
Semiconductor Equipment (0.4%)
MEMC Electronic Materials*	800	13
Semiconductors (0.6%)
Cree, Inc.*	500	19
Specialized Finance (1.7%)
Climate Exchange*	2,200	33
IntercontinentalExchange Inc.*	200	19
		52

	Number of Shares	Value† (000's)
Specialized REITS (0.5%)
Plum Creek Timber Company	500	$15
Specialty Chemicals (2.1%)
Nalco Holding	1,000	18
Rockwood Holdings*	2,331	47
		65
Steel (1.0%)
Allegheny Technologies	1,000	30
Systems Software (0.6%)
VMware Inc.*	500	18
Water Utilities (3.0%)
American Water Works	1,800	36
Aqua America	1,700	29
Companhia de Saneamento Basico do Estado de Sao Paulo	700	25
		90
Total Common Stocks (Cost $2,588)		2,997
Short-Term Investments (2.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $62)	62,467	62
Total Investments##(101.0%) (Cost $2,650)		3,059
Liabilities, less cash, receivables and other assets [(1.0%)]		(30)
Total Net Assets (100.0%)		$3,029

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	3.5%
2	China Mobile	China	Wireless Telecommunication Services	2.4%
3	Samsung Electronics	Korea	Equipment	2.0%
4	Vale SA ADR	Brazil	Metals & Mining	2.0%
5	America Movil ADR	Mexico	Wireless Telecommunication Services	1.8%
			Semiconductors & Semiconductor
6	Taiwan Semiconductor Manufacturing ADR	Taiwan, Province Of China	Equipment	1.8%
7	Bank of China, H Shares	China	Commercial Banks	1.7%
8	MTN Group	South Africa	Wireless Telecommunication Services	1.6%
9	Industrial & Commercial Bank of China, H Shares	China	Commercial Banks	1.6%
10	Elbit Systems	Israel	Aerospace & Defense	1.6%

	Number of Shares	Value† (000's)
Common Stocks (79.6%)
Brazil (3.9%)
Cia Brasileira de Meios de Pagamento	4,830	$42
Diagnosticos da America*	2,675	60
Multiplan Empreendimentos Imobiliarios	5,500	75
PDG Realty Empreendimentos E Participacoes	4,305	63
		240
Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	1,870	65
China (16.5%)
Bank of China, H Shares	214,400	104
China Mobile	14,750	143
China Oilfield Services, H Shares	68,000	59
China South Locomotive & Rolling Stock, H Shares	78,600	47
China Vanke, B Shares	39,800	46
Chongqing Machinery & Electric, H Shares*	244,600	45
CNOOC Ltd.	35,000	46
GOME Electrical Appliances Holdings*	123,654	33
Industrial & Commercial Bank of China, H Shares	142,400	97
Inspur International	272,900	41
Maanshan Iron & Steel, H Shares*	108,900	67
NetEase.com, Inc. ADR*	700	29

	Number of Shares	Value† (000's)
Travelsky Technology, H Shares	61,200	$40
Want Want China Holdings	72,300	38
Wasion Group Holdings	68,200	62
Zhaojin Mining Industry, H Shares	21,000	30
Zijin Mining Group, H Shares	48,400	41
ZTE Corp., H Shares	8,600	40
		1,008
Czech Republic (0.5%)
Telefonica O2 Czech Republic	1,090	30
Egypt (0.5%)
Eastern Tobacco	1,350	33
India (2.6%)
State Bank of India GDR	960	71
Sterlite Industries (India) ADR*	6,400	86
		157
Indonesia (2.0%)
PT Astra Agro Lestari Tbk	16,500	35
PT United Tractors Tbk	65,235	87
		122
Israel (5.3%)
Elbit Systems	1,460	95
Israel Chemicals	5,320	59
Makhteshim-Agan Industries	6,390	29
Mizrahi Tefahot Bank*	7,060	54
Teva Pharmaceutical Industries ADR	1,650	85
		322

	Number of Shares	Value† (000's)
Korea (10.7%)
Dongbu Insurance	1,490	$45
Doosan Heavy Industries & Construction	1,285	65
HNK Machine Tool*	1,065	40
Hyundai Mobis	715	76
KB Financial Group*	1,485	61
LG Electronics	330	38
NHN Corp.*	285	39
Samsung Electronics	200	124
Samsung SDI	365	43
Taewoong Co.	830	54
Woongjin Thinkbig	4,170	67
		652
Malaysia (1.1%)
Top Glove	34,400	68
Mexico (3.7%)
America Movil ADR	2,450	111
Empresas ICA SAB de C.V.*	31,400	66
Fomento Economico Mexicano ADR, B Shares	1,340	49
		226
Nigeria (1.0%)
Guaranty Trust Bank	166,595	15
Guaranty Trust Bank GDR	9,280	46
		61
Philippines (2.1%)
Energy Development	651,200	60
International Container Terminal Services	158,000	70
		130
Poland (1.0%)
PBG SA*	755	59

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Russia (4.0%)
Gazprom ADR	4,265	$91
Magnit GDR	4,310	49
Mobile TeleSystems ADR	980	43
Rosneft Oil GDR*	9,035	58
		241
South Africa (6.2%)
ABSA Group	2,895	47
AngloGold Ashanti	980	37
BHP Billiton	3,010	77
Discovery Holdings	9,810	35
MTN Group	5,960	98
Raubex Group	12,425	41
Tiger Brands	2,230	45
		380
Sweden (1.0%)
Oriflame Cosmetics SDR	1,245	60
Taiwan, Province Of China (10.0%)
Chroma Ate	33,358	45
Chunghwa Telecom ADR	2,300	39
Hung Poo Real Estate Development	58,100	67
Powertech Technology	26,764	73
Simplo Technology	9,620	44
Taiwan Semiconductor Manufacturing ADR	60,238	108
TXC Corp.	42,945	52
Wistron Corp.	28,599	56
WPG Holdings	58,360	75
Yuanta Financial Holding	87,015	54
		613
Thailand (3.0%)
Banpu Public	4,500	53
Kasikornbank PCL	31,300	68
Thanachart Capital PCL	138,700	60
		181
Turkey (2.5%)
BIM Birlesik Magazalar	1,570	59
Turkcell Iletisim Hizmetleri ADR	2,700	43
Turkiye Garanti Bankasi*	14,410	53
		155
United Kingdom (0.9%)
Tullow Oil	3,060	54
Total Common Stocks (Cost $3,724)		4,857

	Number of Shares	Value† (000's)
Preferred Stocks (9.2%)
Brazil (9.2%)
Banco Do Estado do Rio Grande do Sul	16,900	$93
Companhia de Bebidas das Americas ADR	710	53
Petroleo Brasileiro ADR	6,340	211
Refinaria de Petroleo Ipiranga*^^	173	0
Ultrapar Participacoes ADR	2,070	76
Vale SA ADR	7,125	123
Total Preferred Stocks (Cost $409)		556
Participatory Notes (5.2%)
India (5.2%)
Bharat Heavy Electricals (issuer JP Morgan Int'l Derivatives), Expiration Date 4/29/2013*µµ	1,005	48
Cairn India (issuer JP Morgan Int'l Derivatives), Expiration Date 1/15/2013*µµ	14,495	78
Grasim Industry (issuer JP Morgan Int'l Derivatives), Expiration Date 3/10/2014*µµ	905	50
Hero Honda Motors (issuer JP Morgan Int'l Derivatives), Expiration Date 11/13/2014*µµ	1,340	41
Punjab National Bank (issuer JP Morgan Chase Int'l Derivatives), Expiration Date 10/17/2013*µµ	3,156	44
Unitech Ltd. (issuer JP Morgan Int'l Derivatives), Expiration Date 9/9/2018*µµ	28,525	58
Total Participatory Notes (Cost $234)		319
	Principal Amount
Convertible Bonds (0.1%)
Brazil (0.1%)
PDG Realty Empreendimentos E Participacoes, Floating Rate Guaranteed Notes, 1.00% due 10/15/09µ^^ (Cost $5)	$10,000	8

	Number of Shares	Value† (000's)
Short-Term Investments (2.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $161)	161,305	$161
Total Investments##(96.7%) (Cost $4,533)		5,901
Cash, receivables and other assets, less liabilities (3.3%)		204
Total Net Assets (100.0%)		$6,105

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$709	11.6%
Oil, Gas & Consumable Fuels	535	8.8%
Metals & Mining	461	7.6%
Wireless Telecommunication Services	438	7.2%
Diversified Financial Services	373	6.1%
Electronic Equipment, Instruments & Components	318	5.2%
Semiconductors & Semiconductor Equipment	305	5.0%
Construction & Engineering	231	3.8%
Machinery	228	3.7%
Real Estate Management & Development	188	3.1%
Chemicals	153	2.5%
Food Products	118	1.9%
Household Durables	109	1.8%
Food & Staples Retailing	108	1.8%
Beverages	102	1.7%
Computers & Peripherals	100	1.6%
Aerospace & Defense	95	1.6%
Pharmaceuticals	85	1.4%
IT Services	82	1.3%
Insurance	80	1.3%
Auto Components	76	1.2%
Transportation Infrastructure	70	1.1%
Diversified Telecommunication Services	69	1.1%
Internet Software & Services	68	1.1%
Health Care Equipment & Supplies	68	1.1%
Media	67	1.1%
Personal Products	60	1.0%
Health Care Providers & Services	60	1.0%
Independent Power Producers & Energy Traders	60	1.0%
Consumer Finance	60	1.0%
Energy Equipment & Services	59	1.0%
Integrated Oil & Gas	54	0.9%
Industrial Conglomerates	45	0.7%
Communications Equipment	40	0.7%
Specialty Retail	33	0.5%
Tobacco	33	0.5%
Other Assets—Net	365	6.0%
	$6,105	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	Marsh & McLennan	2.2%
2	Diageo PLC ADR	2.1%
3	AvalonBay Communities	2.0%
4	Total SA ADR	1.9%
5	Potlatch Corp.	1.9%
6	AMB Property	1.9%
7	Norfolk Southern	1.9%
8	FPL Group	1.9%
9	Penn West Energy Trust	1.9%
10	TECO Energy	1.9%

	Number of Shares	Value† (000's)
Common Stocks (62.7%)
Beverages (2.1%)
Diageo PLC ADR‡‡	22,200	$1,377
Capital Markets (1.3%)
Apollo Investment	90,000	833
Electric Utilities (7.4%)
Duke EnergyØØ	19,800	307
Exelon Corp.‡‡ØØ	24,000	1,200
FPL Group‡‡	22,000	1,236
Northeast Utilities	46,600	1,109
Progress Energy	27,000	1,067
		4,919
Energy Equipment & Services (1.0%)
Cathedral Energy Services Income Trust	231,200	691
Food & Staples Retailing (1.0%)
Safeway Inc.‡‡	33,400	636
Food Products (1.1%)
Unilever NV	26,400	737
Insurance (2.2%)
Marsh & McLennan‡‡	60,600	1,427
Media (1.8%)
World Wrestling Entertainment	82,200	1,172
Metals & Mining (2.3%)
Franco-Nevada Corp.	25,800	664
Royal Gold, Inc.‡‡	22,500	893
		1,557
Multi-Utilities (4.7%)
NSTAR	34,000	1,076
TECO Energy	92,000	1,225
Xcel EnergyØØ	42,000	830
		3,131
Mutual Funds (1.2%)
iShares iBoxx High Yield Corporate Bond Fund	9,850	811
Oil, Gas & Consumable Fuels (11.6%)
ARC Energy Trust	75,000	1,183
Canadian Oil Sands	2,000	50
Canadian Oil Sands Trust	46,000	1,157

	Number of Shares	Value† (000's)
Enbridge Energy Management*	24,713	$1,041
Kinder Morgan Management*	13,500	639
Penn West Energy Trust	96,100	1,233
Spectra Energy‡‡ØØ	58,100	1,093
Total SA ADR	22,400	1,283
		7,679
Pharmaceuticals (1.5%)
Johnson & Johnson‡‡	16,000	967
Real Estate Investment Trusts (15.2%)
AMB Property	55,000	1,256
American Campus Communities‡‡	45,800	1,191
AvalonBay Communities‡‡	20,400	1,314
Digital Realty Trust‡‡	17,000	741
GZI REIT	2,862,000	1,015
Health Care REIT‡‡	13,500	577
Potlatch Corp.	44,000	1,280
Rayonier Inc.	14,500	623
Realty Income‡‡	42,900	1,096
Ventas, Inc.‡‡	25,500	1,000
		10,093
Road & Rail (1.9%)
Norfolk Southern‡‡	27,000	1,239
Semiconductors & Semiconductor Equipment (1.6%)
Microchip Technology	40,000	1,062
Thrifts & Mortgage Finance (1.2%)
New York Community Bancorp	75,100	799
Tobacco (1.8%)
Philip Morris International‡‡	26,400	1,207
Water Utilities (0.2%)
California Water Service Group	3,000	112
Wireless Telecommunication Services (1.6%)
China Mobile ADR	21,000	1,034
Total Common Stocks (Cost $40,077)		41,483

	Number of Shares	Value† (000's)
Convertible Preferred Stocks (4.3%)
Bunge Ltd.	13,200	$1,181
Freeport-McMoRan Copper & Gold	6,300	602
Vale Capital II	18,000	1,071
Total Convertible Preferred Stocks (Cost $2,685)		2,854
	Principal Amount
Convertible Bonds (21.7%)
Allied Waste Industries, Inc., Senior Subordinated Debentures, 4.25%, due 4/15/34	$1,405,000	1,405
Bill Barrett Corp., Senior Unsecured Notes, 5.00%, due 3/15/28	850,000	785
Carnival Corp., Guaranteed Notes, 0.50%, due 10/29/09	1,000,000	658
Covanta Holding Corp., Senior Unsecured Notes, 1.00%, due 2/1/27	1,000,000	895
Goldcorp, Inc., Senior Notes, 2.00%, due 8/1/14ñ	500,000	523
Iconix Brand Group, Inc., Senior Subordinated Notes, 1.88%, due 6/30/12	1,000,000	915
Integra Lifesciences Holdings Corp., Guaranteed Notes, 2.38%, due 6/1/12ñ	500,000	441

See Notes to Schedule of Investments

	Principal Amount	Value† (000's)
International Game Technology, Senior Unsecured Notes, 2.60%, due 12/15/36	$825,000	$825
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	750,000	756
Pacific Rubiales Energy Corp., Subordinated Debentures, 8.00%, due 8/29/13	600,000	660
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13ñ	1,000,000	755
Rayonier TRS Holdings, Inc., Guaranteed Notes, 3.75%, due 10/15/12	500,000	524
Rayonier TRS Holdings, Inc., Guaranteed Notes, 4.50%, due 8/15/15ñ	250,000	271
Sino-Forest Corp., Guaranteed Notes, 5.00%, due 8/1/13ñ	750,000	731
St. Mary Land & Exploration Co., Senior Unsecured Notes, 3.50%, due 4/1/27	1,095,000	1,024
SunPower Corp., Senior Unsecured Debentures, 0.75%, due 8/1/27	700,000	658
Trinidad Energy Services Income Trust, Unsecured Subordinated Debentures, 7.75%, due 7/31/12	650,000	572
Verisign, Inc., Junior Subordinated Debentures, 3.25%, due 8/15/37	1,150,000	949

	Principal Amount	Value† (000's)
Vornado Realty Trust, Guaranteed Notes, 3.63%, due 11/15/26	$1,100,000	$1,046
Total Convertible Bonds (Cost $13,669)		14,393
Corporate Debt Securities (0.4%)
Martin Marietta Materials, Inc., Floating Rate Senior Unsecured Notes, 0.64% due 10/30/09µ (Cost $242)	250,000	248
	Number of Shares
Short-Term Investments (8.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,780)	5,780,444	5,780
Total Investments##(97.8%) (Cost $62,453)		64,758
Cash, receivables and other assets, less liabilities‡‡(2.2%)		1,414
Total Net Assets (100.0%)		$66,172

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

1	J.P. Morgan Chase	5.5%
2	Occidental Petroleum	5.2%
3	XTO Energy	5.0%
4	The Bank of New York Mellon	4.7%
5	Covidien PLC	4.4%
6	Rockwell Automation	4.1%
7	Intel Corp.	3.9%
8	Microsoft Corp.	3.8%
9	Ingersoll-Rand PLC	3.8%
10	Hewlett-Packard	3.7%

	Number of Shares	Value† (000's)
Common Stocks (96.6%)
Beverages (3.0%)
PepsiCo, Inc.	300,000	$17,001
Biotechnology (5.3%)
Amgen Inc.*	185,000	11,052
Genzyme Corp.*È	350,000	19,498
		30,550
Capital Markets (4.7%)
The Bank of New York MellonÈ	910,000	26,945
Communications Equipment (5.0%)
Cisco Systems*	715,000	15,444
QUALCOMM Inc.	285,000	13,230
		28,674
Computers & Peripherals (5.5%)
Hewlett-Packard	480,000	21,547
IBM	85,000	10,034
		31,581
Diversified Financial Services (5.5%)
J.P. Morgan Chase	725,000	31,508
Electric Utilities (3.3%)
Exelon Corp.	380,000	19,008
Electrical Equipment (6.9%)
ABB Ltd.È	850,000	16,295
Rockwell Automation	565,000	23,645
		39,940
Food & Staples Retailing (5.9%)
CVS Corp.	560,000	21,011
Wal-Mart Stores	250,000	12,718
		33,729
Food Products (0.8%)
Unilever NV	165,000	4,608
Health Care Equipment & Supplies (4.4%)
Covidien PLC	640,000	25,325
Hotels, Restaurants & Leisure (1.4%)
Brinker International	565,000	8,226
Household Products (2.6%)
Energizer Holdings*	225,000	14,722
Insurance (2.1%)
Willis Group Holdings	465,000	11,992

	Number of Shares	Value† (000's)
IT Services (1.7%)
Accenture Ltd.	290,000	$9,570
Life Science Tools & Services (3.6%)
Thermo Fisher Scientific*	460,000	20,797
Machinery (3.8%)
Ingersoll-Rand PLC	700,000	21,623
Oil, Gas & Consumable Fuels (13.9%)
Cabot Oil & Gas	190,000	6,697
Occidental Petroleum	410,000	29,971
Range ResourcesÈ	305,000	14,753
XTO Energy	745,000	28,757
		80,178
Pharmaceuticals (2.6%)
Merck & Co.È	455,000	14,756
Semiconductors & Semiconductor Equipment (3.8%)
Intel Corp.	1,090,000	22,149
Software (3.8%)
Microsoft Corp.	890,000	21,939
Specialty Retail (7.0%)
PETsMART, Inc.È	500,000	10,455
Tiffany & Co.È	480,000	17,462
TJX Cos.È	345,000	12,403
		40,320
Total Common Stocks (Cost $513,417)		555,141
Short-Term Investments (11.5%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	46,141,223	46,603
State Street Institutional Liquid Reserves Fund Institutional Class	19,597,443	19,597
Total Short-Term Investments (Cost $66,200)		66,200
Total Investments##(108.1%) (Cost $579,617)		621,341
Liabilities, less cash, receivables and other assets [(8.1%)]		(46,446)
Total Net Assets (100.0%)		$574,895

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

1	Church & Dwight	2.7%
2	AptarGroup Inc.	2.6%
3	Compass Minerals International	2.4%
4	CLARCOR Inc.	2.0%
5	Alberto-Culver Co.	1.8%
6	MICROS Systems	1.7%
7	Henry Schein	1.7%
8	IDEXX Laboratories	1.7%
9	Haemonetics Corp.	1.6%
10	Southwestern Energy	1.6%

	Number of Shares	Value† (000's)
Common Stocks (96.1%)
Aerospace & Defense (2.0%)
Alliant Techsystems*^	1,746,962	$135,005
Argon ST*	173,300	3,463
Teledyne Technologies*	851,400	28,743
		167,211
Air Freight & Logistics (1.0%)
Forward Air^	2,043,600	47,166
Hub Group Class A*	1,862,500	40,845
		88,011
Auto Components (0.7%)
Gentex Corp.	3,948,014	57,602
Beverages (0.5%)
Boston Beer Company*^	1,019,019	40,506
Building Products (0.4%)
Simpson Manufacturing	1,302,900	33,485
Capital Markets (0.9%)
Eaton Vance	1,070,300	30,578
Greenhill & Co.	585,200	46,348
		76,926
Chemicals (0.5%)
Intrepid Potash*	1,728,120	40,594
Commercial Banks (3.6%)
Bank of Hawaii	1,485,900	58,619
BOK Financial	1,089,894	49,307
Cullen/Frost Bankers	1,473,600	72,619
Glacier Bancorp	1,401,908	20,902
Westamerica Bancorp^	2,121,843	109,126
		310,573
Commercial Services & Supplies (5.0%)
Copart, Inc.*	3,163,531	111,799
Healthcare Services Group^	3,606,154	63,757
Knoll, Inc.	1,701,300	16,384
Ritchie Bros. Auctioneers^	5,338,160	133,774
Rollins, Inc.	3,482,372	62,160
United Stationers*	923,375	42,189
		430,063

	Number of Shares	Value† (000's)
Construction & Engineering (0.7%)
Layne Christensen*^	2,240,321	$57,800
Containers & Packaging (2.6%)
AptarGroup Inc.^	6,555,400	225,375
Diversified Consumer Services (2.3%)
Matthews International^	3,518,900	122,599
Strayer Education	346,111	73,064
		195,663
Diversified Financial Services (0.3%)
Pico Holdings*	838,772	27,789
Electrical Equipment (0.5%)
Brady Corp.	1,420,289	42,083
Electronic Equipment, Instruments & Components (1.9%)
Rofin-Sinar Technologies*^	3,423,150	77,843
Trimble Navigation*	3,409,242	86,799
		164,642
Energy Equipment & Services (3.3%)
CARBO Ceramics^	2,217,200	95,450
NATCO Group*^	1,974,328	82,132
National Oilwell Varco*	808,078	29,374
Natural Gas Services Group*	150,000	2,143
Oceaneering International*	1,237,700	64,571
Pason Systems	1,287,365	12,078
		285,748
Food & Staples Retailing (1.2%)
Ruddick Corp.^	3,956,002	105,071
Food Products (1.0%)
Flowers Foods	1,323,500	31,460
J&J Snack Foods^	1,270,946	55,540
		87,000
Gas Utilities (1.0%)
New Jersey Resources	1,366,400	50,215
Northwest Natural Gas	477,300	20,094
South Jersey Industries	432,200	14,976
		85,285

	Number of Shares	Value† (000's)
Health Care Equipment & Supplies (8.5%)
Abaxis, Inc.*	1,090,300	$29,002
American Medical Systems Holdings*^	7,874,765	120,012
DENTSPLY International	2,059,900	69,439
Haemonetics Corp.*^	2,660,600	140,054
IDEXX Laboratories*	2,796,662	141,959
Immucor Inc.*	3,307,491	59,833
Integra LifeSciences Holdings*	114,392	3,865
Meridian Bioscience	624,800	15,058
Sirona Dental Systems*^	2,805,726	74,183
Surmodics, Inc.*^	2,032,430	46,522
Wright Medical Group*	1,850,194	30,047
		729,974
Health Care Providers & Services (5.1%)
AmSurg Corp.*^	1,930,734	39,194
Henry Schein*	2,717,540	143,975
Landauer, Inc.^	542,800	29,876
MWI Veterinary Supply*^	1,168,629	43,485
Patterson Companies*	3,457,400	94,145
VCA Antech*	3,620,705	89,612
		440,287
Household Products (2.7%)
Church & Dwight^	4,050,055	231,380
Industrial Conglomerates (0.6%)
Raven Industries^	1,872,976	54,129
Insurance (4.6%)
Brown & Brown	4,269,355	84,832
Hanover Insurance Group	1,214,100	49,645
Harleysville Group	435,980	14,130
HCC Insurance Holdings	1,291,300	34,142
Infinity Property & Casualty	99,400	4,371

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
RenaissanceRe Holdings	1,480,553	$80,616
RLI Corp.	984,407	52,183
Validus Holdings	1,402,100	35,978
Zenith National Insurance	1,410,700	38,032
		393,929
IT Services (1.6%)
ManTech International*^	2,426,100	128,195
NCI, Inc. Class A*	353,099	10,364
		138,559
Life Science Tools & Services (4.3%)
Charles River Laboratories International*	1,474,900	50,869
Dionex Corp.*^	2,041,532	122,778
ICON PLC*^	3,798,400	82,121
Pharmaceutical Product Development	4,292,900	86,330
Techne Corp.	352,500	21,739
		363,837
Machinery (13.0%)
Astec Industries*^	1,949,622	49,384
Bucyrus International^	4,385,700	130,913
Chart Industries*^	2,188,928	40,845
CLARCOR Inc.^	5,421,622	173,817
Donaldson Co.	2,632,100	98,888
Graco Inc.	1,629,417	40,915
Joy Global	1,890,200	73,434
Lincoln Electric Holdings	88,347	4,021
Lindsay Corp.^	1,342,250	55,717
Nordson Corp.^	2,405,430	128,883
Robbins & Myers^	1,787,500	41,506
Titan International^	2,200,047	18,282
Toro Co.	1,296,994	49,195
Valmont Industries	1,102,304	90,753
Wabtec Corp.^	3,002,100	112,429
		1,108,982
Media (1.0%)
Arbitron Inc.	1,300,567	23,826
Interactive Data	2,678,700	62,173
		85,999
Metals & Mining (2.4%)
Compass Minerals International^	3,802,000	202,190
Mutual Funds (1.0%)
SPDR Gold Trust*	900,000	84,060
Office Electronics (1.1%)
Zebra Technologies*^	3,874,247	96,817

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (10.7%)
Alpha Natural Resources*	3,331,674	$107,646
Arena Resources*^	3,283,628	100,413
Cabot Oil & Gas	2,981,700	105,105
Carrizo Oil & Gas*^	1,681,227	32,498
Concho Resources*	1,225,600	39,942
Denbury Resources*	6,346,277	96,590
Encore Acquisition*	1,615,200	60,877
Petrobank Energy and Resources*	3,197,000	118,992
Petrohawk Energy*	2,585,830	55,673
Southwestern Energy*	3,681,700	135,708
St. Mary Land & Exploration	1,237,600	32,549
XTO Energy	828,225	31,970
		917,963
Personal Products (2.4%)
Alberto-Culver Co.^	5,742,450	151,543
Chattem, Inc.*	823,995	50,462
		202,005
Professional Services (0.4%)
Exponent, Inc.*^	1,164,735	32,939
Road & Rail (0.1%)
Landstar System	120,400	4,198
Software (5.4%)
ANSYS, Inc.*	503,200	17,683
Blackbaud, Inc.^	4,369,503	84,157
FactSet Research Systems	1,304,600	71,805
Jack Henry & Associates	1,119,600	26,098
MICROS Systems*^	5,249,242	146,296
Solera Holdings*^	4,480,005	118,003
		464,042
Specialty Retail (0.8%)
Hibbett Sports*^	1,864,063	32,752
Sally Beauty Holdings*	620,208	4,410
Tractor Supply*	631,800	29,732
		66,894
Thrifts & Mortgage Finance (0.5%)
Brookline Bancorp	2,426,354	25,331
Oritani Financial	1,170,000	15,608
		40,939

	Number of Shares	Value† (000's)
Trading Companies & Distributors (0.4%)
MSC Industrial Direct	810,900	$32,039
Water Utilities (0.1%)
American States Water	149,500	4,936
Total Common Stocks (Cost $6,432,709)		8,217,525
Short-Term Investments (3.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $335,213)	335,212,934	335,213
Total Investments##(100.0%) (Cost $6,767,922)		8,552,738
Liabilities, less cash, receivables and other assets [(0.0%)]		(876)
Total Net Assets (100.0%)		$8,551,862

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

1	Scripps Networks Interactive	5.2%
2	Altera Corp.	5.0%
3	Washington Post	5.0%
4	Intuit Inc.	4.9%
5	Danaher Corp.	4.7%
6	National Instruments	4.5%
7	3M Co.	4.2%
8	Newfield Exploration	4.0%
9	Charles Schwab	3.9%
10	Comcast Corp. Class A Special	3.9%

	Number of Shares	Value† (000's)
Common Stocks (96.5%)
Automobiles (2.0%)
Toyota Motor ADRÈ	225,860	$19,241
Biotechnology (3.6%)
Genzyme Corp.*	606,540	33,790
Capital Markets (6.4%)
Charles Schwab	2,043,255	36,901
The Bank of New York Mellon	786,913	23,301
		60,202
Commercial Services & Supplies (6.2%)
Republic Services	1,031,050	26,405
Waste Management	1,072,725	32,107
		58,512
Diversified Financial Services (1.6%)
IntercontinentalExchange Inc.*	157,754	14,797
Electronic Equipment, Instruments & Components (8.1%)
Anixter International*	978,955	34,342
National Instruments	1,664,254	42,655
		76,997
Energy Equipment & Services (3.7%)
Schlumberger Ltd.	615,600	34,597
Health Care Providers & Services (1.8%)
UnitedHealth Group	624,675	17,491
Industrial Conglomerates (4.2%)
3M Co.	547,300	39,460
Industrial Gases (3.1%)
Praxair, Inc.	384,896	29,491
Insurance (5.3%)
Markel Corp.*	63,550	20,899
Progressive Corp.*	1,762,550	29,117
		50,016
Internet Software & Services (3.1%)
Yahoo! Inc.*	2,009,500	29,359
Life Science Tools & Services (2.1%)
Millipore Corp.*	303,290	20,087

	Number of Shares	Value† (000's)
Machinery (4.7%)
Danaher Corp.	734,240	$44,576
Media (14.0%)
Comcast Corp. Class A Special	2,511,125	36,637
Scripps Networks Interactive	1,521,735	49,411
Washington Post	108,128	46,966
		133,014
Multi-Utilities (2.6%)
National Grid	2,234,232	21,551
National Grid ADR	67,218	3,232
		24,783
Oil, Gas & Consumable Fuels (8.9%)
BG Group PLC	1,934,950	32,035
Cimarex Energy	368,175	14,374
Newfield Exploration*	978,800	37,870
		84,279
Road & Rail (3.2%)
Canadian National Railway	629,565	30,389
Semiconductors & Semiconductor Equipment (7.0%)
Altera Corp.	2,462,669	47,308
Texas Instruments	787,800	19,372
		66,680
Software (4.9%)
Intuit Inc.*	1,674,752	46,508
Total Common Stocks (Cost $912,709)		914,269
Short-Term Investments (3.4%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	3,129,168	3,160
State Street Institutional Liquid Reserves Fund Institutional ClassØØ	28,878,874	28,879
Total Short-Term Investments (Cost $32,039)		32,039
Total Investments##(99.9%) (Cost $944,748)		946,308
Cash, receivables and other assets, less liabilities (0.1%)		1,410
Total Net Assets (100.0%)		$947,718

See Notes to Schedule of Investments

Schedule of Investments International Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.8%
2	Unilever NV	Netherlands	Food Products	2.0%
3	MacDonald, Dettwiler	Canada	Software	2.0%
4	HSBC Holdings	United Kingdom	Commercial Banks	1.9%
5	Deutsche Boerse	Germany	Diversified Financial Services	1.7%
6	Banco Santander	Spain	Commercial Banks	1.6%
7	Nihon Kohden	Japan	Health Care Equipment & Supplies	1.6%
8	Chemring Group	United Kingdom	Aerospace & Defense	1.5%
9	Ipsen SA	France	Pharmaceuticals	1.5%
10	Amlin PLC	United Kingdom	Insurance	1.5%

	Number of Shares	Value† (000's)
Common Stocks (92.1%)
Australia (0.8%)
BHP Billiton ADRÈ	54,100	$3,370
Austria (0.6%)
Schoeller-Bleckmann Oilfield Equipment	55,300	2,258
Belgium (2.8%)
Anheuser-Busch InBev	75,888	3,276
Colruyt SA	15,630	3,585
Fortis*	192,640	824
Telenet Group Holding	162,840	3,877
		11,562
Brazil (0.5%)
Vivo Participacoes ADR	91,500	2,083
Canada (4.4%)
Barrick Gold	72,100	2,488
Cameco Corp.	134,520	3,580
MacDonald, Dettwiler*	289,990	8,079
Talisman Energy	243,820	3,920
		18,067
Chile (0.8%)
Sociedad Quimica y Minera de Chile ADR, B Shares	97,480	3,395
Czech Republic (0.5%)
Telefonica O2 Czech Republic	74,300	2,062
Denmark (1.3%)
Novo Nordisk Class B	83,490	5,089
France (7.1%)
Arkema	102,192	3,333
France TelecomÈ	119,560	3,041
Ipsen SA	124,704	6,168
IpsosÑ	181,723	5,060
Sodexo	54,805	3,157

	Number of Shares	Value† (000's)
Teleperformance	138,930	$4,773
Thales SA	79,485	3,646
		29,178
Germany (9.6%)
Deutsche Boerse	89,365	6,822
Fresenius Medical Care	76,910	3,456
GEA Group	202,280	3,584
Gerresheimer AG	181,277	5,109
Linde AG	54,770	5,504
SAP AG	86,875	4,236
SMA Solar TechnologyÈ	24,715	1,831
Tognum AG	243,226	3,707
Wincor Nixdorf	89,952	5,099
		39,348
Greece (0.0%)
Titan Cement	4,878	141
Hong Kong (1.1%)
China Mobile ADR	93,465	4,600
India (0.8%)
State Bank of India GDR	45,586	3,373
Ireland (1.0%)
DCC PLC	173,225	4,248
Israel (0.9%)
Makhteshim-Agan Industries	827,930	3,794
Italy (2.4%)
Lottomatica SPA	128,375	2,888
Milano Assicurazioni	462,346	1,521
UBI Banca	348,395	5,264
		9,673
Japan (12.1%)
Circle K Sunkus	254,900	4,145
Hisamitsu Pharmaceutical	118,200	4,560
Jupiter Telecommunications	5,296	4,610
KDDI Corp.	534	3,036

	Number of Shares	Value† (000's)
Kenedix Realty Investment	635	$2,382
Nihon Kohden	398,800	6,536
Nintendo Co. ADR	131,630	4,416
NSD Co.	118,400	1,256
Sankyo Co.	79,500	5,006
Seven Bank	1,809	4,590
Sundrug Co.	167,400	4,300
Toyota Motor ADR	33,420	2,847
Unicharm PetcareÈ	56,700	2,035
		49,719
Korea (1.7%)
Hyundai Mobis	40,905	4,340
Samsung SDI	23,375	2,770
		7,110
Netherlands (9.7%)
ArcelorMittal	87,500	3,132
Fugro NV	86,537	4,658
Koninklijke Ahold	454,370	5,323
Koninklijke DSM	81,379	2,966
Nutreco Holding	105,400	4,744
Sligro Food GroupÑ	171,181	4,810
TNT NV	238,036	5,873
Unilever NVÈ	296,237	8,279
		39,785
Norway (1.8%)
DnB NOR*	413,280	4,224
Prosafe ASA	636,435	3,092
		7,316
Singapore (0.7%)
United Overseas Bank	247,000	2,863
Spain (1.6%)
Banco Santander	427,350	6,577
Sweden (1.5%)
Svenska Handelsbanken, A Shares	151,620	3,972
Swedbank AB, A Shares*	192,000	2,010
		5,982

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Switzerland (7.3%)
Barry Callebaut	6,411	$3,475
Bucher Industries	16,428	1,921
Credit Suisse Group	61,945	3,156
Givaudan SA	4,475	3,216
Nestle SA	123,155	5,115
Nobel Biocare Holding	79,485	2,428
Roche Holding	21,810	3,466
SGS SA	2,442	3,019
Sulzer AG	52,449	4,057
		29,853
United Kingdom (21.1%)
Amdocs Ltd.*	90,800	2,208
Amlin PLC	1,016,625	6,110
Antofagasta PLC	164,900	2,058
Balfour Beatty	438,830	2,405
Barclays PLC*	859,655	5,322
BP PLC	353,100	3,058
Cairn Energy*	92,172	3,762
Chemring Group	185,238	6,300
Croda International	272,515	2,786
Diageo PLC	306,465	4,760
Experian Group	677,267	5,706
HSBC HoldingsÈ	750,800	7,948
Informa PLC	1,049,676	4,860
Reed Elsevier	235,880	1,716
RPS Group	1,397,851	4,551
Smith & Nephew	464,292	3,961
Tullow Oil	194,801	3,415
Vodafone Group	5,401,649	11,678
Willis Group Holdings	153,600	3,961
		86,565
Total Common Stocks (Cost $353,064)		378,011
Preferred Stocks (2.1%)
Brazil (2.1%)
Petroleo Brasileiro ADR	132,625	4,403
Refinaria de Petroleo Ipiranga*^^	19,056	10
Ultrapar Participacoes	109,290	3,998
Total Preferred Stocks (Cost $5,603)		8,411
Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip*	177,256	1
Fortis*	192,640	0
Fortis VVPR Strip*	192,640	0
Total Rights (Cost $0)		1

	Number of Shares	Value† (000's)
Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	165,350	$17
Short-Term Investments (7.8%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	15,429,775	15,584
State Street Institutional Liquid Reserves Fund Institutional Class	16,420,160	16,420
Total Short-Term Investments (Cost $32,004)		32,004
Total Investments##(102.0%) (Cost $390,671)		418,444
Liabilities, less cash, receivables and other assets [(2.0%)]		(8,186)
Total Net Assets (100.0%)		$410,258

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$42,188	10.3%
Chemicals	24,994	6.1%
Food Products	23,648	5.8%
Food & Staples Retailing	22,163	5.4%
Oil, Gas & Consumable Fuels	22,138	5.4%
Wireless Telecommunication Services	21,397	5.2%
Software	20,195	4.9%
Pharmaceuticals	19,283	4.7%
Media	16,246	4.0%
Professional Services	13,498	3.3%
Health Care Equipment & Supplies	12,925	3.2%
Insurance	11,592	2.8%
Metals & Mining	11,048	2.7%
Energy Equipment & Services	10,008	2.4%
Aerospace & Defense	9,946	2.4%
Machinery	9,562	2.3%
Diversified Telecommunication Services	8,980	2.2%
Beverages	8,037	2.0%
Diversified Financial Services	7,646	1.9%
Hotels, Restaurants & Leisure	6,045	1.5%
Air Freight & Logistics	5,873	1.4%
Electrical Equipment	5,538	1.3%
Life Science Tools & Services	5,109	1.2%
Computers & Peripherals	5,099	1.2%
Leisure Equipment & Products	5,006	1.2%
Commercial Services & Supplies	4,551	1.1%
Auto Components	4,340	1.1%
Industrial Conglomerates	4,248	1.0%
Specialty Retail	3,998	1.0%
Banking	3,972	1.0%
Health Care Providers & Services	3,456	0.8%
Capital Markets	3,156	0.8%
Automobiles	2,847	0.7%
Electronic Equipment, Instruments & Components	2,770	0.7%
Construction & Engineering	2,405	0.6%
Real Estate Investment Trusts	2,382	0.6%
Construction Materials	141	0.0%
Consumer Discretionary	10	0.0%
Other Assets-Net	23,818	5.8%
	$410,258	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Institutional Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.8%
2	Unilever NV	Netherlands	Food Products	2.0%
3	MacDonald, Dettwiler	Canada	Software	2.0%
4	HSBC Holdings	United Kingdom	Commercial Banks	2.0%
5	Deutsche Boerse	Germany	Diversified Financial Services	1.7%
6	Banco Santander	Spain	Commercial Banks	1.6%
7	Nihon Kohden	Japan	Health Care Equipment & Supplies	1.6%
8	Chemring Group	United Kingdom	Aerospace & Defense	1.6%
9	Ipsen SA	France	Pharmaceuticals	1.5%
10	Amlin PLC	United Kingdom	Insurance	1.5%

	Number of Shares	Value† (000's)
Common Stocks (93.4%)
Australia (0.8%)
BHP Billiton ADRÈ	29,900	$1,863
Austria (0.6%)
Schoeller-Bleckmann Oilfield Equipment	31,300	1,278
Belgium (2.7%)
Anheuser-Busch InBev	42,003	1,813
Colruyt SA	8,650	1,984
Telenet Group Holding	90,125	2,146
		5,943
Brazil (0.5%)
Vivo Participacoes ADR	50,600	1,152
Canada (4.5%)
Barrick Gold	39,900	1,377
Cameco Corp.	74,410	1,980
MacDonald, Dettwiler*	160,509	4,472
Talisman Energy	134,940	2,169
		9,998
Chile (0.9%)
Sociedad Quimica y Minera de Chile ADR, B Shares	54,005	1,881
Czech Republic (0.5%)
Telefonica O2 Czech Republic	41,400	1,149
Denmark (1.3%)
Novo Nordisk Class B	46,210	2,817
France (7.2%)
Arkema	56,560	1,845
France TelecomÈ	66,170	1,683
Ipsen SA	69,015	3,413
Ipsos	100,575	2,801
Sodexo	30,330	1,747
Teleperformance	76,890	2,641
Thales SA	43,990	2,018
		16,148

	Number of Shares	Value† (000's)
Germany (9.7%)
Deutsche Boerse	48,425	$3,697
Fresenius Medical Care	42,565	1,912
GEA Group	111,950	1,984
Gerresheimer AG	100,325	2,828
Linde AG	30,310	3,046
SAP AG	48,105	2,345
SMA Solar Technology	13,680	1,014
Tognum AG	134,615	2,051
Wincor Nixdorf	49,785	2,822
		21,699
Greece (0.0%)
Titan Cement	2,760	80
Hong Kong (1.1%)
China Mobile ADR	51,770	2,548
India (0.8%)
State Bank of India GDR	25,230	1,867
Ireland (1.1%)
DCC PLC	95,870	2,351
Israel (0.9%)
Makhteshim-Agan Industries	458,215	2,099
Italy (2.4%)
Lottomatica SPAÈ	71,050	1,598
Milano Assicurazioni	260,505	857
UBI Banca	195,295	2,951
		5,406
Japan (12.4%)
Circle K Sunkus	144,800	2,354
Hisamitsu Pharmaceutical	65,400	2,523
Jupiter Telecommunications	2,933	2,553
KDDI Corp.	295	1,677
Kenedix Realty Investment	350	1,313
Nihon Kohden	220,700	3,617
Nintendo Co. ADR	72,775	2,442
NSD Co.	67,100	712

	Number of Shares	Value† (000's)
Sankyo Co.	44,000	$2,771
Seven Bank	1,001	2,540
Sundrug Co.	95,300	2,448
Takuma Co.*	15,000	40
Toyota Motor ADR	18,470	1,574
Unicharm Petcare	32,600	1,170
		27,734
Korea (1.8%)
Hyundai Mobis	22,639	2,402
Samsung SDI	12,940	1,533
		3,935
Netherlands (9.9%)
ArcelorMittal	48,425	1,734
Fugro NV	47,895	2,578
Koninklijke Ahold	254,346	2,979
Koninklijke DSM	45,042	1,642
Nutreco Holding	58,336	2,626
Sligro Food Group	94,741	2,662
TNT NV	131,767	3,251
Unilever NVÈ	163,952	4,582
		22,054
Norway (1.8%)
DnB NOR*	228,715	2,337
Prosafe ASA	352,285	1,712
		4,049
Singapore (0.7%)
United Overseas Bank	137,000	1,588
Spain (1.6%)
Banco Santander	235,325	3,622
Sweden (1.5%)
Svenska Handelsbanken, A Shares	83,915	2,198
Swedbank AB, A Shares*	109,110	1,142
		3,340
Switzerland (7.4%)
Barry Callebaut	3,550	1,924
Bucher Industries	9,197	1,075
Credit Suisse Group	34,120	1,738
Givaudan SA	2,475	1,779

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Nestle SA	69,985	$2,907
Nobel Biocare Holding	43,990	1,344
Roche Holding	12,070	1,918
SGS SA	1,361	1,683
Sulzer AG	29,165	2,256
		16,624
United Kingdom (21.3%)
Amdocs Ltd.*	50,300	1,223
Amlin PLC	562,649	3,382
Antofagasta PLC	93,400	1,166
Balfour Beatty	244,980	1,343
Barclays PLC*	475,775	2,945
BP PLC	200,000	1,732
Cairn Energy*	51,015	2,082
Chemring Group	102,518	3,486
Croda International	150,820	1,542
Diageo PLC	171,107	2,657
Experian Group	374,836	3,158
GlaxoSmithKline PLC	1,016	20
HSBC Holdings	414,000	4,383
Informa PLC	580,938	2,690
Reed Elsevier	134,700	980
RPS Group	773,639	2,519
Smith & Nephew	256,962	2,192
Tullow Oil	107,814	1,890
Vodafone Group	2,871,496	6,208
Willis Group Holdings	85,000	2,192
		47,790
Total Common Stocks (Cost $205,058)		209,015
Preferred Stocks (2.1%)
Brazil (2.1%)
Petroleo Brasileiro ADR	73,400	2,437
Ultrapar Participacoes ADR	61,030	2,213
Total Preferred Stocks (Cost $3,636)		4,650
Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip*	101,696	1
Fortis VVPR Strip*	77,074	0
Total Rights (Cost $0)		1
Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	89,730	9

	Number of Shares	Value† (000's)
Short-Term Investments (6.5%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	4,502,766	$4,548
State Street Institutional Liquid Reserves Fund Institutional Class	10,154,371	10,154
Total Short-Term Investments (Cost $14,702)		14,702
Total Investments##(102.0%) (Cost $223,396)		228,377
Liabilities, less cash, receivables and other assets [(2.0%)]		(4,583)
Total Net Assets (100.0%)		$223,794

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$25,582	11.4%
Oil, Gas & Consumable Fuels	14,503	6.5%
Chemicals	13,834	6.2%
Food Products	13,209	5.9%
Food & Staples Retailing	12,427	5.6%
Wireless Telecommunication Services	11,585	5.2%
Software	11,194	5.0%
Pharmaceuticals	10,691	4.8%
Media	9,024	4.0%
Professional Services	7,482	3.3%
Health Care Equipment & Supplies	7,153	3.2%
Insurance	6,431	2.9%
Metals & Mining	6,140	2.7%
Energy Equipment & Services	5,568	2.5%
Aerospace & Defense	5,504	2.5%
Machinery	5,355	2.4%
Diversified Telecommunication Services	4,978	2.2%
Beverages	4,471	2.0%
Diversified Financial Services	3,697	1.6%
Hotels, Restaurants & Leisure	3,345	1.5%
Air Freight & Logistics	3,251	1.4%
Electrical Equipment	3,065	1.4%
Life Science Tools & Services	2,828	1.3%
Computers & Peripherals	2,822	1.3%
Leisure Equipment & Products	2,771	1.2%
Commercial Services & Supplies	2,519	1.1%
Auto Components	2,402	1.1%
Industrial Conglomerates	2,351	1.0%
Health Care Providers & Services	1,912	0.9%
Capital Markets	1,738	0.8%
Automobiles	1,574	0.7%
Electronic Equipment, Instruments & Components	1,533	0.7%
Construction & Engineering	1,343	0.6%
Real Estate Investment Trusts	1,313	0.6%
Construction Materials	80	0.0%
Other Assets-Net	10,119	4.5%
	$223,794	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	3.3%
2	HSBC Holdings	United Kingdom	Commercial Banks	2.4%
3	Unilever NV	Netherlands	Food Products	2.3%
4	Deutsche Boerse	Germany	Diversified Financial Services	2.0%
5	Banco Santander	Spain	Commercial Banks	1.8%
6	Ipsen SA	France	Pharmaceuticals	1.7%
7	Informa PLC	United Kingdom	Media	1.7%
8	Novo Nordisk Class B	Denmark	Pharmaceuticals	1.7%
9	Amlin PLC	United Kingdom	Insurance	1.7%
10	Barclays PLC	United Kingdom	Commercial Banks	1.6%

	Number of Shares	Value† (000's)
Common Stocks (90.7%)
Australia (1.1%)
BHP Billiton ADRÈ	17,800	$1,109
Belgium (2.4%)
Anheuser-Busch InBev	24,586	1,061
Colruyt SA	5,735	1,316
		2,377
Brazil (0.8%)
Vivo Participacoes ADR	33,600	765
Canada (2.9%)
Barrick Gold	17,600	607
Cameco Corp.	42,820	1,139
Talisman Energy	71,985	1,157
		2,903
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	35,645	1,242
Czech Republic (0.8%)
Telefonica O2 Czech Republic	27,480	763
Denmark (1.7%)
Novo Nordisk Class B	28,550	1,740
France (4.8%)
France TelecomÈ	39,020	992
Ipsen SA	35,715	1,766
Sodexo	17,285	996
Thales SA	22,865	1,049
		4,803
Germany (10.2%)
Deutsche Boerse	25,980	1,983
Fresenius Medical Care	23,160	1,041
GEA Group	60,365	1,070
Linde AG	16,155	1,623
SAP AG	26,885	1,311
Siemens AG	8,620	747

	Number of Shares	Value† (000's)
Tognum AG	71,525	$1,090
Wincor Nixdorf	25,930	1,470
		10,335
Hong Kong (1.3%)
China Mobile ADR	27,515	1,354
India (1.1%)
State Bank of India GDR	15,085	1,116
Israel (1.3%)
Makhteshim-Agan Industries	281,135	1,288
Italy (2.9%)
Lottomatica SPA	42,220	950
Milano Assicurazioni	136,860	450
UBI Banca	100,270	1,515
		2,915
Japan (9.5%)
Hisamitsu Pharmaceutical	36,100	1,393
Hitachi Construction Machinery	42,600	865
Jupiter Telecommunications	1,668	1,452
KDDI Corp.	175	995
Nintendo Co.	4,800	1,298
Sankyo Co.	24,720	1,557
Seven Bank	442	1,121
Toyota Motor ADR	11,095	945
		9,626
Korea (2.0%)
Hyundai Mobis	12,470	1,323
Samsung SDI	5,665	671
		1,994
Netherlands (7.5%)
Fugro NV	26,521	1,428
Koninklijke Ahold	133,170	1,560
Koninklijke DSM	19,831	723
TNT NV	65,238	1,610
Unilever NVÈ	82,709	2,311
		7,632

	Number of Shares	Value† (000's)
Norway (1.0%)
DnB NOR*	99,950	$1,022
Singapore (0.9%)
United Overseas Bank	82,000	951
Spain (1.9%)
Banco Santander	121,500	1,870
Sweden (2.0%)
Svenska Handelsbanken, A Shares	49,510	1,297
Swedbank AB, A Shares*	70,640	739
		2,036
Switzerland (7.8%)
Credit Suisse Group	20,130	1,026
Givaudan SA	1,435	1,031
Nestle SA	36,245	1,505
Nobel Biocare Holding	29,100	889
Novartis AG	24,549	1,138
Roche Holding	8,035	1,277
SGS SA	820	1,014
		7,880
Taiwan, Province Of China (0.7%)
Taiwan Semiconductor Manufacturing ADR	68,334	731
United Kingdom (24.9%)
Amdocs Ltd.*	33,600	817
Amlin PLC	283,560	1,704
Antofagasta PLC	60,400	754
ArcelorMittal	28,740	1,029
BAE Systems	194,966	991
Barclays PLC*	262,370	1,624
BP PLC	172,600	1,495
Cairn Energy*	23,285	950
Diageo PLC	87,650	1,361
Experian Group	181,369	1,528
HSBC Holdings	228,800	2,422
Informa PLC	380,953	1,764
Reed Elsevier	85,800	624
Smith & Nephew	143,273	1,222
Tesco PLC	229,053	1,402
Tullow Oil	59,389	1,041

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Vodafone Group	1,537,787	$3,325
Willis Group Holdings	44,900	1,158
		25,211
Total Common Stocks (Cost $86,221)		91,663
Preferred Stocks (1.3%)
Brazil (1.3%)
Petroleo Brasileiro ADR (Cost $1,260)	40,861	1,357
Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip*	58,520	0
Fortis VVPR Strip*	23,964	0
Total Rights (Cost $0)		0
Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	48,665	5
Short-Term Investments (10.3%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	2,310,165	2,333
State Street Institutional Liquid Reserves Fund Institutional Class	8,121,357	8,121
Total Short-Term Investments (Cost $10,454)		10,454
Total Investments##(102.3%) (Cost $97,935)		103,479
Liabilities, less cash, receivables and other assets [(2.3%)]		(2,366)
Total Net Assets (100.0%)		$101,113

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$12,943	12.8%
Pharmaceuticals	7,314	7.2%
Oil, Gas & Consumable Fuels	7,138	7.1%
Wireless Telecommunication Services	6,439	6.4%
Chemicals	5,907	5.9%
Food & Staples Retailing	4,278	4.2%
Media	3,840	3.8%
Food Products	3,816	3.8%
Metals & Mining	3,499	3.5%
Software	3,426	3.4%
Insurance	3,312	3.3%
Professional Services	2,542	2.5%
Beverages	2,422	2.4%
Health Care Equipment & Supplies	2,111	2.1%
Aerospace & Defense	2,040	2.0%
Diversified Financial Services	1,983	2.0%
Hotels, Restaurants & Leisure	1,946	1.9%
Machinery	1,935	1.9%
Diversified Telecommunication Services	1,755	1.7%
Air Freight & Logistics	1,610	1.6%
Leisure Equipment & Products	1,557	1.5%
Computers & Peripherals	1,470	1.5%
Energy Equipment & Services	1,428	1.4%
Auto Components	1,323	1.3%
Electrical Equipment	1,090	1.1%
Health Care Providers & Services	1,041	1.0%
Capital Markets	1,026	1.0%
Automobiles	945	0.9%
Industrial Conglomerates	747	0.7%
Diversified Banks	740	0.7%
Semiconductors & Semiconductor Equipment	731	0.7%
Electronic Equipment, Instruments & Components	671	0.7%
Other Assets-Net	8,088	8.0%
	$101,113	100.0%

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS

1	Microsoft Corp.	4.5%
2	Apple, Inc.	3.9%
3	IBM	3.2%
4	Procter & Gamble	3.0%
5	Hewlett-Packard	2.6%
6	Cisco Systems	2.4%
7	Wal-Mart Stores	2.1%
8	United Technologies	2.1%
9	Adobe Systems	2.0%
10	Google Inc. Class A	2.0%

	Number of Shares	Value† (000's)
Common Stocks (97.2%)
Aerospace & Defense (2.8%)
Lockheed Martin	11,784	$884
United Technologies	43,673	2,592
		3,476
Air Freight & Logistics (1.0%)
United Parcel Service	22,660	1,211
Auto Components (1.0%)
Johnson Controls	51,749	1,282
Beverages (1.8%)
PepsiCo, Inc.	40,047	2,269
Biotechnology (4.1%)
Amgen Inc.*	32,960	1,969
Celgene Corp.*	14,997	782
Gilead Sciences*	52,819	2,380
		5,131
Capital Markets (2.3%)
Goldman Sachs Group	11,867	1,964
Northern Trust	16,439	961
		2,925
Chemicals (2.0%)
Monsanto Co.	13,142	1,102
Potash Corp. of Saskatchewan	16,151	1,430
		2,532
Communications Equipment (4.2%)
Cisco Systems*	138,662	2,995
QUALCOMM Inc.	48,452	2,249
		5,244
Computers & Peripherals (11.3%)
Apple, Inc.*	29,006	4,879
EMC Corp.*	127,064	2,020
Hewlett-Packard	71,278	3,200
IBM	33,640	3,971
		14,070
Consumer Finance (1.1%)
American Express	41,695	1,410
Diversified Financial Services (1.7%)
J.P. Morgan Chase	49,689	2,160
Electrical Equipment (0.5%)
Emerson Electric	16,727	617

	Number of Shares	Value† (000's)
Energy Equipment & Services (2.6%)
National Oilwell Varco*	53,972	$1,962
TransOcean*	17,139	1,300
		3,262
Food & Staples Retailing (5.1%)
CVS Corp.	52,326	1,963
Wal-Mart Stores	52,242	2,658
Walgreen Co.	52,902	1,792
		6,413
Health Care Equipment & Supplies (3.5%)
Baxter International	29,974	1,706
Becton, Dickinson & Co.	15,224	1,060
St. Jude Medical*	42,767	1,648
		4,414
Household Products (3.0%)
Procter & Gamble	68,064	3,683
Industrial Gases (1.0%)
Praxair, Inc.	15,574	1,193
Internet & Catalog Retail (2.0%)
Amazon.com*	30,406	2,469
Internet Software & Services (3.5%)
Google Inc. Class A*	5,356	2,473
Yahoo! Inc.*	126,817	1,853
		4,326
IT Services (2.2%)
Accenture PLC Class A	35,845	1,183
Visa Inc.	21,425	1,523
		2,706
Machinery (3.9%)
Caterpillar Inc.	30,900	1,400
Cummins Inc.	50,511	2,289
Danaher Corp.	18,932	1,150
		4,839
Media (1.5%)
Time Warner	67,982	1,897
Metals & Mining (4.1%)
BHP Billiton ADR	19,117	1,191
Freeport-McMoRan Copper & Gold	31,561	1,988
United States Steel	45,238	1,980
		5,159

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (5.1%)
Canadian Natural Resources	34,440	$1,971
Occidental Petroleum	29,747	2,174
Petroleo Brasileiro ADR	28,552	1,132
Range Resources	22,908	1,108
		6,385
Pharmaceuticals (4.1%)
Abbott Laboratories	46,619	2,108
Johnson & Johnson	29,088	1,758
Teva Pharmaceutical Industries ADR	23,566	1,214
		5,080
Restaurants (0.9%)
Yum! Brands	32,301	1,106
Road & Rail (1.7%)
Union Pacific	34,361	2,055
Semiconductors & Semiconductor Equipment (5.2%)
Analog Devices	44,002	1,243
ASML Holding ADR	48,535	1,333
Broadcom Corp.*	48,781	1,388
Intel Corp.	120,966	2,458
		6,422
Software (8.1%)
Adobe Systems*	80,177	2,519
Microsoft Corp.	229,325	5,653
Oracle Corp.	85,451	1,869
		10,041
Specialty Retail (3.4%)
Best Buy	33,125	1,202
Lowe's Cos.	83,143	1,788
Staples, Inc.	58,506	1,264
		4,254
Tobacco (1.3%)
Philip Morris International	34,031	1,556
Wireless Telecommunication Services (1.2%)
American Tower*	47,505	1,504
Total Common Stocks (Cost $107,511)		121,091

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Short-Term Investments (3.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $4,732)	4,732,295	$4,732
Total Investments##(101.0%) (Cost $112,243)		125,823
Liabilities, less cash, receivables and other assets [(1.0%)]		(1,223)
Total Net Assets (100.0%)		$124,600

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	WMS Industries	2.0%
2	SBA Communications	1.8%
3	Urban Outfitters	1.8%
4	Ross Stores	1.6%
5	Lazard Ltd.	1.6%
6	Airgas, Inc.	1.5%
7	Stericycle, Inc.	1.5%
8	Ecolab Inc.	1.5%
9	Dolby Laboratories	1.4%
10	Express Scripts	1.4%

	Number of Shares	Value† (000's)
Common Stocks (94.4%)
Aerospace & Defense (1.2%)
Precision Castparts	61,300	$5,595
Air Freight & Logistics (2.0%)
C.H. Robinson Worldwide	105,800	5,952
Expeditors International	94,900	3,100
		9,052
Biotechnology (3.2%)
Alexion Pharmaceuticals*	76,400	3,449
Dendreon Corp.*	60,400	1,412
Human Genome Sciences*È	130,000	2,571
United Therapeutics*	24,500	2,242
Vertex Pharmaceuticals*È	125,000	4,676
		14,350
Capital Markets (4.9%)
Affiliated Managers Group*	71,900	4,697
Invesco Ltd.	205,300	4,260
Lazard Ltd.	185,100	7,195
Northern Trust	101,900	5,957
		22,109
Chemicals (3.0%)
Airgas, Inc.	150,300	6,989
Ecolab Inc.È	155,100	6,559
		13,548
Commercial Banks (0.8%)
Signature Bank*	111,900	3,397
Commercial Services & Supplies (3.1%)
Copart, Inc.*È	65,600	2,318
Iron Mountain*È	78,000	2,285
Stericycle, Inc.*	140,900	6,978
Waste Connections*	81,000	2,215
		13,796
Communications Equipment (1.4%)
Brocade Communications*	278,200	2,011
Juniper Networks*	181,900	4,197
		6,208

	Number of Shares	Value† (000's)
Computers & Peripherals (1.0%)
NetApp, Inc.*	95,700	$2,177
Western Digital*	72,400	2,482
		4,659
Construction & Engineering (1.0%)
Jacobs Engineering Group*	102,800	4,521
Diversified Consumer Services (2.3%)
DeVry, Inc.	91,000	4,650
Strayer EducationÈ	27,900	5,890
		10,540
Diversified Financial Services (2.0%)
IntercontinentalExchange Inc.*	43,600	4,090
MSCI Inc.*	159,400	4,689
		8,779
Electrical Equipment (1.6%)
AMETEK, Inc.	135,500	4,265
Roper Industries	65,400	3,099
		7,364
Electronic Equipment, Instruments & Components (3.8%)
Amphenol Corp.	99,200	3,468
Dolby Laboratories*	159,300	6,214
National Instruments	131,900	3,381
Trimble Navigation*	154,100	3,923
		16,986
Energy Equipment & Services (2.6%)
CARBO CeramicsÈ	97,500	4,197
Core Laboratories N.V.È	43,600	4,041
Noble Corp.	96,900	3,394
		11,632
Food & Staples Retailing (1.2%)
Shoppers Drug MartÈ	132,500	5,204
Food Products (1.2%)
Ralcorp Holdings*	83,100	5,213
Health Care Equipment & Supplies (2.2%)
C.R. BardÈ	34,800	2,804
NuVasive, Inc.*È	66,400	2,661

	Number of Shares	Value† (000's)
ResMed Inc.*	51,300	$2,355
Wright Medical Group*	122,600	1,991
		9,811
Health Care Providers & Services (2.8%)
Express Scripts*	85,300	6,161
HMS Holdings*	66,800	2,512
VCA Antech*	158,100	3,913
		12,586
Health Care Technology (1.0%)
Allscripts Healthcare SolutionsÈ	147,400	2,189
MedAssets Inc.*	111,500	2,490
		4,679
Hotels, Restaurants & Leisure (4.7%)
Ameristar CasinosÈ	149,500	2,483
International Game Technology	84,600	1,770
Marriott International	82,698	1,977
Penn National Gaming*	203,800	5,953
WMS Industries*	213,800	9,050
		21,233
Household Products (1.0%)
Church & Dwight	76,700	4,382
Internet & Catalog Retail (0.7%)
Priceline.com Inc.*È	21,300	3,280
Internet Software & Services (2.3%)
Equinix, Inc.*È	55,300	4,659
VistaPrint Ltd.*È	139,300	5,773
		10,432
IT Services (0.9%)
Cognizant Technology Solutions*	116,000	4,046
Life Science Tools & Services (1.5%)
AMAG Pharmaceuticals*	58,700	2,409
Illumina, Inc.*È	124,500	4,391
		6,800
Machinery (1.5%)
Danaher Corp.	82,800	5,027
Flowserve Corp.	21,500	1,854
		6,881

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Media (1.4%)
DreamWorks Animation SKG*	88,900	$3,001
McGraw-Hill Cos.	95,700	3,217
		6,218
Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold	41,900	2,639
Multiline Retail (2.5%)
Dollar Tree*	71,800	3,586
Kohl's Corp.*È	73,400	3,787
Nordstrom, Inc.È	140,000	3,925
		11,298
Oil, Gas & Consumable Fuels (4.5%)
Alpha Natural Resources*	45,000	1,454
Cabot Oil & Gas	63,100	2,224
Concho Resources*	183,800	5,990
Range Resources	122,500	5,926
Southwestern Energy*	132,500	4,884
		20,478
Personal Products (1.6%)
Avon Products	74,700	2,381
Mead Johnson Nutrition	126,600	5,021
		7,402
Pharmaceuticals (0.6%)
Mylan Laboratories*È	191,900	2,815
Professional Services (1.6%)
CoStar Group*È	65,300	2,478
IHS Inc.*	98,800	4,782
		7,260
Road & Rail (0.9%)
J.B. Hunt Transport ServicesÈ	139,400	3,907
Semiconductors & Semiconductor Equipment (7.0%)
Altera Corp.	90,400	1,737
Analog Devices	144,300	4,076
Avago Technologies*	125,000	2,275
Broadcom Corp.*	109,000	3,101
Lam Research*	79,700	2,447
Marvell Technology Group*	263,600	4,020
Microchip TechnologyÈ	208,400	5,533
Silicon Laboratories*	111,800	5,035
Varian Semiconductor Equipment*È	107,900	3,299
		31,523

	Number of Shares	Value† (000's)
Software (5.3%)
Activision Blizzard*	485,800	$5,640
ANSYS, Inc.*	159,100	5,591
Citrix Systems*È	63,500	2,266
McAfee Inc.*È	69,200	2,753
MICROS Systems*	74,800	2,085
Rovi Corp.*	107,100	3,260
Sybase, Inc.*È	70,000	2,439
		24,034
Specialty Retail (7.6%)
Bed Bath & Beyond*	137,400	5,012
CarMax, Inc.*	135,600	2,347
Gap Inc.	63,700	1,252
O' Reilly Automotive*È	84,600	3,238
Ross Stores	158,200	7,378
TJX Cos.	119,100	4,282
Urban Outfitters*	283,600	8,063
Williams-Sonoma	143,100	2,738
		34,310
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	77,000	2,178
Trading Companies & Distributors (1.6%)
Fastenal Co.È	125,600	4,547
W.W. Grainger	31,800	2,781
		7,328
Wireless Telecommunication Services (3.8%)
American Tower*	194,300	6,150
Millicom International Cellular*È	41,300	2,914
SBA Communications*	338,400	8,159
		17,223
Total Common Stocks (Cost $367,935)		425,696
Short-Term Investments (20.9%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	68,669,144	69,356
State Street Institutional Liquid Reserves Fund Institutional Class	25,018,476	25,018
Total Short-Term Investments (Cost $94,374)		94,374
Total Investments##(115.3%) (Cost $462,309)		520,070
Liabilities, less cash, receivables and other assets [(15.3%)]		(69,081)
Total Net Assets (100.0%)		$450,989

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

TOP TEN EQUITY HOLDINGS

1	Bank of America	3.4%
2	NBTY, Inc.	2.6%
3	Petroleo Brasileiro ADR	2.3%
4	Canadian Natural Resources	2.2%
5	Berkshire Hathaway Class B	2.2%
6	Moody's Corp.	2.2%
7	Shire Limited ADR	2.1%
8	Teck Cominco Class B	2.1%
9	Harley-Davidson	1.9%
10	J.P. Morgan Chase	1.9%

	Number of Shares	Value† (000's)
Common Stocks (96.9%)
Aerospace & Defense (2.3%)
Boeing Co.È	435,100	$21,612
L-3 Communications HoldingsÈ	476,200	35,429
		57,041
Automobiles (1.9%)
Harley-Davidson	2,033,066	48,753
Beverages (1.6%)
Dr. Pepper Snapple Group*	1,559,800	41,241
Building Products (1.0%)
Owens Corning*È	1,168,000	26,093
Capital Markets (5.3%)
Goldman Sachs Group	153,100	25,332
Invesco Ltd.	1,877,500	38,958
Morgan StanleyÈ	1,115,782	32,313
State Street	661,500	34,716
		131,319
Commercial Banks (2.8%)
Comerica Inc.È	255,400	6,811
Fifth Third Bancorp	1,151,400	12,596
SunTrust BanksÈ	305,500	7,140
Wells Fargo	1,564,300	43,050
		69,597
Computers & Peripherals (1.8%)
Hewlett-Packard	979,200	43,956
Construction & Engineering (2.6%)
Chicago Bridge & Iron	2,434,600	38,320
KBR, Inc.	1,164,532	26,377
		64,697
Consumer Finance (1.6%)
American Express	1,187,900	40,175
Diversified Financial Services (9.3%)
Bank of America	4,780,400	84,087
Citigroup Inc.	9,303,037	46,515
J.P. Morgan Chase	1,088,900	47,324
Moody's Corp.	1,981,994	53,990
		231,916
Electric Utilities (0.2%)
FirstEnergy Corp.	83,600	3,773

	Number of Shares	Value† (000's)
Electrical Equipment (1.5%)
ABB Ltd.	1,977,500	$37,909
Energy Equipment & Services (3.0%)
National Oilwell Varco*	966,700	35,139
Noble Corp.	1,136,900	39,826
		74,965
Health Care Equipment & Supplies (2.1%)
Covidien PLC	688,000	27,224
Zimmer Holdings*	550,700	26,076
		53,300
Health Care Providers & Services (3.0%)
Aetna Inc.	1,031,700	29,403
WellPoint Inc.*	851,800	45,018
		74,421
Health Care Technology (0.8%)
IMS HealthÈ	1,482,100	20,542
Household Durables (0.7%)
NVR, Inc.*	5,400	3,646
Whirlpool Corp.È	199,900	12,836
		16,482
Household Products (1.9%)
Energizer Holdings*	714,500	46,750
Independent Power Producers & Energy Traders (1.5%)
NRG Energy*È	1,375,868	36,942
Industrial Conglomerates (1.7%)
McDermott International*	1,790,700	42,547
Insurance (4.2%)
Assurant, Inc.	674,500	20,202
Berkshire Hathaway Class B*	16,700	54,876
MetLife, Inc.	814,542	30,757
		105,835
IT Services (4.6%)
Affiliated Computer Services*	686,200	30,742
Fidelity National Information ServicesÈ	1,738,530	42,698
Lender Processing Services	1,230,915	42,196
		115,636

	Number of Shares	Value† (000's)
Machinery (4.1%)
Ingersoll-Rand PLC	1,050,174	$32,440
Joy GlobalÈ	721,458	28,028
Terex Corp.*	2,475,900	40,803
		101,271
Marine (0.5%)
Genco Shipping & TradingÈ	606,400	11,746
Media (3.1%)
Cablevision Systems	1,474,313	32,936
McGraw-Hill Cos.	1,362,800	45,804
		78,740
Metals & Mining (6.2%)
Cliffs Natural Resources	563,200	14,255
Freeport-McMoRan Copper & GoldÈ	669,400	42,159
Sterlite Industries (India) ADR*	961,900	12,880
Teck Cominco Class B*È	2,185,900	52,593
Xstrata PLC	2,427,000	32,655
		154,542
Multiline Retail (2.5%)
J.C. PenneyÈ	1,270,900	38,178
Macy's Inc.	1,572,400	24,403
		62,581
Oil, Gas & Consumable Fuels (13.7%)
Canadian Natural ResourcesÈ	964,400	55,193
Denbury Resources*	1,423,760	21,670
EOG Resources	422,200	30,398
Exxon Mobil	28,200	1,950
Peabody Energy	861,400	28,151
Petroleo Brasileiro ADRÈ	1,439,500	57,062
Ship Finance InternationalÈ	1,290,203	16,334
Southwestern Energy*	1,084,225	39,964
Suncor Energy	822,305	25,195
Talisman EnergyÈ	1,403,940	22,547
Walter Industries	358,100	18,589
XTO Energy	634,457	24,490
		341,543

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Personal Products (3.3%)
Avon Products	620,457	$19,774
NBTY, Inc.*	1,724,774	63,920
		83,694
Pharmaceuticals (2.1%)
Shire Limited ADRÈ	1,065,659	52,814
Road & Rail (0.3%)
Norfolk SouthernÈ	183,900	8,435
Software (3.1%)
Check Point Software Technologies*È	806,573	22,479
Microsoft Corp.	957,400	23,600
Oracle Corp.È	1,468,500	32,116
		78,195
Specialty Retail (1.2%)
Best BuyÈ	829,975	30,111
Wireless Telecommunication Services (1.4%)
China Mobile ADRÈ	712,600	35,074
Total Common Stocks (Cost $2,295,212)		2,422,636
Short-Term Investments (7.6%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	120,980,475	122,190
State Street Institutional Liquid Reserves Fund Institutional Class	67,955,372	67,955
Total Short-Term Investments (Cost $190,145)		190,145
Total Investments##(104.5%) (Cost $2,485,357)		2,612,781
Liabilities, less cash, receivables and other assets [(4.5%)]		(111,964)
Total Net Assets (100.0%)		$2,500,817

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

1	Simon Property Group	9.0%
2	Boston Properties	5.6%
3	Public Storage	5.6%
4	Digital Realty Trust	4.8%
5	HCP, Inc.	4.6%
6	Equity Residential	4.0%
7	Vornado Realty Trust	3.8%
8	Ventas, Inc.	3.6%
9	Federal Realty Investment Trust	2.8%
10	Essex Property Trust	2.8%

	Number of Shares	Value† (000's)
Common Stocks (96.7%)
Apartments (13.5%)
American Campus Communities	39,451	$1,026
AvalonBay Communities	28,032	1,806
Camden Property Trust	43,500	1,597
Equity Residential	97,700	2,668
Essex Property TrustÈ	24,900	1,858
		8,955
Diversified (3.8%)
Vornado Realty Trust	43,442	2,499
Health Care (12.1%)
HCP, Inc.	106,800	3,042
Nationwide Health Properties	57,600	1,836
OMEGA Healthcare Investors	47,600	805
Ventas, Inc.	60,300	2,364
		8,047
Home Financing (1.8%)
Starwood Property Trust*	61,600	1,219
Industrial (5.8%)
AMB Property	66,100	1,509
DCT Industrial Trust	131,500	694
EastGroup Properties	24,900	937
ProLogis	61,100	680
		3,820
Lodging (5.2%)
Host Hotels & Resorts	121,500	1,211
LaSalle Hotel Properties	36,300	601
Starwood Hotels & Resorts WorldwideÈ	56,000	1,668
		3,480
Mixed (2.8%)
Duke Realty	78,100	900
PS Business Parks	17,500	926
		1,826

	Number of Shares	Value† (000's)
Office (15.3%)
Alexandria Real Estate EquitiesÈ	29,350	$1,635
Boston Properties	61,600	3,732
Brandywine Realty Trust	88,900	943
Brookfield Properties	149,400	1,639
Corporate Office Properties Trust	29,370	1,082
Highwoods Properties	38,200	1,122
		10,153
Regional Malls (10.0%)
Simon Property GroupÈ	93,679	5,960
Taubman Centers	21,400	677
		6,637
Self Storage (6.9%)
Public Storage	52,300	3,690
Sovran Self Storage	31,100	914
		4,604
Shopping Centers (9.8%)
Acadia Realty TrustÈ	40,722	624
Federal Realty Investment Trust	29,900	1,865
Kimco Realty	115,000	1,443
Regency Centers	28,000	939
Tanger Factory Outlet Centers	44,200	1,663
		6,534
Specialty (9.7%)
Digital Realty Trust	73,500	3,203
Dupont Fabros Technology	54,500	713
Plum Creek Timber Company	36,000	1,091
Rayonier Inc.	32,600	1,400
		6,407
Total Common Stocks (Cost $50,864)		64,181

	Number of Shares	Value† (000's)
Short-Term Investments (17.2%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	9,144,630	$9,236
State Street Institutional Liquid Reserves Fund Institutional Class	2,226,248	2,226
Total Short-Term Investments (Cost $11,462)		11,462
Total Investments##(113.9%) (Cost $62,326)		75,643
Liabilities, less cash, receivables and other assets [(13.9%)]		(9,257)
Total Net Assets (100.0%)		$66,386

See Notes to Schedule of Investments

Schedule of Investments Regency Fund

TOP TEN EQUITY HOLDINGS

1	NBTY, Inc.	2.6%
2	Teck Cominco Class B	2.5%
3	Whirlpool Corp.	2.3%
4	Whiting Petroleum	1.9%
5	Harley-Davidson	1.9%
6	Dr. Pepper Snapple Group	1.8%
7	McGraw-Hill Cos.	1.7%
8	Moody's Corp.	1.7%
9	Lender Processing Services	1.7%
10	NRG Energy	1.7%

	Number of Shares	Value† (000's)
Common Stocks (96.4%)
Aerospace & Defense (2.3%)
Embraer-Empresa Brasileira de Aeronautica ADRÈ	38,700	$822
L-3 Communications Holdings	10,700	796
		1,618
Auto Components (1.7%)
Johnson Controls	20,400	506
WABCO Holdings	36,300	692
		1,198
Automobiles (1.9%)
Harley-Davidson	55,200	1,324
Beverages (1.8%)
Dr. Pepper Snapple Group*	47,100	1,245
Building Products (1.2%)
Owens Corning*	38,500	860
Capital Markets (4.1%)
Invesco Ltd.	56,600	1,174
Jefferies Group*	28,500	674
Morgan Stanley	35,000	1,014
		2,862
Commercial Banks (6.0%)
Comerica Inc.	29,700	792
Fifth Third Bancorp	56,400	617
First Horizon National*	42,405	567
KeyCorp	99,800	665
Regions FinancialÈ	95,900	562
SunTrust Banks	21,200	495
Zions BancorpÈ	29,400	520
		4,218
Construction & Engineering (1.4%)
Chicago Bridge & Iron	63,000	992
Diversified Financial Services (1.7%)
Moody's Corp.	43,700	1,190
Electric Utilities (5.0%)
DPL Inc.	37,800	936
Entergy Corp.	7,100	561
FirstEnergy Corp.	17,100	772

	Number of Shares	Value† (000's)
NV Energy	69,000	$832
PPL Corp.	15,900	468
		3,569
Electronic Equipment, Instruments & Components (2.3%)
Anixter International*	24,900	873
Avnet, Inc.*	28,800	768
		1,641
Energy Equipment & Services (3.0%)
National Oilwell Varco*	27,600	1,003
Noble Corp.	20,400	715
Oceaneering International*	7,400	386
		2,104
Food Products (1.4%)
ConAgra, Inc.	24,300	499
J.M. Smucker	9,600	502
		1,001
Health Care Equipment & Supplies (0.6%)
Covidien PLC	10,900	431
Health Care Providers & Services (5.0%)
Aetna Inc.	26,800	764
AmerisourceBergen Corp.	30,900	658
CIGNA Corp.	19,800	583
Coventry Health Care*	19,300	421
Mednax, Inc.*	21,500	1,120
		3,546
Health Care Technology (0.7%)
IMS Health	33,600	466
Household Durables (3.4%)
NVR, Inc.*	1,150	776
Whirlpool Corp.	25,600	1,644
		2,420
Household Products (1.6%)
Energizer Holdings*	17,300	1,132
Independent Power Producers & Energy Traders (1.7%)
NRG Energy*	44,100	1,184

	Number of Shares	Value† (000's)
Industrial Conglomerates (0.8%)
McDermott International*	25,100	$596
Insurance (6.7%)
Assurant, Inc.	29,800	893
Fidelity National Financial Class A	17,000	255
PartnerRe Ltd.	10,200	754
Principal Financial Group	32,600	926
StanCorp Financial Group	30,300	1,147
W.R. Berkley	31,000	792
		4,767
IT Services (3.9%)
Affiliated Computer Services*	15,900	712
Fidelity National Information Services	36,100	887
Lender Processing Services	34,700	1,189
		2,788
Life Science Tools & Services (0.6%)
Charles River Laboratories International*	11,600	400
Machinery (5.2%)
Bucyrus International	20,700	618
Ingersoll-Rand PLC	35,000	1,081
Navistar International*	12,100	523
SPX Corp.	7,400	412
Terex Corp.*	62,700	1,034
		3,668
Marine (0.5%)
Genco Shipping & TradingÈ	17,000	329
Media (3.2%)
Cablevision Systems	46,500	1,039
McGraw-Hill Cos.	35,700	1,200
		2,239

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Metals & Mining (5.3%)
Cliffs Natural Resources	23,800	$603
Freeport-McMoRan Copper & Gold	16,200	1,020
Sterlite Industries (India) ADR*	31,300	419
Teck Cominco Class B*	72,100	1,735
		3,777
Multi-Utilities (1.3%)
CMS Energy	66,500	892
Multiline Retail (2.6%)
J.C. Penney	37,700	1,133
Macy's Inc.	47,500	737
		1,870
Oil, Gas & Consumable Fuels (8.5%)
Apache Corp.È	8,700	739
Denbury Resources*	32,200	490
Noble Energy	17,300	1,046
Ship Finance InternationalÈ	28,279	358
Southwestern Energy*	23,100	851
Talisman Energy	71,585	1,150
Whiting Petroleum*	28,100	1,364
		5,998
Personal Products (2.6%)
NBTY, Inc.*	49,300	1,827
Pharmaceuticals (1.5%)
Shire Limited ADR	22,100	1,095
Real Estate Investment Trusts (6.0%)
Alexandria Real Estate EquitiesÈ	12,200	680
Annaly Capital Management	35,800	621
Boston Properties	17,900	1,084
Macerich Co.È	30,003	860
Vornado Realty Trust	16,954	975
		4,220
Semiconductors & Semiconductor Equipment (0.4%)
International Rectifier*	16,100	302
Specialty Retail (0.5%)
GameStop Corp. Class A*	13,800	328
Total Common Stocks (Cost $68,039)		68,097

	Number of Shares	Value† (000's)
Short-Term Investments (8.1%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	3,651,833	$3,688
State Street Institutional Liquid Reserves Fund Institutional ClassØØ	2,047,443	2,047
Total Short-Term Investments (Cost $5,735)		5,735
Total Investments##(104.5%) (Cost $73,774)		73,832
Liabilities, less cash, receivables and other assets [(4.5%)]		(3,188)
Total Net Assets (100.0%)		$70,644

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund

TOP TEN EQUITY HOLDINGS

1	FPL Group	4.9%
2	American Tower	4.5%
3	Hewlett-Packard	4.0%
4	J.P. Morgan Chase	3.9%
5	Expeditors International	3.8%
6	Lockheed Martin	3.4%
7	QUALCOMM Inc.	3.3%
8	Canadian Natural Resources	3.2%
9	Visa Inc.	3.0%
10	Baxter International	2.9%

	Number of Shares	Value† (000's)
Common Stocks (83.3%)
Aerospace & Defense (3.5%)
Lockheed Martin	24,002	$1,800
Air Freight & Logistics (6.1%)
C.H. Robinson Worldwide	21,922	1,233
Expeditors International	60,442	1,974
		3,207
Capital Markets (2.5%)
Goldman Sachs Group	7,821	1,294
Chemicals (2.3%)
Monsanto Co.	14,229	1,193
Commercial Banks (5.7%)
Banco Santander ADR	97,360	1,502
HSBC Holdings PLC ADR	27,252	1,470
		2,972
Communications Equipment (3.3%)
QUALCOMM Inc.	37,507	1,741
Computers & Peripherals (4.0%)
Hewlett-Packard	45,965	2,063
Diversified Financial Services (3.9%)
J.P. Morgan Chase	46,917	2,039
Electric Utilities (4.9%)
FPL Group	45,331	2,547
Food & Staples Retailing (2.9%)
Wal-Mart Stores	29,567	1,504
Health Care Equipment & Supplies (4.8%)
Alcon, Inc.	7,587	982
Baxter International	26,940	1,534
		2,516
Household Products (2.9%)
Procter & Gamble	28,305	1,531
Industrial Gases (2.9%)
Praxair, Inc.	19,874	1,523
IT Services (3.0%)
Visa Inc.	22,136	1,574

	Number of Shares	Value† (000's)
Metals & Mining (2.3%)
BHP Billiton ADR	19,500	$1,215
Oil, Gas & Consumable Fuels (12.8%)
Canadian Natural Resources	28,752	1,645
Enbridge Inc.	33,990	1,265
Petroleo Brasileiro ADR	28,327	1,123
Range Resources	25,883	1,252
Suncor Energy	45,480	1,394
		6,679
Pharmaceuticals (2.9%)
Johnson & Johnson	24,918	1,506
Real Estate Investment Trusts (2.5%)
Vornado Realty Trust	22,563	1,298
Software (2.8%)
Oracle Corp.	67,816	1,483
Tobacco (2.8%)
Philip Morris International	32,142	1,469
Wireless Telecommunication Services (4.5%)
American Tower*	74,948	2,372
Total Common Stocks (Cost $39,591)		43,526
Short-Term Investments (14.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $7,805)	7,805,144	7,805
Total Investments##(98.2%) (Cost $47,396)		51,331
Cash, receivables and other assets, less liabilities (1.8%)		936
Total Net Assets (100.0%)		$52,267

See Notes to Schedule of Investments

Schedule of Investments Small and Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Urban Outfitters	2.8%
2	Royal Caribbean Cruises	2.5%
3	Ross Stores	2.4%
4	Stericycle, Inc.	2.4%
5	Lazard Ltd.	2.3%
6	SBA Communications	2.2%
7	Equinix, Inc.	2.2%
8	Southwestern Energy	2.2%
9	Marvell Technology Group	2.1%
10	Shoppers Drug Mart	2.1%

	Number of Shares	Value† (000's)
Common Stocks (98.0%)
Aerospace & Defense (3.0%)
HEICO Corp.	1,700	$63
Precision Castparts	1,300	119
		182
Air Freight & Logistics (1.9%)
C.H. Robinson Worldwide	2,100	118
Biotechnology (1.6%)
Vertex Pharmaceuticals*	2,600	97
Building Products (0.9%)
Ameron International	700	57
Capital Markets (5.4%)
Lazard Ltd.	3,600	140
Northern Trust	1,800	105
Waddell & Reed Financial	3,200	85
		330
Chemicals (1.8%)
Airgas, Inc.	2,300	107
Commercial Services & Supplies (2.4%)
Stericycle, Inc.*	2,900	144
Construction & Engineering (1.2%)
Jacobs Engineering Group*	1,600	70
Diversified Consumer Services (2.7%)
DeVry, Inc.	1,550	79
Lincoln Educational Services*	3,900	87
		166
Diversified Financial Services (3.5%)
IntercontinentalExchange Inc.*	1,100	103
MSCI Inc.*	3,700	109
		212
Electrical Equipment (1.2%)
AMETEK, Inc.	2,300	72
Electronic Equipment, Instruments & Components (1.7%)
Dolby Laboratories*	2,600	101

	Number of Shares	Value† (000's)
Food & Staples Retailing (2.1%)
Shoppers Drug Mart	3,200	$126
Food Products (1.7%)
Ralcorp Holdings*	1,600	100
Health Care Equipment & Supplies (4.7%)
Emergency Medical Services*	2,200	100
NuVasive, Inc.*	2,300	92
ResMed Inc.*	2,100	96
		288
Health Care Providers & Services (4.4%)
Air Methods*	2,200	75
Express Scripts*	1,400	101
Mednax, Inc.*	1,800	94
		270
Hotels, Restaurants & Leisure (6.9%)
Orient-Express Hotel	8,300	82
Penn National Gaming*	2,600	76
Royal Caribbean Cruises	7,900	151
WMS Industries*	2,600	110
		419
Internet Software & Services (3.3%)
Equinix, Inc.*	1,600	135
VistaPrint Ltd.*	1,600	66
		201
IT Services (1.6%)
RightNow Technologies*	7,800	98
Marine (1.5%)
Kirby Corp.*	2,500	93
Media (1.2%)
McGraw-Hill Cos.	2,100	71
Oil, Gas & Consumable Fuels (6.9%)
Arena Resources*	2,300	70
Concho Resources*	3,500	114
Range Resources	2,100	102
Southwestern Energy*	3,600	133
		419

	Number of Shares	Value† (000's)
Personal Products (1.4%)
Mead Johnson Nutrition	2,100	$83
Professional Services (3.2%)
IHS Inc.*	2,100	102
TrueBlue, Inc.*	6,700	91
		193
Road & Rail (1.9%)
Old Dominion Freight Line*	3,200	115
Semiconductors & Semiconductor Equipment (14.6%)
Analog Devices	3,200	90
Hittite Microwave*	1,500	52
Lam Research*	2,600	80
Marvell Technology Group*	8,500	130
Microchip Technology	4,200	112
Netlogic Microsystems*	2,100	92
Semtech Corp.*	3,900	71
Silicon Laboratories*	2,200	99
Varian Semiconductor Equipment*	3,300	101
Veeco Instruments*	3,000	64
		891
Software (4.8%)
Activision Blizzard*	7,400	86
Informatica Corp.*	5,400	97
Ultimate Software Group*	4,200	110
		293
Specialty Retail (8.3%)
Bed Bath & Beyond*	2,600	95
Ross Stores	3,200	149
Tractor Supply*	2,000	94
Urban Outfitters*	5,900	168
		506
Wireless Telecommunication Services (2.2%)
SBA Communications*	5,600	135
Total Common Stocks (Cost $5,420)		5,957

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Short-Term Investments (2.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $173)	172,701	$173
Total Investments##(100.8%) (Cost $5,593)		6,130
Liabilities, less cash, receivables and other assets [(0.8%)]		(48)
Total Net Assets (100.0%)		$6,082

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Royal Caribbean Cruises	2.4%
2	Ultimate Software Group	2.1%
3	Old Dominion Freight Line	2.0%
4	Taleo Corp. Class A	2.0%
5	Concho Resources	2.0%
6	Informatica Corp.	1.9%
7	Lincoln Educational Services	1.9%
8	RightNow Technologies	1.8%
9	IPC The Hospitalist	1.8%
10	Orient-Express Hotel	1.8%

	Number of Shares	Value† (000's)
Common Stocks (97.7%)
Aerospace & Defense (0.8%)
HEICO Corp.È	44,900	$1,664
Biotechnology (7.3%)
Alexion Pharmaceuticals*	56,100	2,532
Human Genome Sciences*È	148,600	2,939
Isis Pharmaceuticals*	129,000	2,082
Onyx Pharmaceuticals*È	71,900	2,306
Regeneron Pharmaceuticals*È	110,100	2,503
Seattle Genetics*	182,500	2,236
		14,598
Building Products (1.0%)
Ameron International	23,300	1,887
Capital Markets (4.4%)
GFI Group	330,300	2,365
Janus Capital GroupÈ	254,800	3,241
Waddell & Reed Financial	117,500	3,117
		8,723
Chemicals (1.2%)
NewMarket Corp	29,800	2,477
Commercial Services & Supplies (4.8%)
Cornell Companies*	125,500	2,521
Geo Group*	114,900	2,105
Healthcare Services GroupÈ	141,300	2,498
Tetra Tech*	78,400	2,316
		9,440
Consumer Finance (1.3%)
Dollar Financial*	150,400	2,622
Containers & Packaging (1.3%)
Rock-Tenn	48,900	2,508
Diversified Consumer Services (3.5%)
Capella Education*È	50,100	3,174
Lincoln Educational Services*	165,800	3,677
		6,851

	Number of Shares	Value† (000's)
Electrical Equipment (2.1%)
Harbin Electric*	163,400	$2,028
Polypore International*È	183,700	2,088
		4,116
Food & Staples Retailing (1.5%)
United Natural Foods*	110,700	2,991
Health Care Equipment & Supplies (5.1%)
ICU Medical*	61,300	2,280
Inverness Medical Innovations*	56,600	2,015
NuVasive, Inc.*È	62,100	2,488
Sirona Dental Systems*È	126,800	3,353
		10,136
Health Care Providers & Services (9.8%)
Air Methods*	77,100	2,632
Emergency Medical Services*	64,000	2,902
HMS Holdings*	61,200	2,302
IPC The Hospitalist*	119,400	3,527
Mednax, Inc.*	60,300	3,140
PSS World Medical*	114,400	2,338
Psychiatric Solutions*È	101,500	2,719
		19,560
Health Care Technology (2.6%)
MedAssets Inc.*	115,300	2,575
SXC Health Solutions*	62,300	2,536
		5,111
Hotels, Restaurants & Leisure (6.7%)
BJ Restaurants*È	133,900	2,296
Orient-Express HotelÈ	351,500	3,501
Royal Caribbean CruisesÈ	253,900	4,844
WMS Industries*	62,500	2,646
		13,287
Household Durables (1.3%)
Jarden Corp.*È	103,100	2,511

	Number of Shares	Value† (000's)
Internet Software & Services (3.5%)
Constant Contact*È	114,600	$2,387
LivePerson, Inc.*	544,500	2,243
VistaPrint Ltd.*È	57,300	2,375
		7,005
IT Services (2.7%)
Global Cash Access Holdings*È	258,000	1,870
RightNow Technologies*È	281,700	3,544
		5,414
Marine (1.5%)
Kirby Corp.*	82,000	3,038
Oil, Gas & Consumable Fuels (3.1%)
Arena Resources*	73,100	2,236
Concho Resources*	120,600	3,930
		6,166
Professional Services (2.8%)
ICF International*	96,400	2,637
TrueBlue, Inc.*È	217,800	2,962
		5,599
Road & Rail (2.0%)
Old Dominion Freight Line*È	113,000	4,043
Semiconductors & Semiconductor Equipment (8.2%)
Hittite Microwave*	58,400	2,010
Netlogic Microsystems*È	71,300	3,131
Semtech Corp.*È	137,531	2,513
Silicon Laboratories*	72,500	3,265
Varian Semiconductor Equipment*È	105,600	3,228
Veeco Instruments*	95,600	2,054
		16,201
Software (12.4%)
Informatica Corp.*	214,800	3,851
Jack Henry & Associates	89,200	2,079
Nuance Communications*	172,900	2,132
Perfect World*È	73,300	2,797

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)
Rovi Corp.*	94,900	$2,889
Solera Holdings*	86,800	2,286
SuccessFactors, Inc.*	47,800	567
Taleo Corp. Class A*	223,100	4,036
Ultimate Software Group*È	154,500	4,074
		24,711
Specialty Retail (2.5%)
hhgregg, Inc.*È	147,000	2,540
Tractor Supply*È	53,200	2,504
		5,044
Textiles, Apparel & Luxury Goods (4.3%)
Carter's, Inc.*	83,700	2,106
Fuqi International*È	80,400	2,085
Lululemon Athetica*È	107,300	2,152
Warnaco Group*È	57,300	2,180
		8,523
Total Common Stocks (Cost $159,647)		194,226
Short-Term Investments (19.5%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	31,671,128	31,988
State Street Institutional Liquid Reserves Fund Institutional ClassØØ	6,686,278	6,686
Total Short-Term Investments (Cost $38,674)		38,674
Total Investments##(117.2%) (Cost $198,321)		232,900
Liabilities, less cash, receivables and other assets [(17.2%)]		(34,190)
Total Net Assets (100.0%)		$198,710

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

1	Scripps Networks Interactive	5.1%
2	Altera Corp.	5.0%
3	Intuit Inc.	4.9%
4	Washington Post	4.8%
5	Danaher Corp.	4.7%
6	National Instruments	4.1%
7	Newfield Exploration	4.1%
8	3M Co.	4.0%
9	Novo Nordisk A/S Class B	4.0%
10	Charles Schwab	3.9%

	Number of Shares	Value† (000's)
Common Stocks (95.0%)
Automobiles (2.0%)
Toyota Motor ADRÈ	230,425	$19,630
Biotechnology (3.4%)
Genzyme Corp.*	601,595	33,515
Capital Markets (6.3%)
Charles Schwab	2,116,589	38,225
The Bank of New York Mellon	806,617	23,884
		62,109
Commercial Services & Supplies (1.0%)
Herman Miller	642,500	10,421
Diversified Financial Services (1.5%)
IntercontinentalExchange Inc.*	162,965	15,286
Electronic Equipment, Instruments & Components (7.7%)
Anixter International*	1,009,460	35,412
National Instruments	1,571,218	40,270
		75,682
Energy Equipment & Services (2.3%)
Smith International	810,615	22,349
Health Care Providers & Services (2.0%)
UnitedHealth Group	696,465	19,501
Industrial Conglomerates (4.0%)
3M Co.	551,090	39,734
Industrial Gases (3.2%)
Praxair, Inc.	406,825	31,171
Insurance (5.2%)
Markel Corp.*	63,215	20,789
Progressive Corp.	1,821,165	30,086
		50,875
Internet Software & Services (3.0%)
Yahoo! Inc.*	2,054,800	30,021

	Number of Shares	Value† (000's)
Life Science Tools & Services (2.1%)
Millipore Corp.*	314,500	$20,829
Machinery (4.7%)
Danaher Corp.	758,845	46,069
Media (13.6%)
Comcast Corp. Class A Special	2,474,225	36,099
Scripps Networks Interactive	1,550,265	50,337
Washington Post	110,143	47,842
		134,278
Multi-Utilities (2.6%)
National Grid	1,942,488	18,737
National Grid ADR	134,438	6,465
		25,202
Oil, Gas & Consumable Fuels (10.1%)
BG Group PLC	2,056,900	34,055
Cimarex Energy	636,744	24,858
Newfield Exploration*	1,040,730	40,266
		99,179
Pharmaceuticals (4.0%)
Novo Nordisk A/S Class B	639,950	39,010
Road & Rail (3.4%)
Canadian National Railway	690,835	33,347
Semiconductors & Semiconductor Equipment (7.0%)
Altera Corp.	2,552,680	49,037
Texas Instruments	797,430	19,609
		68,646
Software (4.9%)
Intuit Inc.*	1,735,125	48,184
Specialty Chemicals (1.0%)
Novozymes A/S	115,100	9,876
Total Common Stocks (Cost $986,950)		934,914
Short-Term Investments (0.4%)
Neuberger Berman Securities Lending Quality Fund, LLC‡ (Cost $4,332)	4,289,134	4,332

	Principal Amount	Value† (000's)
Repurchase Agreements (4.6%)
Repurchase Agreement with Fixed Income Clearing Corp., 0.09%, due 9/1/09, dated 8/31/09, Maturity Value $45,172,113, Collateralized by $45,840,000, Federal Home Loan Bank, 1.62%, due 12/30/09 (Collateral Value $46,532,184)# (Cost $45,172)	$45,172,000	$45,172
Certificates of Deposit (0.1%)
Carver Federal Savings, 0.50%, due 9/26/09	100,000	100
Self Help Credit Union, 0.46%, due 11/16/09	100,000	100
Shorebank Chicago, 0.75%, due 10/26/09	100,000	100
Shorebank Pacific, 0.75%, due 11/2/09	100,000	100
Total Certificates of Deposit# (Cost $400)		400
Total Investments##(100.1%) (Cost $1,036,854)		984,818
Liabilities, less cash, receivables and other assets [(0.1%)]		(641)
Total Net Assets (100.0%)		$984,177

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  The value of investments in equity securities by each fund and written options by Equity Income are determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. The value of investments in debt securities are determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by a fund are carried at "fair value" on a recurring basis. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the funds' investments some of which are discussed above.

  In addition, effective August 31, 2009, the funds adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No. 157-4

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary, by category of Level, of inputs used to value the funds' investments as of August 31, 2009:

Asset Valuation Inputs
Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Climate Change Fund
Investments:
Common Stocks§	$2,997	$—	$—	$2,997
Short-Term Investments	—	62	—	62
Total Investments	2,997	62	—	3,059
Emerging Markets Equity Fund
Investments:
Common Stocks§	4,797	60	—	4,857
Preferred Stocks§	556	—	0	556
Participatory Notes§	319	—	—	319
Convertible Bonds	—	—	8	8
Short-Term Investments	—	161	—	161
Total Investments	5,672	221	8	5,901
Equity Income Fund
Investments:
Common Stocks§	41,483	—	—	41,483
Convertible Preferred Stocks	2,854	—	—	2,854
Convertible Bonds	—	14,393	—	14,393
Corporate Debt Securities	—	248	—	248
Short-Term Investments	—	5,780	—	5,780
Total Investments	44,337	20,421	—	64,758

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Focus Fund
Investments:
Common Stocks§	$555,141	$—	$—	$555,141
Short-Term Investments	—	66,200	—	66,200
Total Investments	555,141	66,200	—	621,341
Genesis Fund
Investments:
Common Stocks§	8,217,525	—	—	8,217,525
Short-Term Investments	—	335,213	—	335,213
Total Investments	8,217,525	335,213	—	8,552,738
Guardian Fund
Investments:
Common Stocks§	914,269	—	—	914,269
Short-Term Investments	—	32,039	—	32,039
Total Investments	914,269	32,039	—	946,308
International Fund
Investments:
Common Stocks§	378,011	—	—	378,011
Preferred Stocks§	8,401	—	10	8,411
Rights§	1	—	—	1
Warrants§	17	—	—	17
Short-Term Investments	—	32,004	—	32,004
Total Investments	386,430	32,004	10	418,444
International Institutional Fund
Investments:
Common Stocks§	209,015	—	—	209,015
Preferred Stocks§	4,650	—	—	4,650
Rights§	1	—	—	1
Warrants§	9	—	—	9
Short-Term Investments	—	14,702	—	14,702
Total Investments	213,675	14,702	—	228,377
International Large Cap Fund
Investments:
Common Stocks§	91,663	—	—	91,663
Preferred Stocks§	1,357	—	—	1,357
Rights§	0	—	—	0
Warrants§	5	—	—	5
Short-Term Investments	—	10,454	—	10,454
Total Investments	93,025	10,454	—	103,479

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Large Cap Disciplined Growth Fund
Investments:
Common Stocks§	$121,091	$—	$—	$121,091
Short-Term Investments	—	4,732	—	4,732
Total Investments	121,091	4,732	—	125,823
Mid Cap Growth Fund
Investments:
Common Stocks§	425,696	—	—	425,696
Short-Term Investments	—	94,374	—	94,374
Total Investments	425,696	94,374	—	520,070
Partners Fund
Investments:
Common Stocks§	2,422,636	—	—	2,422,636
Short-Term Investments	—	190,145	—	190,145
Total Investments	2,422,636	190,145	—	2,612,781
Real Estate Fund
Investments:
Common Stocks§	64,181	—	—	64,181
Short-Term Investments	—	11,462	—	11,462
Total Investments	64,181	11,462	—	75,643
Regency Fund
Investments:
Common Stocks§	68,097	—	—	68,097
Short-Term Investments	—	5,735	—	5,735
Total Investments	68,097	5,735	—	73,832
Select Equities Fund
Investments:
Common Stocks§	43,526	—	—	43,526
Short-Term Investments	—	7,805	—	7,805
Total Investments	43,526	7,805	—	51,331
Small and Mid Cap Growth Fund
Investments:
Common Stocks§	5,957	—	—	5,957
Short-Term Investments	—	173	—	173
Total Investments	5,957	173	—	6,130
Small Cap Growth Fund
Investments:
Common Stocks§	194,226	—	—	194,226
Short-Term Investments	—	38,674	—	38,674
Total Investments	194,226	38,674	—	232,900

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Socially Responsive Fund
Investments:
Common Stocks§	$934,914	$—	$—	$934,914
Short-Term Investments	—	4,332	—	4,332
Repurchase Agreements	—	45,172	—	45,172
Certificates of Deposit	—	400	—	400
Total Investments	934,914	49,904	—	984,818

§ The Schedule of Investments provides information on the industry or country categorization for the portfolio.

§§ The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Neuberger Berman (000's omitted)	Beginning balance, as of 9/1/08	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 8/31/09	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/09
Investments in Securities:
Emerging Markets Equity Fund
Preferred Stocks Brazil	$—	$—	$0	$0	$—	$0	$0
Convertible Bonds Brazil	—	—	3	5	—	8	3
Total	—	—	3	5	—	8	3
International Fund
Preferred Stocks Brazil	—	—	2	8	—	10	2
Total	—	—	2	8	—	10	2

Liability Valuation Inputs

  The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of August 31, 2009:

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income Fund
Option Contracts	$(265)	$—	$—	$(265)

#  At cost, which approximates market value.

^^  Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

##  At August 31, 2009, selected fund information on a U.S. federal income tax basis was as follows:

Neuberger Berman (000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Climate Change Fund	$2,882	$211	$34	$177
Emerging Markets Equity Fund	4,555	1,379	33	1,346
Equity Income Fund	62,672	3,586	1,500	2,086
Focus Fund	587,068	65,310	31,037	34,273
Genesis Fund	6,781,944	2,338,204	567,410	1,770,794
Guardian Fund	950,225	94,408	98,325	(3,917)
International Fund	402,933	42,275	26,764	15,511
International Institutional Fund	228,520	18,618	18,761	(143)
International Large Cap Fund	100,155	9,030	5,706	3,324
Large Cap Disciplined Growth Fund	115,463	10,637	277	10,360
Mid Cap Growth Fund	464,329	66,172	10,431	55,741
Partners Fund	2,489,577	477,638	354,434	123,204
Real Estate Fund	69,377	6,659	393	6,266
Regency Fund	75,047	8,858	10,073	(1,215)
Select Equities Fund	47,575	3,881	125	3,756
Small and Mid Cap Growth Fund	5,644	676	190	486
Small Cap Growth Fund	202,667	31,567	1,334	30,233
Socially Responsive Fund	1,044,093	61,812	121,087	(59,275)

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Affiliated issuer (see Note F of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

‡‡  At August 31, 2009, Neuberger Berman Equity Income Fund had outstanding call and put options written as follows:

Shares	Securities and Options	Market Value of Options
23,000	American Campus Communities, Call December 2009 @ 30	$20,000
10,000	AvalonBay Communities, Call October 2009 @ 75	8,000
10,000	Diageo PLC ADR, Call October 2009 @ 60	25,000
12,500	Digital Realty Trust, Call October 2009 @ 45	19,000
6,500	Exelon Corp., Call October 2009 @ 55	2,000
3,500	FPL Group, Call September 2009 @ 60	0
13,500	Health Care REIT, Call December 2009 @ 45	23,000
6,500	Johnson & Johnson, Call October 2009 @ 60	10,000
2,000	Marsh & McLennan, Call January 2010 @ 25	2,000
4,500	Norfolk Southern, Call December 2009 @ 55	4,000
9,000	Norfolk Southern, Call September 2009 @ 45	18,000
10,000	Phillip Morris International, Call September 2009 @ 48	1,000
5,000	Potash Corp. of Saskatchewan, Call December 2009 @ 75	19,000
5,000	Potash Corp. of Saskatchewan, Put September 2009 @ 80	5,000
21,500	Realty Income, Call December 2009 @ 30	11,000
15,000	Royal Gold, Inc., Put October 2009 @ 35	10,000
15,000	Safeway Inc., Put December 2009 @ 17.5	10,000
5,000	Schlumberger Ltd., Put November 2009 @ 45	5,000
20,000	Spectra Energy, Call December 2009 @ 20	12,000
25,500	Ventas, Inc., Call November 2009 @ 40	61,000
	Total	$265,000

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At August 31, 2009, these securities amounted to $2,721,000 or 4.1% of net assets for Equity Income Fund.

Ñ  These securities have been deemed by the investment manager to be illiquid. At August 31, 2009, these securities amounted to $9,870,000 or 2.4% of net assets for International Fund.

µµ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At August 31, 2009, these securities amounted to approximately $319,000 or 5.2% of net assets for Emerging Markets Equity Fund.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of August 31, 2009	Fair Value Percentage of Net Assets as of August 31, 2009
Bharat Heavy Electricals	2/18/2009 – 8/10/2009	$32	1.2%	$48	0.8%
Cairn India	2/20/2009 – 7/29/2009	50	1.6%	78	1.3%
Grasim Industry	5/12/2009 – 7/29/2009	35	0.8%	50	0.8%
Hero Honda Motors	6/8/2009 & 7/29/2009	42	0.8%	41	0.7%
Punjab National Bank	2/18/2009 & 7/29/2009	26	0.9%	44	0.7%
Unitech Ltd.	6/30/2009 – 7/29/2009	49	1.1%	58	0.9%

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2009.

ØØ  All or a portion of this security is segregated in connection with written options and/or obligations for security lending.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$3,059	$5,901	$64,758	$574,738	$4,340,279
Affiliated issuers	—	—	—	46,603	4,212,459
	3,059	5,901	64,758	621,341	8,552,738
Cash	—	—	240	—	—
Foreign currency	—	135	—	—	—
Deposits with brokers for open option contracts	—	—	1,877	—	—
Dividends and interest receivable	5	15	279	773	6,335
Receivable for securities sold	113	—	962	3,292	3,098
Receivable for Fund shares sold	2	5	555	98	13,757
Receivable from administrator—net (Note B)	—	140	—	—	—
Receivable for securities lending income—net (Note A)	—	—	—	16	—
Prepaid expenses and other assets	—	—	2	40	431
Total Assets	3,179	6,196	68,673	625,560	8,576,359
Liabilities
Options contracts written, at value (Note A)	—	—	265	—	—
Due to custodian	—	8	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	—	46,099	—
Payable for securities purchased	62	1	1,986	3,613	5,411
Payable for Fund shares redeemed	1	—	108	286	11,411
Payable to investment manager—net (Notes A & B)	2	5	29	257	4,832
Payable to administrator—net (Note B)	15	—	2	133	1,966
Accrued expenses and other payables	70	77	111	277	877
Total Liabilities	150	91	2,501	50,665	24,497
Net Assets at value	$3,029	$6,105	$66,172	$574,895	$8,551,862
Net Assets consist of:
Paid-in capital	$4,708	$4,730	$68,291	$669,368	$7,602,049
Undistributed net investment income (loss)	—	—	365	4,523	(3)
Distributions in excess of net investment income	(62)	(45)	—	—	—
Accumulated net realized gains (losses) on investments	(2,026)	52	(4,795)	(140,720)	(835,000)
Net unrealized appreciation (depreciation) in value of investments	409	1,368	2,311	41,724	1,784,816
Net Assets at value	$3,029	$6,105	$66,172	$574,895	$8,551,862
Net Assets
Investor Class	$—	$—	$—	$540,912	$1,626,817
Trust Class	—	—	—	23,747	3,244,145
Advisor Class	—	—	—	10,236	397,851
Institutional Class	1,510	4,054	18,883	—	3,283,049
Class A	1,332	1,821	43,023	—	—
Class C	187	230	4,266	—	—
Class R3	—	—	—	—	—

See Notes to Financial Statements

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$943,148	$402,860	$223,829	$101,146	$125,823
Affiliated issuers	3,160	15,584	4,548	2,333	—
	946,308	418,444	228,377	103,479	125,823
Cash	—	—	—	—	—
Foreign currency	—	9,915	734	186	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	848	642	411	212	201
Receivable for securities sold	6,971	1,841	1,026	44	—
Receivable for Fund shares sold	305	91	8	56	1,655
Receivable from administrator—net (Note B)	—	—	67	6	46
Receivable for securities lending income—net (Note A)	4	8	5	1	—
Prepaid expenses and other assets	114	15	10	4	4
Total Assets	954,550	430,956	230,638	103,988	127,729
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Due to custodian	—	—	—	—	—
Payable for collateral on securities loaned (Note A)	3,212	15,301	4,414	2,248	—
Payable for securities purchased	1,581	3,367	2,090	481	2,150
Payable for Fund shares redeemed	1,021	1,359	52	1	739
Payable to investment manager—net (Notes A & B)	417	290	161	46	56
Payable to administrator—net (Note B)	223	125	—	—	—
Accrued expenses and other payables	378	256	127	99	184
Total Liabilities	6,832	20,698	6,844	2,875	3,129
Net Assets at value	$947,718	$410,258	$223,794	$101,113	$124,600
Net Assets consist of:
Paid-in capital	$1,071,855	$639,985	$401,041	$167,562	$121,895
Undistributed net investment income (loss)	5,195	—	—	226	120
Distributions in excess of net investment income	—	(464)	(293)	—	—
Accumulated net realized gains (losses) on investments	(130,884)	(257,046)	(181,935)	(72,226)	(10,995)
Net unrealized appreciation (depreciation) in value of investments	1,552	27,783	4,981	5,551	13,580
Net Assets at value	$947,718	$410,258	$223,794	$101,113	$124,600
Net Assets
Investor Class	$875,486	$208,808	$—	$—	$11,709
Trust Class	71,017	201,450	—	28,904	—
Advisor Class	543	—	—	—	—
Institutional Class	54	—	223,794	67,725	23,336
Class A	510	—	—	4,033	63,650
Class C	54	—	—	396	25,850
Class R3	54	—	—	55	55

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	32,597	66,706
Trust Class	—	—	—	1,956	92,701
Advisor Class	—	—	—	1,219	19,546
Institutional Class	240	288	2,161	—	97,586
Class A	212	130	4,935	—	—
Class C	30	16	490	—	—
Class R3	—	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$16.59	$24.39
Trust Class	—	—	—	12.14	35.00
Advisor Class	—	—	—	8.40	20.35
Institutional Class	6.29	14.05	8.74	—	33.64
Class R3	—	—	—	—	—
Net Asset Value and redemption price per share
Class A	$6.27	$14.02	$8.72	$—	$—
Offering Price per share
Class A‡	$6.65	$14.88	$9.25	$—	$—
Net Asset Value and offering price per share
Class C^	$6.21	$13.96	$8.70	$—	$—
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$45,136	$—
*Cost of Investments:
Unaffiliated issuers	$2,650	$4,533	$62,453	$533,014	$3,226,646
Affiliated issuers	—	—	—	46,603	3,541,276
Total cost of investments	$2,650	$4,533	$62,453	$579,617	$6,767,922
Total cost of foreign currency	$—	$135	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	78,509	15,375	—	—	1,939
Trust Class	8,120	13,403	—	3,644	—
Advisor Class	55	—	—	—	—
Institutional Class	5	—	29,737	8,537	3,859
Class A	58	—	—	511	10,542
Class C	5	—	—	50	4,293
Class R3	5	—	—	7	9
Net Asset Value, offering and redemption price per share
Investor Class	$11.15	$13.58	$—	$—	$6.04
Trust Class	8.75	15.03	—	7.93	—
Advisor Class	9.87	—	—	—	—
Institutional Class	11.16	—	7.53	7.93	6.05
Class R3	9.88	—	—	7.90	6.03
Net Asset Value and redemption price per share
Class A	$8.75	$—	$—	$7.90	$6.04
Offering Price per share
Class A‡	$9.28	$—	$—	$8.38	$6.41
Net Asset Value and offering price per share
Class C^	$9.86	$—	$—	$7.87	$6.02
†Securities on loan, at value:
Unaffiliated issuers	$3,148	$14,664	$4,255	$2,172	$—
*Cost of Investments:
Unaffiliated issuers	$941,588	$375,087	$218,848	$95,602	$112,243
Affiliated issuers	3,160	15,584	4,548	2,333	—
Total cost of investments	$944,748	$390,671	$223,396	$97,935	$112,243
Total cost of foreign currency	$—	$9,898	$734	$186	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$450,714	$2,490,591	$66,407	$70,144
Affiliated issuers	69,356	122,190	9,236	3,688
	520,070	2,612,781	75,643	73,832
Cash	—	—	—	—
Foreign currency	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—
Dividends and interest receivable	249	3,284	182	144
Receivable for securities sold	1,923	25,503	423	390
Receivable for Fund shares sold	2,060	1,546	188	475
Receivable from administrator—net (Note B)	—	—	28	—
Receivable for securities lending income—net (Note A)	12	71	1	2
Prepaid expenses and other assets	34	138	3	4
Total Assets	524,348	2,643,323	76,468	74,847
Liabilities
Options contracts written, at value (Note A)	—	—	—	—
Due to custodian	—	—	—	152
Payable for collateral on securities loaned (Note A)	68,957	120,963	9,075	3,812
Payable for securities purchased	3,783	15,579	658	36
Payable for Fund shares redeemed	151	3,646	214	72
Payable to investment manager—net (Notes A & B)	202	984	43	33
Payable to administrator—net (Note B)	65	790	—	15
Accrued expenses and other payables	201	544	92	83
Total Liabilities	73,359	142,506	10,082	4,203
Net Assets at value	$450,989	$2,500,817	$66,386	$70,644
Net Assets consist of:
Paid-in capital	$718,754	$2,929,578	$85,745	$101,372
Undistributed net investment income (loss)	(1)	16,033	—	593
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	(325,525)	(572,218)	(32,676)	(31,379)
Net unrealized appreciation (depreciation) in value of investments	57,761	127,424	13,317	58
Net Assets at value	$450,989	$2,500,817	$66,386	$70,644
Net Assets
Investor Class	$280,880	$1,337,246	$—	$43,785
Trust Class	16,350	622,588	63,045	26,859
Advisor Class	6,881	379,688	—	—
Institutional Class	146,645	161,295	3,341	—
Class A	122	—	—	—
Class C	56	—	—	—
Class R3	55	—	—	—

See Notes to Financial Statements

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$51,331	$6,130	$200,912	$980,486
Affiliated issuers	—	—	31,988	4,332
	51,331	6,130	232,900	984,818
Cash	—	—	—	—
Foreign currency	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—
Dividends and interest receivable	116	2	1	753
Receivable for securities sold	393	171	3,449	7,218
Receivable for Fund shares sold	535	—	381	1,229
Receivable from administrator—net (Note B)	—	18	60	—
Receivable for securities lending income—net (Note A)	—	—	6	5
Prepaid expenses and other assets	3	—	13	49
Total Assets	52,378	6,321	236,810	994,072
Liabilities
Options contracts written, at value (Note A)	—	—	—	—
Due to custodian	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	32,178	4,268
Payable for securities purchased	—	175	4,976	3,786
Payable for Fund shares redeemed	4	4	670	992
Payable to investment manager—net (Notes A & B)	23	3	155	430
Payable to administrator—net (Note B)	1	—	—	270
Accrued expenses and other payables	83	57	121	149
Total Liabilities	111	239	38,100	9,895
Net Assets at value	$52,267	$6,082	198,710	$984,177
Net Assets consist of:
Paid-in capital	$49,606	$7,963	$385,108	$1,188,392
Undistributed net investment income (loss)	90	(29)	—	3,543
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	(1,364)	(2,389)	(220,977)	(155,714)
Net unrealized appreciation (depreciation) in value of investments	3,935	537	34,579	(52,044)
Net Assets at value	$52,267	$6,082	$198,710	$984,177
Net Assets
Investor Class	$—	$—	$144,118	$597,052
Trust Class	—	6,082	35,187	308,241
Advisor Class	—	—	11,711	—
Institutional Class	6,517	—	7,484	77,644
Class A	38,318	—	85	1,091
Class C	7,432	—	69	95
Class R3	—	—	56	54

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	37,806	61,700	—	3,955
Trust Class	1,446	37,340	8,146	2,779
Advisor Class	592	26,336	—	—
Institutional Class	19,556	7,402	431	—
Class A	11	—	—	—
Class C	5	—	—	—
Class R3	5	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$7.43	$21.67	$—	$11.07
Trust Class	11.31	16.67	7.74	9.66
Advisor Class	11.63	14.42	—	—
Institutional Class	7.50	21.79	7.76	—
Class R3	11.63	—	—	—
Net Asset Value and redemption price per share
Class A	$11.31	$—	$—	$—
Offering Price per share
Class A‡	$12.00	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$11.62	$—	$—	$—
†Securities on loan, at value:
Unaffiliated issuers	$67,391	$118,395	$8,890	$3,732
*Cost of Investments:
Unaffiliated issuers	$392,953	$2,363,167	$53,090	$70,086
Affiliated issuers	69,356	122,190	9,236	3,688
Total cost of investments	$462,309	$2,485,357	$62,326	$73,774
Total cost of foreign currency	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2009	August 31, 2009	August 31, 2009	August 31, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	10,956	31,864
Trust Class	—	753	2,438	23,925
Advisor Class	—	—	1,218	—
Institutional Class	808	—	566	4,140
Class A	4,763	—	6	85
Class C	936	—	7	7
Class R3	—	—	6	4
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$13.15	$18.74
Trust Class	—	8.07	14.43	12.88
Advisor Class	—	—	9.61	—
Institutional Class	8.06	—	13.23	18.75
Class R3	—	—	9.61	12.87
Net Asset Value and redemption price per share
Class A	$8.05	$—	$14.43	$12.88
Offering Price per share
Class A‡	$8.54	$—	$15.31	$13.67
Net Asset Value and offering price per share
Class C^	$7.94	$—	$9.60	$12.86
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$31,486	$4,184
*Cost of Investments:
Unaffiliated issuers	$47,396	$5,593	$166,333	$1,032,522
Affiliated issuers	—	—	31,988	4,332
Total cost of investments	$47,396	$5,593	$198,321	$1,036,854
Total cost of foreign currency	$—	$—	$—	$—

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2009	For the Period from October 8, 2008 (Commencement of Operations) to August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$47	$98	$1,074	$9,588	$36,178
Dividend income—affiliated issuers (Note F)	—	—	—	—	41,612
Interest income—unaffiliated issuers	—	—	353	4	268
Income from securities loaned—net (Note F)	—	—	—	587	—
Income from investments in affiliated issuers (Note F)	2	4	25	189	4,922
Foreign taxes withheld	(1)	(12)	(35)	(97)	(340)
Total income	$48	$90	$1,417	$10,271	$82,640
Expenses:
Investment management fees (Notes A & B)	23	32	178	2,873	53,314
Administration fees (Note B)	2	2	19	323	4,806
Administration fees (Note B):
Investor Class	—	—	—	1,007	2,955
Trust Class	—	—	—	84	10,540
Advisor Class	—	—	—	33	1,251
Institutional Class	1	2	3	—	2,758
Class A	2	1	54	—	—
Class C	—	—	4	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	—	25	—
Advisor Class	—	—	—	24	920
Class A	3	1	67	—	—
Class C	1	1	19	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	428	1,487
Trust Class	—	—	—	24	63
Advisor Class	—	—	—	23	35
Institutional Class	13	4	3	—	23
Class A	9	3	89	—	—
Class C	2	3	3	—	—
Class R3	—	—	—	—	—
Organization expense (Note A)	—	72	—	—	—
Audit fees	31	25	57	57	57
Custodian fees (Note B)	40	86	38	170	1,102
Insurance expense	—	—	1	34	416
Legal fees	48	157	71	56	74
Registration and filing fees	50	39	57	49	273
Shareholder reports	—	10	11	142	1,901
Trustees' fees and expenses	40	40	45	45	42
Miscellaneous	—	12	4	48	557
Total expenses	265	490	723	5,445	82,574

See Notes to Financial Statements

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$14,569	$11,710	$6,476	$2,838	$659
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	5	36	3	1	1
Income from securities loaned—net (Note F)	161	603	318	152	—
Income from investments in affiliated issuers (Note F)	129	259	147	67	4
Foreign taxes withheld	(135)	(963)	(535)	(260)	(3)
Total income	$14,729	$11,645	$6,409	$2,798	$661
Expenses:
Investment management fees (Notes A & B)	4,646	3,516	1,926	529	224
Administration fees (Note B)	540	252	136	58	24
Administration fees (Note B):
Investor Class	1,663	406	—	—	19
Trust Class	233	734	—	88	—
Advisor Class	2	—	—	—	—
Institutional Class	—	—	204	61	4
Class A	—	—	—	4	36
Class C	—	—	—	—	17
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	68	—	—	26	—
Advisor Class	1	—	—	—	—
Class A	—	—	—	5	45
Class C	—	—	—	2	83
Shareholder servicing agent fees:
Investor Class	870	223	—	—	37
Trust Class	25	128	—	34	—
Advisor Class	22	—	—	—	—
Institutional Class	1	—	24	31	13
Class A	1	—	—	10	32
Class C	1	—	—	3	18
Class R3	1	—	—	1	1
Organization expense (Note A)	—	—	—	—	—
Audit fees	57	59	59	60	21
Custodian fees (Note B)	215	409	263	174	60
Insurance expense	52	30	16	7	2
Legal fees	65	49	49	59	99
Registration and filing fees	113	46	44	127	40
Shareholder reports	154	116	42	34	26
Trustees' fees and expenses	45	45	45	45	45
Miscellaneous	79	67	52	27	4
Total expenses	8,854	6,080	2,860	1,385	850

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2009	For the Period from October 8, 2008 (Commencement of Operations) to August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Expenses reimbursed by administrator (Note B)	(235)	(448)	(342)	(3)	(510)
Investment management fees waived (Note A)	—	—	(3)	(15)	(389)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	(1)
Total net expenses	30	42	378	5,427	81,674
Net investment income (loss)	$18	$48	$1,039	$4,844	$966
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,753)	51	(4,994)	(140,118)	(297,543)
Sales of investment securities of affiliated issuers	—	—	—	(85)	(535,194)
Foreign currency	—	(15)	(7)	—	(3)
Net increase from payments by affiliates (Note B)	—	1	—	—	—
Options written	—	—	184	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	631	1,368	2,046	(58,876)	(710,128)
Affiliated investment securities	—	—	—	(505)	(1,713,558)
Foreign currency	—	—	—	—	—
Options written	—	—	1	—	—
Net gain (loss) on investments	(1,122)	1,405	(2,770)	(199,584)	(3,256,426)
Net increase (decrease) in net assets resulting from operations	$(1,104)	$1,453	$(1,731)	$(194,740)	$(3,255,460)

See Notes to Financial Statements

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Expenses reimbursed by administrator (Note B)	(23)	—	(1,006)	(398)	(330)
Investment management fees waived (Note A)	(15)	(16)	(9)	(5)	(1)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	(1)	—	—	—
Total net expenses	8,816	6,063	1,845	982	519
Net investment income (loss)	$5,913	$5,582	$4,564	$1,816	$142
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(124,413)	(230,634)	(147,350)	(61,803)	(3,314)
Sales of investment securities of affiliated issuers	(1,262)	(214)	(124)	21	—
Foreign currency	(371)	(1,658)	(966)	(373)	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(197,850)	31,603	29,327	21,541	12,067
Affiliated investment securities	—	—	—	—	—
Foreign currency	42	186	30	25	—
Options written	—	—	—	—	—
Net gain (loss) on investments	(323,854)	(200,717)	(119,083)	(40,589)	8,753
Net increase (decrease) in net assets resulting from operations	$(317,941)	$(195,135)	$(114,519)	$(38,773)	$8,895

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,080	$35,078	$1,933	$1,488
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	6	49	—	1
Income from securities loaned—net (Note F)	719	2,467	94	75
Income from investments in affiliated issuers (Note F)	221	180	11	37
Foreign taxes withheld	(23)	(292)	(5)	(6)
Total income	$3,003	$37,482	$2,033	$1,595
Expenses:
Investment management fees (Notes A & B)	1,945	10,158	354	409
Administration fees (Note B)	215	1,293	27	45
Administration fees (Note B):
Investor Class	538	2,336	—	82
Trust Class	38	1,837	147	113
Advisor Class	12	1,107	—	—
Institutional Class	67	109	1	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Distribution fees (Note B):
Trust Class	—	540	43	33
Advisor Class	9	814	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Shareholder servicing agent fees:
Investor Class	461	1,031	—	70
Trust Class	20	32	45	49
Advisor Class	19	31	—	—
Institutional Class	23	23	14	—
Class A	1	—	—	—
Class C	1	—	—	—
Class R3	1	—	—	—
Organization expense (Note A)	—	—	—	—
Audit fees	21	57	59	21
Custodian fees (Note B)	148	468	31	66
Insurance expense	19	136	2	5
Legal fees	62	52	44	43
Registration and filing fees	111	85	69	68
Shareholder reports	73	460	16	28
Trustees' fees and expenses	45	45	45	45
Miscellaneous	33	173	5	14
Total expenses	3,862	20,787	902	1,091

See Notes to Financial Statements

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$409	$23	$507	$12,515
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	2	—	2	101
Income from securities loaned—net (Note F)	—	—	295	131
Income from investments in affiliated issuers (Note F)	35	4	81	—
Foreign taxes withheld	(12)	—	—	(208)
Total income	$434	$27	$885	$12,539
Expenses:
Investment management fees (Notes A & B)	138	30	1,834	4,497
Administration fees (Note B)	15	3	130	521
Administration fees (Note B):
Investor Class	—	—	346	1,087
Trust Class	—	19	95	902
Advisor Class	—	—	35	—
Institutional Class	2	—	4	54
Class A	40	—	—	—
Class C	6	—	—	—
Class R3	—	—	—	—
Distribution fees (Note B):
Trust Class	—	6	28	265
Advisor Class	—	—	26	—
Class A	50	—	—	—
Class C	31	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	161	357
Trust Class	—	28	22	58
Advisor Class	—	—	20	—
Institutional Class	22	—	18	14
Class A	71	—	1	1
Class C	11	—	1	1
Class R3	—	—	1	1
Organization expense (Note A)	—	—	—	—
Audit fees	40	21	21	21
Custodian fees (Note B)	34	11	127	240
Insurance expense	1	—	7	45
Legal fees	28	43	74	37
Registration and filing fees	46	49	138	103
Shareholder reports	—	9	181	212
Trustees' fees and expenses	45	45	45	45
Miscellaneous	—	2	22	67
Total expenses	580	266	3,337	8,528

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Expenses reimbursed by administrator (Note B)	(103)	(10)	(463)	(111)
Investment management fees waived (Note A)	(19)	(20)	(1)	(2)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)	(1)	—	—
Total net expenses	3,739	20,756	438	978
Net investment income (loss)	$(736)	$16,726	$1,595	$617
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(67,393)	(573,688)	(21,990)	(30,862)
Sales of investment securities of affiliated issuers	526	1,909	173	(84)
Foreign currency	(1)	(675)	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(28,480)	(472,844)	12,292	(4,490)
Affiliated investment securities	—	—	—	—
Foreign currency	1	55	—	—
Options written	—	—	—	—
Net gain (loss) on investments	(95,347)	(1,045,243)	(9,525)	(35,436)
Net increase (decrease) in net assets resulting from operations	$(96,083)	$(1,028,517)	$(7,930)	$(34,819)

See Notes to Financial Statements

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Expenses reimbursed by administrator (Note B)	(258)	(204)	(477)	(20)
Investment management fees waived (Note A)	(6)	—	(5)	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	(3)
Total net expenses	316	62	2,855	8,505
Net investment income (loss)	$118	$(35)	$(1,970)	$4,034
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,082)	(1,618)	(90,281)	(148,654)
Sales of investment securities of affiliated issuers	—	—	(349)	(182)
Foreign currency	—	—	—	(191)
Net increase from payments by affiliates (Note B)	—	—	—	—
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,057	(137)	10,318	(126,684)
Affiliated investment securities	—	—	—	—
Foreign currency	—	—	—	31
Options written	—	—	—	—
Net gain (loss) on investments	2,975	(1,755)	(80,312)	(275,680)
Net increase (decrease) in net assets resulting from operations	$3,093	$(1,790)	$(82,282)	$(271,646)

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND
	Year Ended August 31,	Period from May 1, 2008 (Commencement of Operations) to August 31,	Period from October 8, 2008 (Commencement of Operations) to August 31,	Year Ended August 31,	Year Ended August 31,
	2009	2008	2009	2009	2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$18	$20	$48	$1,039	$228
Net realized gain (loss) on investments	(1,753)	(276)	36	(4,817)	206
Net increase from payments by affiliates	—	—	1	—	—
Change in net unrealized appreciation (depreciation) of investments	631	(222)	1,368	2,047	136
Net increase (decrease) in net assets resulting from operations	(1,104)	(478)	1,453	(1,731)	570
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	(110)
Advisor Class	—	—	—	—	—
Institutional Class	(51)	—	(73)	(83)	(30)
Class A	(44)	—	(3)	(593)	(34)
Class C	(3)	—	(2)	(33)	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	(122)
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	(8)	—
Class A	—	—	—	(195)	—
Class C	—	—	—	(11)	—
Tax Return of Capital:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Total distributions to shareholders	(98)	—	(78)	(923)	(296)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	2,300	2,803	17,793	—
Class A	766	2,062	1,839	34,665	23,659
Class C	131	103	230	3,843	1,362
Class R3	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	232
Advisor Class	—	—	—	—	—
Institutional Class	51	—	73	67	30
Class A	39	—	3	645	34
Class C	3	—	2	19	—

See Notes to Financial Statements

	FOCUS FUND		GENESIS FUND
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,844	$5,189	$966	$(21,135)
Net realized gain (loss) on investments	(140,203)	89,847	(832,740)	656,988
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(59,381)	(161,335)	(2,423,686)	518,219
Net increase (decrease) in net assets resulting from operations	(194,740)	(66,299)	(3,255,460)	1,154,072
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,182)	(4,520)	—	(8,679)
Trust Class	(216)	(251)	—	(6,795)
Advisor Class	(101)	(93)	—	(1,175)
Institutional Class	—	—	—	(16,557)
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	(67,093)	(170,665)	(80,456)	(311,099)
Trust Class	(3,422)	(12,027)	(173,777)	(714,962)
Advisor Class	(1,281)	(3,835)	(19,689)	(85,542)
Institutional Class	—	—	(168,141)	(580,084)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	(4)	—
Trust Class	—	—	(6)	—
Advisor Class	—	—	(1)	—
Institutional Class	—	—	(6)	—
Total distributions to shareholders	(76,295)	(191,391)	(442,080)	(1,724,893)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,825	11,833	329,375	326,391
Trust Class	6,788	7,677	732,619	1,117,558
Advisor Class	1,361	2,397	127,612	168,479
Institutional Class	—	—	707,914	1,544,706
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	62,415	151,938	77,477	308,158
Trust Class	3,550	12,094	161,758	700,429
Advisor Class	1,369	3,890	19,082	84,454
Institutional Class	—	—	167,662	593,818
Class A	—	—	—	—
Class C	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND
	Year Ended August 31,	Period from May 1, 2008 (Commencement of Operations) to August 31,	Period from October 8, 2008 (Commencement of Operations) to August 31,	Year Ended August 31,	Year Ended August 31,
	2009	2008	2009	2009	2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	(5,654)
Institutional Class	—	—	—	—	5,654
Class A	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	(200)
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	(4,176)	—
Class A	(740)	—	(158)	(13,462)	(187)
Class C	(6)	—	(62)	(978)	(179)
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Net increase (decrease) from Fund share transactions	244	4,465	4,730	38,416	24,751
Net Increase (Decrease) in Net Assets	(958)	3,987	6,105	35,762	25,025
Net Assets:
Beginning of year	3,987	—	—	30,410	5,385
End of year	$3,029	$3,987	$6,105	$66,172	$30,410
Undistributed net investment income (loss) at end of year	$—	$18	$—	$365	$58
Distributions in excess of net investment income at end of year	$(62)	$—	$(45)	$—	$—

See Notes to Financial Statements

	FOCUS FUND		GENESIS FUND
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2009	2008	2009	2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	205,864
Advisor Class	—	—	—	11,848
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A
Payments for shares redeemed:
Investor Class	(73,700)	(150,638)	(475,531)	(389,364)
Trust Class	(13,371)	(34,425)	(1,020,015)	(1,749,307)
Advisor Class	(4,156)	(7,419)	(167,155)	(182,141)
Institutional Class	—	—	(976,050)	(442,834)
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(7,919)	(2,653)	(315,252)	2,298,059
Net Increase (Decrease) in Net Assets	(278,954)	(260,343)	(4,012,792)	1,727,238
Net Assets:
Beginning of year	853,849	1,114,192	12,564,654	10,837,416
End of year	$574,895	$853,849	$8,551,862	$12,564,654
Undistributed net investment income (loss) at end of year	$4,523	$4,780	$(3)	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$(36,478)

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$5,913	$8,526	$5,582	$19,675	$4,564	$11,671
Net realized gain (loss) on investments	(126,046)	144,289	(232,506)	18,355	(148,440)	(23,075)
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(197,808)	(234,042)	31,789	(234,868)	29,357	(78,980)
Net increase (decrease) in net assets resulting from operations	(317,941)	(81,227)	(195,135)	(196,838)	(114,519)	(90,384)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(3,980)	(9,563)	(6,506)	(19,410)	—	—
Trust Class	(295)	(768)	(5,862)	(19,811)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	(9,897)	(19,663)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(94,513)	(161,566)	—	(80,957)	—	—
Trust Class	(7,812)	(13,458)	—	(94,488)	—	—
Advisor Class	(62)	(113)	—	—	—	—
Institutional Class	—	—	—	—	—	(76,882)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions to shareholders	(106,662)	(185,468)	(12,368)	(214,666)	(9,897)	(96,545)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	42,010	72,374	19,420	41,919	—	—
Trust Class	12,413	16,804	30,446	87,306	—	—
Advisor Class	204	279	—	—	—	—
Institutional Class	50	—	—	—	49,948	20,706
Class A	487	—	—	—	—	—
Class C	50	—	—	—	—	—
Class R3	50	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	92,722	160,182	5,498	87,842	—	—
Trust Class	8,083	14,004	5,247	105,180	—	—
Advisor Class	56	102	—	—	—	—
Institutional Class	—	—	—	—	9,873	93,575
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—

See Notes to Financial Statements

	INTERNATIONAL LARGE CAP FUND		LARGE CAP DISCIPLINED GROWTH FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,816	$4,683	$142	$(0)
Net realized gain (loss) on investments	(62,155)	(8,218)	(3,314)	905
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	21,566	(21,882)	12,067	(1,097)
Net increase (decrease) in net assets resulting from operations	(38,773)	(25,417)	8,895	(192)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(848)	(907)	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,903)	(2,068)	—	—
Class A	(52)	—	—	—
Class C	(3)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	(1,984)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	(3,862)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(3,806)	(8,821)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	4,737	4,231
Trust Class	11,048	25,593	—	—
Advisor Class	—	—	—	—
Institutional Class	3,498	102,215	20,375	—
Class A	2,160	2,460	29,464	—
Class C	278	120	7,677	—
Class R3	50	—	50	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	823	2,674	—	—
Advisor Class	—	—	—	—
Institutional Class	2,264	5,429	—	—
Class A	48	—	—	—
Class C	2	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(120,403)	(175,230)	(121,991)	(221,511)	—	—
Trust Class	(20,513)	(29,358)	(143,841)	(381,348)	—	—
Advisor Class	(307)	(509)	—	—	—	—
Institutional Class	—	—	—	—	(123,109)	(90,131)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	34	42	—	—
Trust Class	—	—	37	48	—	—
Institutional Class	—	—	—	—	3	—
Net increase (decrease) from Fund share transactions	14,902	58,648	(205,150)	(280,522)	(63,285)	24,150
Net Increase (Decrease) in Net Assets	(409,701)	(208,047)	(412,653)	(692,026)	(187,701)	(162,779)
Net Assets:
Beginning of year	1,357,419	1,565,466	822,911	1,514,937	411,495	574,274
End of year	$947,718	$1,357,419	$410,258	$822,911	$223,794	$411,495
Undistributed net investment income (loss) at end of year	$5,195	$5,086	$—	$5,616	$—	$5,069
Distributions in excess of net investment income at end of year	$—	$—	$(464)	$—	$(293)	$—

See Notes to Financial Statements

	INTERNATIONAL LARGE CAP FUND		LARGE CAP DISCIPLINED GROWTH FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	3,227	—
Class A	—	—	31,234	—
Class C	—	—	16,456	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	213	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	(213)	—
Payments for shares redeemed:
Investor Class	—	—	(3,387)	(2,136)
Trust Class	(21,671)	(20,604)	—	—
Advisor Class	—	—	—	—
Institutional Class	(22,926)	(80,631)	(2,026)	—
Class A	(125)	(24)	(2,964)	—
Class C	—	—	(1,014)	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	1	—	—
Institutional Class	1	2	—	—
Net increase (decrease) from Fund share transactions	(24,550)	37,235	103,829	2,095
Net Increase (Decrease) in Net Assets	(67,129)	2,997	112,724	1,903
Net Assets:
Beginning of year	168,242	165,245	11,876	9,973
End of year	$101,113	$168,242	$124,600	$11,876
Undistributed net investment income (loss) at end of year	$226	$2,589	$120	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND		PARTNERS FUND		REAL ESTATE FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(736)	$(2,291)	$16,726	$13,749	$1,595	$1,133
Net realized gain (loss) on investments	(66,868)	29,669	(572,454)	34,281	(21,817)	(10,401)
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(28,479)	(75,581)	(472,789)	(325,745)	12,292	5,445
Net increase (decrease) in net assets resulting from operations	(96,083)	(48,203)	(1,028,517)	(277,715)	(7,930)	(3,823)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(5,768)	(8,169)	—	—
Trust Class	—	—	(2,401)	(3,427)	(1,544)	(904)
Advisor Class	—	—	(1,463)	(1,299)	—	—
Institutional Class	—	—	(748)	(697)	(29)	(1)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(17,026)	(83,956)	—	—
Trust Class	—	—	(7,858)	(40,592)	—	(10,592)
Advisor Class	—	—	(4,741)	(21,932)	—	—
Institutional Class	—	—	(1,593)	(5,002)	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	(466)	(755)
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	(11)	(0)
Total distributions to shareholders	—	—	(41,598)	(165,074)	(2,050)	(12,252)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	17,412	52,198	124,679	441,209	—	—
Trust Class	14,486	6,833	105,676	316,286	43,725	28,095
Advisor Class	5,117	2,615	114,148	147,161	—	—
Institutional Class	116,820	43,188	96,082	61,308	2,486	1,665
Class A	116	—	—	—	—	—
Class C	51	—	—	—	—	—
Class R3	50	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	21,824	89,010	—	—
Trust Class	—	—	9,724	40,444	1,942	11,214
Advisor Class	—	—	5,823	21,877	—	—
Institutional Class	—	—	2,341	5,699	3	1
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—

See Notes to Financial Statements

	REGENCY FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$617	$523	$118	$27
Net realized gain (loss) on investments	(30,946)	4,528	(1,082)	(282)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(4,490)	(18,066)	4,057	(122)
Net increase (decrease) in net assets resulting from operations	(34,819)	(13,015)	3,093	(377)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(6)	(606)	—	—
Trust Class	(5)	(358)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(1)	—
Class A	—	—	(48)	—
Class C	—	—	(7)	—
Net realized gain on investments:
Investor Class	(2,509)	(7,952)	—	—
Trust Class	(1,917)	(5,303)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(4,437)	(14,219)	(56)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,424	21,941	—	—
Trust Class	15,090	19,507	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	6,127	2,501
Class A	—	—	41,400	5,107
Class C	—	—	6,414	810
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	2,406	8,203	—	—
Trust Class	1,628	5,321	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	1	—
Class A	—	—	25	—
Class C	—	—	7	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND		PARTNERS FUND		REAL ESTATE FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(43,190)	(58,010)	(406,927)	(357,051)	—	—
Trust Class	(8,369)	(7,188)	(221,949)	(409,795)	(25,838)	(80,552)
Advisor Class	(1,295)	(564)	(149,975)	(146,593)	—	—
Institutional Class	(16,789)	(7,490)	(54,780)	(14,120)	(759)	—
Class A	(2)	—	—	—	—	—
Class C	—	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	29	18
Institutional Class	—	—	—	—	1	—
Net increase (decrease) from Fund share transactions	84,407	31,582	(353,334)	195,435	21,589	(39,559)
Net Increase (Decrease) in Net Assets	(11,676)	(16,621)	(1,423,449)	(247,354)	11,609	(55,634)
Net Assets:
Beginning of year	462,665	479,286	3,924,266	4,171,620	54,777	110,411
End of year	$450,989	$462,665	$2,500,817	$3,924,266	$66,386	$54,777
Undistributed net investment income (loss) at end of year	$(1)	$—	$16,033	$11,319	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

	REGENCY FUND		SELECT EQUITIES FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(23,262)	(35,031)	—	—
Trust Class	(27,286)	(16,258)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(2,039)	—
Class A	—	—	(10,454)	(56)
Class C	—	—	(236)	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(22,000)	3,683	41,245	8,362
Net Increase (Decrease) in Net Assets	(61,256)	(23,551)	44,282	7,985
Net Assets:
Beginning of year	131,900	155,451	7,985	—
End of year	$70,644	$131,900	$52,267	$7,985
Undistributed net investment income (loss) at end of year	$593	$—	$90	$28
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL AND MID CAP GROWTH FUND		SMALL CAP GROWTH FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(35)	$(57)	$(1,970)	$(1,647)
Net realized gain (loss) on investments	(1,618)	(431)	(90,630)	(26,919)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(137)	(475)	10,318	11,643
Net increase (decrease) in net assets resulting from operations	(1,790)	(963)	(82,282)	(16,923)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	(626)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	(19)	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(19)	(626)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	82,569	248,900
Trust Class	800	1,591	27,772	44,971
Advisor Class	—	—	7,571	14,811
Institutional Class	—	—	5,217	4,217
Class A	—	—	79	—
Class C	—	—	63	—
Class R3	—	—	50	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	19	621	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—

See Notes to Financial Statements

	SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,034	$6,242
Net realized gain (loss) on investments	(149,027)	19,436
Net increase from payments by affiliates	—	—
Change in net unrealized appreciation (depreciation) of investments	(126,653)	(109,089)
Net increase (decrease) in net assets resulting from operations	(271,646)	(83,411)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(2,456)	(3,919)
Trust Class	(1,472)	(1,946)
Advisor Class	—	—
Institutional Class	(334)	(67)
Class A	—	—
Class C	—	—
Net realized gain on investments:
Investor Class	(8,128)	(25,723)
Trust Class	(3,896)	(11,806)
Advisor Class	—	—
Institutional Class	(850)	(428)
Class A	—	—
Class C	—	—
Tax Return of Capital:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	(17,136)	(43,889)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	123,093	248,757
Trust Class	82,486	118,138
Advisor Class	—	—
Institutional Class	31,056	91,009
Class A	1,109	—
Class C	92	—
Class R3	50	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	9,888	27,680
Trust Class	5,197	13,197
Advisor Class	—	—
Institutional Class	1,184	495
Class A	—	—
Class C	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL AND MID CAP GROWTH FUND		SMALL CAP GROWTH FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(112,924)	(53,266)
Trust Class	(661)	(1,426)	(22,460)	(9,264)
Advisor Class	—	—	(5,917)	(4,228)
Institutional Class	—	—	(1,114)	—
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	158	786	(19,094)	246,141
Net Increase (Decrease) in Net Assets	(1,651)	(803)	(101,376)	229,218
Net Assets:
Beginning of year	7,733	8,536	300,086	70,868
End of year	$6,082	$7,733	$198,710	$300,086
Undistributed net investment income (loss) at end of year	$(29)	$(31)	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

See Notes to Financial Statements

	SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008
Proceeds from shares issued in connection with mergers (Note H)
Investor Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—
Trust Class	—	—
Institutional Class	—	—
Class A	—	—
Payments for shares redeemed:
Investor Class	(149,312)	(176,994)
Trust Class	(59,029)	(85,846)
Advisor Class	—	—
Institutional Class	(10,100)	(13,479)
Class A	(63)	—
Class C	—	—
Redemption fees retained:
Investor Class	—	—
Trust Class	—	—
Institutional Class	—	—
Net increase (decrease) from Fund share transactions	35,651	222,957
Net Increase (Decrease) in Net Assets	(253,131)	95,657
Net Assets:
Beginning of year	1,237,308	1,141,651
End of year	$984,177	$1,237,308
Undistributed net investment income (loss) at end of year	$3,543	$5,011
Distributions in excess of net investment income at end of year	$—	$—

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Climate Change Fund ("Climate Change"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth") (formerly, Neuberger Berman Century Fund), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small and Mid Cap Growth Fund ("Small and Mid Cap Growth"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are separate operating series of the Trust, each of which (except Focus, Large Cap Disciplined Growth, Real Estate, and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, twelve offer Trust Class shares, six offer Advisor Class shares, fourteen offer Institutional Class shares, ten offer Class A shares, ten offer Class C shares, and six offer Class R3 shares. Emerging Markets Equity had no operations until October 8, 2008 other than matters relating to its organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of

Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2009 were $45,160 $110,868, $1,695,273, $171,210, $14,139, $4,311, $1,294,337, $7,057, $162,740 and $375,332 for Focus, Genesis, Guardian, International, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Emerging Markets Equity, to continue to, and the intention of Emerging Markets Equity to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006-2008. As of August 31, 2009, the Funds did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on August 31, 2009, permanent differences resulting primarily from different book and tax accounting for net operating losses, convertible preferred stock income adjustments, equalization, premium amortization adjustments, partnership income adjustments, depletion income adjustments, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable dividend adjustments, passive foreign investment companies gains and losses, return of capital distributions and characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2009	2008		2009	2008		2009	2008		2009	2008
Climate Change	$98,215	$—	(2)	$—	$—	(2)	$—	$—	(2)	$98,215	$—	(2)
Emerging Markets Equity(3)	77,563	—		—	—		—	—		77,563	—
Equity Income	723,146	276,696		199,719	19,877		—	—		922,865	296,573
Focus	4,498,471	7,176,327		71,795,704	184,214,412		—	—		76,294,175	191,390,739
Genesis	—	—		442,063,981	1,724,892,718		16,648	—		442,080,629	1,724,892,718
Guardian	9,781,084	15,840,323		96,880,945	169,628,176		—	—		106,662,029	185,468,499
International	12,367,880	75,652,027		—	139,013,741		—	—		12,367,880	214,665,768
International Institutional	9,896,743	41,813,215		—	54,732,059		—	—		9,896,743	96,545,274
International Large Cap	3,805,457	6,810,627		—	2,010,927		—	—		3,805,457	8,821,554

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2009	2008		2009	2008		2009	2008		2009	2008
Large Cap Disciplined Growth	$—	$—		$—	$—		$—	$—		$—	$—
Mid Cap Growth	—	—		—	—		—	—		—	—
Partners	10,379,749	13,592,516		31,218,246	151,482,195		—	—		41,597,995	165,074,711
Real Estate	1,572,919	917,173		—	10,578,900		477,253	754,957		2,050,172	12,251,030
Regency	10,898	755,029		4,426,635	13,464,501		—	—		4,437,533	14,219,530
Select Equities	56,266	—	(1)	—	—	(1)	—	—	(1)	56,266	—	(1)
Small and Mid Cap Growth	—	407,481		—	218,139		19,074	—		19,074	625,620
Small Cap Growth	—	—		—	—		—	—		—	—
Socially Responsive	4,262,072	6,921,880		12,873,755	36,967,425		—	—		17,135,827	43,889,305

(1)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(2)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(3)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

  As of August 31, 2009, the components of distributable earnings (accumlated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Climate Change	$7,836	$—	$176,574	($1,793,583)	($1,609,173)
Emerging Markets Equity	95,872	—	1,346,456	—	1,442,328
Equity Income	581,294	—	2,092,370	(4,793,089)	(2,119,425)
Focus	4,523,162	—	34,273,159	(133,269,669)	(94,473,348)
Genesis	—	—	1,770,793,796	(820,981,122)	949,812,674
Guardian	5,195,284	—	(3,924,592)	(125,408,333)	(124,137,641)
International	202,171	—	15,531,549	(245,460,885)	(229,727,165)
International Institutional	77,245	—	(137,247)	(177,181,994)	(177,241,996)
International Large Cap	326,866	—	3,331,581	(70,032,617)	(66,374,170)
Large Cap Disciplined Growth(1)	141,417	—	10,360,357	(7,775,053)	2,726,721
Mid Cap Growth	—	—	55,740,658	(323,506,043)	(267,765,385)
Partners	16,033,417	—	123,204,416	(567,998,849)	(428,761,016)
Real Estate	—	—	6,266,471	(25,625,403)	(19,358,932)
Regency	592,855	—	(1,214,564)	(30,106,616)	(30,728,325)
Select Equities	103,643	—	3,756,688	(1,184,680)	2,675,651
Small and Mid Cap Growth	—	—	485,842	(2,337,410)	(1,851,568)
Small Cap Growth	—	—	30,232,592	(216,630,940)	(186,398,348)
Socially Responsive	3,542,439	—	(59,282,382)	(148,475,052)	(204,214,995)

  The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership basis adjustments, capital loss carryforwards, post October loss deferrals, REIT basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, non-taxable dividend adjustments, convertible preferred stock basis adjustments, securities lending FAS 140 adjustment and depletion basis adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring In
	2010	2011	2012	2013	2014	2015	2016	2017
Climate Change	$—	$—	$—	$—	$—	$—	$206,442	$488,619
Equity Income(2)	—	—	—	—	—	—	—	1,390,528
Focus	—	—	—	—	—	—	—	35,105,393
Genesis	—	—	—	—	—	—	—	56,608,624
Guardian	—	—	—	—	—	—	—	58,796,523
International	—	—	—	—	—	—	—	109,492,631
International Institutional	—	—	—	—	—	—	—	93,661,292
International Large Cap	—	—	—	—	—	—	—	32,589,988
Large Cap Disciplined Growth(1)	—	1,676,598	—	—	—	317,954	1,325,771	3,672,386
Mid Cap Growth	155,307,949	102,695,626	—	—	—	—	—	21,093,068
Partners	—	—	—	—	—	—	—	81,556,791
Real Estate	—	—	—	—	—	—	1,844,454	9,262,430
Regency	—	—	—	—	—	—	—	3,350,748
Select Equities(2)	—	—	—	—	—	—	274,349	536,920
Small and Mid Cap Growth	—	—	—	—	—	—	—	1,362,603
Small Cap Growth(2)	70,414,892	33,014,006	—	—	—	—	25,763,569	32,917,417
Socially Responsive	—	—	—	—	—	—	—	65,700,906

(1)  The capital loss carryforwards shown above for Large Cap Disciplined Growth (formerly, Century) include $1,643,725 expiring in 2015 and 2016, which were acquired on April 9, 2009 in the merger with Neuberger Berman Large Cap Disciplined Growth Fund. The use of the losses expiring in 2011 to offset future gains may be limited. Large Cap Disciplined Growth lost capital loss carryforwards of $30,961,476 due to the merger.

(2)  Under current law, the use of these losses to offset future gains may be limited.

  Under current tax law, certain net capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2009, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Climate Change	$1,098,522	$—
Equity Income	3,402,561	—
Focus	98,164,276	—
Genesis	764,369,930	2,568
Guardian	66,611,810	—
International	135,968,254	—
International Institutional	83,520,702	—
International Large Cap	37,442,629	—
Large Cap Disciplined Growth	782,344	—

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Mid Cap Growth	$44,408,320	$1,080
Partners	486,442,058	—
Real Estate	14,518,519	—
Regency	26,755,868	—
Select Equities	373,411	—
Small and Mid Cap Growth	974,807	—
Small Cap Growth	54,521,056	—
Socially Responsive	82,774,146	—

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

  It is the policy of each of Equity Income and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income and Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Equity Income and Real Estate until the following calendar year. At August 31, 2009, Equity Income and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Equity Income's and Real Estate's fiscal year-end. For the year ended August 31, 2009, the character of distributions paid to shareholders for Equity Income and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Equity Income's and Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Equity Income's and Real Estate's fiscal year-end. After calendar year-end, when Equity Income and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income and Real Estate of the actual breakdown of distributions paid to Equity Income and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income and Real Estate to reflect actual results. As a result, the composition of Equity Income's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income and Real Estate shareholders on IRS Form 1099DIV.

8  Organization expenses: Costs incurred by Emerging Markets Equity in connection with its organization, which amounted to $71,992 have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10  Security lending: A third party, eSecLending, has assisted Focus, Guardian, International, International Institutional, International Large Cap, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth and

Socially Responsive in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for each of these Funds. Each Fund, except for International, International Institutional and International Large Cap, is currently guaranteed a particular level of income. These arrangements will change so that no Fund will be guaranteed a particular level of income.

  For part of the fiscal period, Neuberger Berman LLC, (formerly known as Neuberger Berman, LLC) ("Neuberger"), an affiliate of each Fund, served as exclusive lending agent for International, International Institutional and International Large Cap. Each Fund selected Neuberger through the bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  On various days during the period from September 1, 2008 to November 3, 2008, the Quality Fund's NAV was $0.99 per share, which could have affected the NAV of the Funds with securities loans outstanding on those days. For the period from November 4, 2008 to August 31, 2009, the Quality Fund's price per share was at least $1.00. The market value of each Fund's investments in the Quality Fund as of the fiscal year ended August 31, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, a Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the applicable lending program represents the guaranteed amount received from a principal, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended August 31, 2009, the approximate amount of income earned on cash collateral, which includes approximate amounts of interest income earned from the Quality Fund and guaranteed amounts; the approximate amount of fees and expenses paid on securities loaned; the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned—net"; the amount of interest income that was earned from the Quality Fund; the guaranteed amounts received from Neuberger; and the fees and expenses that were retained by Neuberger are as follows:

	Total Interest Income Earned From the Quality Fund and Guaranteed Amounts	Fees and Expenses Paid on Securities Loaned	Net Income Received Under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund	Guaranteed Amounts Received From Neuberger	Fees and Expenses Paid that were Retained by Neuberger
Focus	$1,706,387	$1,119,406	$586,981	$1,393,971	$—	$—
Guardian	606,395	444,892	161,503	534,546	—	—
International	824,945	222,398	602,547	404,741	124,517	—
International Institutional	431,392	113,671	317,721	213,385	70,717	—
International Large Cap	202,450	50,528	151,922	106,666	16,112	—
Mid Cap Growth	1,482,724	763,647	719,077	1,281,503	—	—

	Total Interest Income Earned From the Quality Fund and Guaranteed Amounts	Fees and Expenses Paid on Securities Loaned	Net Income Received Under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund	Guaranteed Amounts Received From Neuberger	Fees and Expenses Paid that were Retained by Neuberger
Partners	$6,423,186	$3,956,167	$2,467,019	$5,371,988	$—	$—
Real Estate	191,883	98,192	93,691	166,081	—	—
Regency	191,278	116,223	75,055	157,431	—	—
Small Cap Growth	781,409	486,866	294,543	656,910	—	—
Socially Responsive	271,297	140,768	130,529	201,224	—	—

11  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12  Redemption of fund shares: Each class of Emerging Markets Equity, International, International Institutional, and International Large Cap, charges a redemption fee of 2%, and Real Estate charges a redemption fee of 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the year ended August 31, 2009, Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate received $243, $70,315, $2,985, $1,360 and $29,953, respectively, in redemption fees.

13  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. Through August 10, 2009, the Funds invested in Neuberger Berman Prime Money Fund ("Prime Money") or Neuberger Berman Government Money Fund ("Government Money"), as approved by the Board. Prime Money and Government Money each sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invested in Prime Money or Government Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money or Government Money on those assets (the "Arrangement"). For the year ended August 31, 2009, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended August 31, 2009, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended August 31, 2009, management fees waived and income earned under this Arrangement on Prime Money were as follows:

(000's omitted)	Management Fees Waived	Income Earned	(000's omitted)	Management Fees Waived	Income Earned
Climate Change	$—	$2	Large Cap Disciplined Growth	$1	$4
Emerging Markets Equity(1)	—	4	Mid Cap Growth	19	221
Equity Income(2)	3	23	Partners	20	180
Focus	15	189	Real Estate	1	11
Genesis	389	4,922	Regency	2	37
Guardian	15	129	Select Equities	6	35
International	16	259	Small and Mid Cap Growth	—	4
International Institutional	9	147	Small Cap Growth	5	81
International Large Cap	5	67	Socially Responsive	—	—

(1)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(2)  All Funds invested in Prime Money during the year ended August 31, 2009. Equity Income also invested in Government Money. Equity Income had the following: approximately $0 in management fees waived and approximately $2,000 in income earned under this Arrangement on Government Money.

  On August 10, 2009, the Funds ceased investing in Prime Money or Government Money. On this date, the Funds' shares of Prime Money or Government Money were redeemed in exchange for portfolio holdings of Prime Money or Government Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

14  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15  Derivative instruments: During the period ending August 31, 2009, the Funds' use of derivatives was limited to written option transactions. The Funds adopted FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), effective December 1, 2008. The Funds have disclosed derivative transactions for the year ending August 31, 2009, although SFAS 161 only requires disclosure for the six months ending August 31, 2009.

  Options: Each Fund may write covered call options, and certain Funds may write put options.

  Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

  In general, written covered call and put options may serve as a partial hedge against decreases or increases in value in the underlying securities. For written call options, a Fund bears the risk of a decline in the price of the underlying security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. For written put options, a Fund bears the risk of an increase in the price of the underlying security during the period, although if a put option a Fund has written expires unexercised, the Fund would realize a gain in the amount of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

  Summary of written option transactions for the year ended August 31, 2009 for Equity Income were:

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2008	—	$—	5,600	$6,000
Contracts written	96,500	153,000	271,400	358,000
Contracts expired	(18,000)	(30,000)	(19,000)	(26,000)
Contracts exercised	(9,000)	(30,000)	(28,500)	(29,000)
Contracts closed	(29,500)	(46,000)	(46,500)	(85,000)
Contracts outstanding 8/31/2009	40,000	$47,000	183,000	$224,000

  The option transactions in the summary above are indicative of the volume throughout the period.

  At August 31, 2009, Equity Income had the following derivatives (not designated as hedging instruments under SFAS No.133), grouped by primary risk exposure:

Liability Derivatives

	Equity Contracts Risk	Total
Option Contracts Written:(1)	$265,000	$265,000
Total Value	$265,000	$265,000

(1)   Statements of Assets and Liabilities location: Options contracts written, at value.

  The impact of the use of derivative instruments on the Statement of Operations during the year ended August 31, 2009, was as follows:

Realized Gain (Loss)(1)

	Equity Contracts Risk	Total
Option Contracts Written	$184,000	$184,000
Total Realized Gain (Loss)	$184,000	$184,000

Change in Appreciation (Depreciation)(2)

	Equity Contracts Risk	Total
Option Contracts Written	$1,000	$1,000
Total Change in Appreciation (Depreciation)	$1,000	$1,000

(1)   Statements of Operations location: Net realized gain (loss) on options written.

(2)   Statements of Operations location: Change in net unrealized appreciation (depreciation) in value of options written.

  While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under FASB Statement of Financial Accounting Standards No. 133. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the year ended August 31, 2009 that require additional disclosures pursuant to SFAS 161.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

  Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Climate Change, Genesis and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Regency, Select Equities, Small and Mid Cap Growth, and Socially Responsive:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small and Mid Cap Growth, Small Cap Growth and Socially Responsive (and for Equity Income prior to June 9, 2008), the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class, 0.25% of such Advisor Class, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Investor Classes of International, Large Cap Disciplined Growth, Regency, and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund have agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2009, there were no reimbursements to Management under this agreement. At August 31, 2009, contingent liabilities to Management under the agreement were as follows:

				Expenses Deferred In Fiscal Period Ending August 31,
				2007	2008		2009
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2010	2011		2012
Climate Change Fund Institutional Class	0.95%		8/31/12	$—	$179,923	(6)	$120,170
Climate Change Fund Class A	1.20%		8/31/12	—	75,053	(6)	102,914
Climate Change Fund Class C	1.95%		8/31/12	—	8,633	(6)	11,617
Emerging Markets Equity Fund Institutional Class	1.25%		8/31/12	—	—		371,874	(9)
Emerging Markets Equity Fund Class A	1.50%		8/31/12	—	—		56,747	(9)
Emerging Markets Equity Fund Class C	2.25%		8/31/12	—	—		19,340	(9)
Equity Income Fund Institutional Class	0.80%		8/31/12	84,036	155,052	(8)	18,095
Equity Income Fund Class A	1.16%		8/31/12	—	108,121	(8)	307,047
Equity Income Fund Class C	1.91%		8/31/12	—	4,441	(8)	16,896
Focus Fund Trust Class	1.50%		8/31/12	—	—		—
Focus Fund Advisor Class	1.50%		8/31/19	—	—		2,550
Genesis Fund Trust Class	1.50%		8/31/12	—	—		—
Genesis Fund Advisor Class	1.50%		8/31/19	—	—		—
Genesis Fund Institutional Class	0.85%		8/31/19	—	—		510,447
Guardian Fund Trust Class	1.50%		8/31/12	—	—		—
Guardian Fund Advisor Class	1.50%		8/31/19	16,816	18,491		20,599
Guardian Fund Institutional Class	0.75%		8/13/12	—	—		603	(11)
Guardian Fund Class A	1.11%		8/31/13	—	—		633	(11)
Guardian Fund Class C	1.86%		8/31/13	—	—		603	(11)
Guardian Fund Class R3	1.36%		8/31/13	—	—		603	(11)
International Fund Investor Class	1.40%		8/31/12	—	—		—
International Fund Trust Class	2.00%		8/31/19	—	—		—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/19	1,588,898	1,304,181		892,834
International Large Cap Fund Trust Class	1.25%		8/31/12	63,756	51,118		118,494
International Large Cap Fund Institutional Class	0.90%		8/31/12	64,891	63,922		259,193
International Large Cap Fund Class A	1.30	%(2)	8/31/12	—	1,930	(3)	15,881
International Large Cap Fund Class C	2.00%		8/31/12	—	1,475	(3)	3,157
International Large Cap Fund Class R3	1.51%		8/31/13	—	—		642	(11)
Large Cap Disciplined Growth Fund Investor Class	1.11	%(12)	8/31/15	98,946	114,962		110,752

				Expenses Deferred In Fiscal Period Ending August 31,
				2007	2008		2009
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2010	2011		2012
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/13	$—	$—		$40,802	(10)
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/13	—	—		120,878	(10)
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/13	—	—		57,300	(10)
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/13	—	—		679	(11)
Mid Cap Growth Fund Trust Class	1.50%		8/31/12	—	—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/19	18,886	21,479		12,953
Mid Cap Growth Fund Institutional Class	0.75%		8/31/12	18,664	5,692		87,923
Mid Cap Growth Fund Class A	1.11%		8/31/13	—	—		625	(11)
Mid Cap Growth Fund Class C	1.86%		8/31/13	—	—		613	(11)
Mid Cap Growth Fund Class R3	1.36%		8/31/13	—	—		613	(11)
Partners Fund Trust Class	1.50%		8/31/12	—	—		—
Partners Fund Advisor Class	1.50%		8/31/19	—	—		—
Partners Fund Institutional Class	0.70%		8/31/12	—	—		10,118
Real Estate Fund Trust Class	1.50	%(2)	8/31/19	126,728	202,213		221,579
Real Estate Fund Institutional Class	0.85%		8/31/19	—	1,565	(7)	21,094
Regency Fund Investor Class	1.50%		8/31/19	—	—		—
Regency Fund Trust Class	1.25%		8/31/19	45,898	64,085		110,510
Select Equities Fund Institutional Class	0.75%		8/31/12	—	204,528	(3)	37,421
Select Equities Fund Class A	1.20%		8/31/12	—	36,737	(3)	191,995
Select Equities Fund Class C	1.95%		8/31/12	—	10,276	(3)	28,856
Small and Mid Cap Growth Fund Trust Class	1.10%		8/31/12	167,603	156,067		203,996
Small Cap Growth Fund Investor Class	1.30%		8/31/19	242,097	167,399		307,973
Small Cap Growth Fund Trust Class	1.40%		8/31/19	34,251	61,978		89,143
Small Cap Growth Fund Advisor Class	1.60%		8/31/19	28,271	36,185		39,339
Small Cap Growth Fund Institutional Class	0.90%		8/31/12	—	3,615	(5)	38,496
Small Cap Growth Fund Class A	1.26%		8/31/13	—	—		702	(11)
Small Cap Growth Fund Class C	2.01%		8/31/13	—	—		685	(11)
Small Cap Growth Fund Class R3	1.51%		8/31/13	—	—		678	(11)
Socially Responsive Fund Trust Class	1.50%		8/31/12	—	—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/12	—	8,868	(4)	18,282
Socially Responsive Fund Class A	1.11%		8/31/13	—	—		628	(11)
Socially Responsive Fund Class C	1.86%		8/31/13	—	—		603	(11)
Socially Responsive Fund Class R3	1.36%		8/31/13	—	—		601	(11)

(1)   Expense limitation per annum of the respective class' average daily net assets.

(2)   In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional, Class A of International Large Cap and the Trust Class of Real Estate, so that their Operating Expenses are limited to 0.80%, 1.24% and 0.99%, respectively, per annum of their average daily net assets. For the year ended August 31, 2009, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap and the Trust Class of Real Estate amounted to $113,489, $461 and $220,118, respectively. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap and Real Estate, is in addition to the contractual undertaking as stated above.

(3)   Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)   Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(5)   Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(6)   Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(7)   Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(8)   Period from June 9, 2008 (Commencement of Operations) to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(9)   Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(10)   Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(11)   Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(12)   Expense limitation was 1.50% until April 13, 2009.

  During the reporting period, the predecessor of Management, the investment manager of the Funds, and Neuberger, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

  These events have not had a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

  Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

  Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

  For the year ended August 31, 2009, Emerging Markets Equity and Socially Responsive each recorded capital contributions from Management in the amounts of $1,418 and $422, respectively. These amounts were paid in connection with losses outside each Fund's direct control incurred in the execution of a trade. Management does not normally make payments for losses incurred from a trade error.

  For the year ended August 31, 2009, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter Net Commissions	CDSC	Broker-Dealer Net Commissions	CDSC
Climate Change Fund Class A	$115	$—	$—	$—
Climate Change Fund Class C	—	1	—	—
Emerging Markets Equity Fund Class A	337	—	—	—
Emerging Markets Equity Fund Class C	—	500	—	—
Equity Income Fund Class A	15,069	—	—	—
Equity Income Fund Class C	—	7,647	—	—
Guardian Fund Class A	—	—	—	—
Guardian Fund Class C	—	—	—	—
International Large Cap Fund Class A	126	—	—	—
International Large Cap Fund Class C	—	—	—	—
Large Cap Disciplined Growth Fund Class A	3,668	—	—	—
Large Cap Disciplined Growth Fund Class C	—	830	—	—
Mid Cap Growth Fund Class A	—	—	—	—
Mid Cap Growth Fund Class C	—	—	—	—
Select Equities Fund Class A	10,853	—	—	—
Select Equities Fund Class C	—	1,735	—	—
Small Cap Growth Fund Class A	—	—	—	—
Small Cap Growth Fund Class C	—	—	—	—
Socially Responsive Fund Class A	—	—	—	—
Socially Responsive Fund Class C	—	—	—	—

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2009, the impact of this arrangement was a reduction of expenses of $1, $0, $268, $355, $546, $156, $1,043, $53, $62, $2, $1,310, $564, $14, $130, $4, $3, $366, and $3,076 for Climate Change, Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Real Estate, Regency, Select Equities, Small and Mid Cap Growth, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

  During the year ended August 31, 2009, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Climate Change	$10,423	$9,917	Large Cap Disciplined Growth	$106,020	$54,631
Emerging Markets Equity(1)	7,186	2,794	Mid Cap Growth	327,216	238,679
Equity Income	53,545	17,570	Partners	776,881	1,161,100
Focus	476,906	554,916	Real Estate	101,616	80,858
Genesis	927,243	1,246,003	Regency	37,759	57,838
Guardian	268,970	360,625	Select Equities	51,034	16,785
International	323,486	499,624	Small and Mid Cap Growth	9,588	9,086
International Institutional	218,532	276,805	Small Cap Growth	630,139	632,204
International Large Cap	83,668	108,733	Socially Responsive	329,573	310,330

(1)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

  During the year ended August 31, 2009, there were brokerage commissions on securities transactions paid to affiliated brokers as follows:

(000's omitted)	Neuberger	Lehman Brothers Inc.	(000's omitted)	Neuberger	Lehman Brothers Inc.
Climate Change	$—	$—	Large Cap Disciplined Growth	$—	$—
Emerging Markets Equity(1)	—	—	Mid Cap Growth	—	1
Equity Income	—	—	Partners	—	10
Focus	1	7	Real Estate	—	1
Genesis	—	—	Regency	—	—
Guardian	—	3	Select Equities	1	—
International	—	—	Small and Mid Cap Growth	—	—
International Institutional	—	—	Small Cap Growth	—	8
International Large Cap	—	—	Socially Responsive	—	4

(1)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

Note D—Fund Share Transactions:

  Share activity for the years ended August 31, 2009 and August 31, 2008 was as follows:

	For the Year Ended August 31, 2009				For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Climate Change:
Institutional Class	—	10	—	10	230	—	—	230	(4)
Class A	139	8	(141)	6	206	—	—	206	(4)
Class C	20	1	(1)	20	10	—	—	10	(4)

	For the Year Ended August 31, 2009				For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions		Shares Redeemed	Total
Emerging Markets Equity:(7)
Institutional Class	280	8	—	288	—	—		—	—
Class A	141	—	(11)	130	—	—		—	—
Class C	21	—	(5)	16	—	—		—	—
Equity Income:
Trust Class	—	—	—	—	—	(494	)(10)	(18)	(512)
Institutional Class	2,171	8	(537)	1,642	—	519	(10)	—	519 (6)
Class A	4,424	82	(1,777)	2,729	2,221	3		(18)	2,206 (6)
Class C	488	2	(112)	378	129	—		(17)	112 (6)
Focus:
Investor Class	516	4,798	(4,831)	483	439	5,733		(5,122)	1,050
Trust Class	516	372	(1,213)	(325)	384	621		(1,727)	(722)
Advisor Class	179	207	(491)	(105)	170	287		(520)	(63)
Genesis:
Investor Class	14,600	3,788	(19,983)	(1,595)	9,275	17,039	(11)	(11,202)	15,112
Trust Class	22,236	5,511	(30,734)	(2,987)	22,066	14,796		(34,022)	2,840
Advisor Class	6,679	1,116	(8,651)	(856)	5,731	3,516	(11)	(6,257)	2,990
Institutional Class	21,974	5,954	(29,770)	(1,842)	31,370	13,106		(9,245)	35,231
Guardian
Investor Class	4,085	10,268	(11,403)	2,950	3,834	9,112		(9,864)	3,082
Trust Class	1,529	1,140	(2,509)	160	1,206	1,013		(2,103)	116
Advisor Class	22	7	(32)	(3)	17	7		(31)	(7)
Institutional Class(9)	5	—	—	5	—	—		—	—
Class A(9)	58	—	—	58	—	—		—	—
Class C(9)	5	—	—	5	—	—		—	—
Class R3(9)	5	—	—	5	—	—		—	—
International:
Investor Class	1,634	516	(9,747)	(7,597)	1,973	4,364		(10,260)	(3,923)
Trust Class	2,448	445	(10,990)	(8,097)	3,875	4,740		(16,371)	(7,756)
International Institutional:
Institutional Class	6,536	1,685	(20,306)	(12,085)	1,740	8,347		(8,022)	2,065
International Large Cap:
Trust Class	1,543	131	(3,123)	(1,449)	2,267	237		(1,896)	608
Institutional Class	478	361	(3,577)	(2,738)	8,624	481		(6,995)	2,110
Class A	306	8	(20)	294	219	—		(2)	217 (1)
Class C	39	—	—	39	11	—		—	11 (1)
Class R3(9)	7	—	—	7	—	—		—	—

	For the Year Ended August 31, 2009					For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Large Cap Disciplined Growth:
Investor Class	884	40	(12)	(592)	332	545	—	(276)	269
Institutional Class(8)	3,604	606	(13)	(351)	3,859	—	—	—	—
Class A(8)	5,234	5,829	(12)(13)	(521)	10,542	—	—	—	—
Class C(8)	1,377	3,092	(13)	(176)	4,293	—	—	—	—
Class R3(9)	9	—		—	9	—	—	—	—
Mid Cap Growth:
Investor Class	2,627	—		(6,426)	(3,799)	5,035	—	(5,776)	(741)
Trust Class	1,431	—		(791)	640	434	—	(461)	(27)
Advisor Class	493	—		(117)	376	163	—	(36)	127
Institutional Class	16,738	—		(2,515)	14,223	4,345	—	(727)	3,618
Class A(9)	11	—		—	11	—	—	—	—
Class C(9)	5	—		—	5	—	—	—	—
Class R3(9)	5	—		—	5	—	—	—	—
Partners:
Investor Class	7,189	1,509		(22,895)	(14,197)	13,919	2,820	(11,492)	5,247
Trust Class	7,840	873		(16,496)	(7,783)	13,231	1,662	(17,105)	(2,212)
Advisor Class	9,828	604		(13,107)	(2,675)	7,028	1,037	(6,982)	1,083
Institutional Class	4,445	161		(2,989)	1,617	1,911	180	(443)	1,648
Real Estate:
Trust Class	6,708	317		(3,859)	3,166	2,421	1,053	(6,263)	(2,789)
Institutional Class	382	1		(115)	268	163	—	—	163 (5)
Regency:
Investor Class	1,039	313		(2,662)	(1,310)	1,380	499	(1,969)	(90)
Trust Class	1,927	243		(3,425)	(1,255)	1,352	371	(1,107)	616
Select Equities:
Institutional Class	828	—		(271)	557	251	—	—	251 (1)
Class A	5,673	4		(1,448)	4,229	540	—	(6)	534 (1)
Class C	883	1		(33)	851	85	—	—	85 (1)
Small and Mid Cap Growth:
Trust Class	107	3		(90)	20	127	54	(125)	56

	For the Year Ended August 31, 2009				For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Small Cap Growth:
Investor Class	6,629	—	(9,065)	(2,436)	13,216	—	(2,858)	10,358
Trust Class	1,985	—	(1,695)	290	2,193	—	(450)	1,743
Advisor Class	842	—	(658)	184	1,043	—	(311)	732
Institutional Class	420	—	(93)	327	239	—	—	239	(3)
Class A(9)	6	—	—	6	—	—	—	—
Class C(9)	7	—	—	7	—	—	—	—
Class R3(9)	6	—	—	6	—	—	—	—
Socially Responsive:
Investor Class	7,280	655	(8,878)	(943)	9,640	1,057	(6,795)	3,902
Trust Class	7,075	500	(5,031)	2,544	6,599	730	(4,846)	2,483
Institutional Class	1,742	78	(609)	1,211	3,448	19	(538)	2,929	(2)
Class A(9)	90	—	(5)	85	—	—	—	—
Class C(9)	7	—	—	7	—	—	—	—
Class R3(9)	4	—	—	4	—	—	—	—

(1)   Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(2)   Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(3)   Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(4)   Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(5)   Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(6)   Period from June 9, 2008 (Commencement of Operations) to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class.

(7)   Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(8)   Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(9)   Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(10)   Approximately 516,000 Institutional Class shares were issued in connection with conversion of approximately 516,000 Trust Class shares (see Note H).

(11)   Approximately 7,701,000 Investor Class shares and 463,000 Advisor Class shares were issued in connection with the acquisition of Fasciano Fund (see Note H).

(12)   Approximately 40,000 Investor Class shares were issued in connection with conversion of approximately 40,000 Class A shares (see Note H).

(13)   Approximately 606,000 of Institutional Class shares, 5,869,000 of Class A shares, and 3,092,000 of Class C shares were issued in connection with the acquisition of Large Cap Disciplined Growth Fund for approximately 488,000 of Acquired Fund's Institutional Class shares, 4,752,000 of Acquired Fund's Class A shares, and 2,524,000 of Acquired Fund's Class C shares (see Note H).

Note E—Lines of Credit:

  At August 31, 2009, each Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the Federal Funds Rate plus 0.50% per annum. (As of September 18, 2009, at the higher of the overnight LIBOR or Federal Funds Rate plus 1.25% per annum). A facility fee of 0.09% (as of September 18, 2009, 0.15%) per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2009. During the year ended August 31, 2009, none of the Funds utilized this line of credit.

  At August 31, 2009, International, International Institutional and International Large Cap were three of five holders of a single $100,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because two investment companies participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at August 31, 2009. During the year ended August 31, 2009, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates*:

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2009	Value August 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Climate Change
Neuberger Berman Prime Money Fund Trust Class***	292,388	3,765,557	4,057,945	—	$—	$2,331
Emerging Markets Equity
Neuberger Berman Prime Money Fund Trust Class***	—	5,657,803	5,657,803	—	$—	$3,792
Equity Income
Neuberger Berman Government Money Fund Investor Class***	—	19,092,079	19,092,079	—	$—	$2,344
Neuberger Berman Prime Money Fund Trust Class***	5,379,579	16,676,863	22,056,442	—	—	22,733
Total					$—	$25,077
Focus
Neuberger Berman Prime Money Fund Trust Class***	27,145,869	124,035,003	151,180,872	—	$—	$189,478
Neuberger Berman Securities Lending Quality Fund, LLC****	179,283,932	1,176,252,409	1,309,395,118	46,141,223	46,602,635	1,393,971
Total					$46,602,635	$1,583,449

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2009	Value August 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Genesis
Abaxis, Inc.**	1,103,500	51,000	64,200	1,090,300	$29,001,980	$—
Alberto-Culver Co.	5,868,450	218,000	344,000	5,742,450	151,543,256	1,633,151
Alliant Techsystems	1,890,262	—	143,300	1,746,962	135,005,223	—
American Medical Systems Holdings	8,642,065	—	767,300	7,874,765	120,011,419	—
AmSurg Corp.	2,050,634	—	119,900	1,930,734	39,193,900	—
AptarGroup Inc.	6,963,600	—	408,200	6,555,400	225,374,652	3,964,890
Arbitron Inc.**	1,980,467	—	679,900	1,300,567	23,826,387	605,557
Arena Resources	3,481,128	—	197,500	3,283,628	100,413,344	—
ArthroCare Corp.**	2,963,662	—	2,963,662	—	—	—
Astec Industries	2,120,622	—	171,000	1,949,622	49,383,925	—
Blackbaud, Inc.	4,581,603	50,000	262,100	4,369,503	84,156,628	1,761,061
Boston Beer Company	1,059,319	20,000	60,300	1,019,019	40,506,005	—
Brady Corp.**	3,749,200	—	2,328,911	1,420,289	42,083,163	1,692,174
Bucyrus International	4,369,600	272,100	256,000	4,385,700	130,913,145	426,433
CARBO Ceramics	2,140,500	202,400	125,700	2,217,200	95,450,460	1,437,694
Carrizo Oil & Gas	1,784,327	1,800	104,900	1,681,227	32,498,118	—
Chart Industries	2,320,828	—	131,900	2,188,928	40,845,396	—
Church & Dwight	5,671,018	—	1,620,963	4,050,055	231,379,642	1,793,296
CLARCOR Inc.	5,796,322	—	374,700	5,421,622	173,817,201	1,990,826
Compass Minerals International	3,607,800	400,800	206,600	3,802,000	202,190,360	5,011,352
Dionex Corp.	2,168,532	—	127,000	2,041,532	122,777,734	—
Drew Industries**	2,375,900	—	2,375,900	—	—	—
Exponent, Inc.	1,225,235	—	60,500	1,164,735	32,938,706	—
Flotek Industries**	1,491,600	—	1,491,600	—	—	—
Forward Air	2,271,700	35,000	263,100	2,043,600	47,166,288	589,582
Foundation Coal Holdings**	2,981,200	315,000	3,296,200	—	—	589,310
Haemonetics Corp.	2,597,300	216,000	152,700	2,660,600	140,053,984	—
Healthcare Services Group	4,022,654	—	416,500	3,606,154	63,756,803	2,604,036
Hibbett Sports	1,892,463	77,300	105,700	1,864,063	32,751,587	—
Hub Group Class A**	2,930,200	23,700	1,091,400	1,862,500	40,844,625	—
ICON PLC	3,431,000	566,600	199,200	3,798,400	82,121,408	—
Immucor Inc.**	3,513,491	—	206,000	3,307,491	59,832,512	—
Integra LifeSciences Holdings**	2,452,202	—	2,337,810	114,392	3,865,306	—
ION Geophysical**	5,510,900	—	5,510,900	—	—	—
J & J Snack Foods	1,518,416	—	247,470	1,270,946	55,540,340	550,176
K-V Pharmaceutical**	3,696,247	—	3,696,247	—	—	—

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions		Balance of Shares Held August 31, 2009		Value August 31, 2009		Income from Investments in Affiliated Issuers Included in Total Income
Landauer, Inc.	81,300	489,400		27,900		542,800		$29,875,712		$376,739
Layne Christensen	2,059,065	301,656		120,400		2,240,321		57,800,282		—
Lindsay Corp.	961,350	441,600		60,700		1,342,250		55,716,798		353,796
ManTech International	2,248,000	321,400		143,300		2,426,100		128,195,124		—
Matthews International	3,737,800	—		218,900		3,518,900		122,598,476		922,246
MICROS Systems	5,392,542	178,200		321,500		5,249,242		146,296,375		—
MWI Veterinary Supply	1,241,529	—		72,900		1,168,629		43,484,685		—
NATCO Group	2,097,228	—		122,900		1,974,328		82,132,045		—
Neuberger Berman Prime Money Fund Trust Class***	823,917,513	953,313,212		1,777,230,725		—		—		4,921,502
Nordson Corp.	2,623,230	—		217,800		2,405,430		128,882,939		1,798,460
Parallel Petroleum**	3,551,541	—		3,551,541		—		—		—
Raven Industries	1,989,876	—		116,900		1,872,976		54,129,006		3,389,348
Ritchie Bros. Auctioneers	5,736,060	—	397,900		5,338,160		133,774,290		2,003,010
Robbins & Myers	1,639,300	244,600		96,400		1,787,500		41,505,750		256,788
Rofin-Sinar Technologies	3,636,350	—		213,200		3,423,150		77,842,431		—
Ruddick Corp.	3,483,702	681,000		208,700		3,956,002		105,071,413		1,770,049
Simpson Manufacturing**	3,494,800	—		2,191,900		1,302,900		33,484,530		1,066,829
Sirona Dental Systems	2,975,226	—		169,500		2,805,726		74,183,395		—
Solera Holdings	2,424,116	2,189,589		133,700		4,480,005		118,003,332
Surmodics, Inc.	2,159,130	—		126,700		2,032,430		46,522,323		—
Tennant Co.**	1,044,800	—		1,044,800		—		—		190,567
Titan International	2,137,147	326,400		263,500		2,200,047		18,282,391		45,952
Toro Co.**	3,284,604	—		1,987,610		1,296,994		49,194,982		1,664,942
United Stationers**	2,376,728	—		1,453,353		923,375		42,189,004		—
Wabtec Corp.	2,826,100	341,400		165,400		3,002,100		112,428,645		114,574
Westamerica Bancorp	2,243,243	—		121,400		2,121,843		109,126,385		3,008,839
Wright Medical Group**	1,891,994	69,200		111,000		1,850,194		30,047,151		—
Zebra Technologies	4,115,847	—		241,600		3,874,247		96,817,433		—
Total								$4,566,828,394		$46,533,179
Guardian
Neuberger Berman Prime Money Fund Trust Class***	13,486,818	208,148,076		221,634,894		—		$—		$128,800
Neuberger Berman Securities Lending Quality Fund, LLC****	72,711,362	721,083,660		790,665,854		3,129,168		3,160,460		534,546
Total								$3,160,460		$663,346

August 31,
2009
	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of	Value August 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
International
Neuberger Berman Prime Money Fund Trust Class***	47,734,447	242,052,618	289,787,065	—	$—	$259,293
Neuberger Berman Securities Lending Quality Fund, LLC****	44,490,214	203,488,769	232,549,208	15,429,775	15,584,073	404,741
Total					$15,584,073	$664,034
International Institutional
Neuberger Berman Prime Money Fund Trust Class***	22,533,581	160,814,296	183,347,877	—	$—	$146,674
Neuberger Berman Securities Lending Quality Fund, LLC****	25,033,565	84,650,917	105,181,716	4,502,766	4,547,794	213,385
Total					$4,547,794	$360,059
International Large Cap
Neuberger Berman Prime Money Fund Trust Class***	7,184,775	56,083,703	63,268,478	—	$—	$67,217
Neuberger Berman Securities Lending Quality Fund, LLC****	9,389,597	42,190,486	49,269,918	2,310,165	2,333,267	106,666
Total					$2,333,267	$173,883
Large Cap Disciplined Growth
Neuberger Berman Prime Money Fund Trust Class***	314,130	29,674,922	29,989,052	—	$—	$3,518
Mid Cap Growth
Neuberger Berman Prime Money Fund Trust Class***	33,930,331	133,464,966	167,395,297	—	$—	$220,787
Neuberger Berman Securities Lending Quality Fund, LLC****	62,574,628	466,466,266	460,371,750	68,669,144	69,355,835	1,281,503
Total					$69,355,835	$1,502,290
Partners
Neuberger Berman Prime Money Fund Trust Class***	39,861,472	498,787,072	538,648,544	—	$—	$179,675
Neuberger Berman Securities Lending Quality Fund, LLC****	349,883,850	2,974,864,316	3,203,767,691	120,980,475	122,190,280	5,371,988
Total					$122,190,280	$5,551,663

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2009	Value August 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Real Estate
Neuberger Berman Prime Money Fund Trust Class***	1,729,191	35,479,567	37,208,758	—	$—	$11,183
Neuberger Berman Securities Lending Quality Fund, LLC****	9,693,032	137,202,409	137,750,811	9,144,630	9,236,077	166,081
Total					$9,236,077	$177,264
Regency
Neuberger Berman Prime Money Fund Trust Class***	12,548,922	25,910,080	38,459,002	—	$—	$37,426
Neuberger Berman Securities Lending Quality Fund, LLC****	10,776,449	110,226,397	117,351,013	3,651,833	3,688,351	157,431
Total					$3,688,351	$194,857
Select Equities
Neuberger Berman Prime Money Fund Trust Class***	2,295,880	44,188,345	46,484,225	—	$—	$35,495
Small and Mid Cap Growth
Neuberger Berman Prime Money Fund Trust Class***	544,508	5,157,585	5,702,093	—	$—	$4,035
Small Cap Growth
Neuberger Berman Prime Money Fund Trust Class***	24,408,951	167,917,397	192,326,348	—	$—	$80,683
Neuberger Berman Securities Lending Quality Fund, LLC****	55,736,558	333,592,794	357,658,224	31,671,128	31,987,839	656,910
Total					$31,987,839	$737,593
Socially Responsive
Neuberger Berman Securities Lending Quality Fund, LLC****	—	377,114,773	372,825,639	4,289,134	$4,332,025	$201,224

*   Affiliated issuers, as defined in the 1940 Act.

**   At August 31, 2009, the issuers of these securities were no longer affiliated with the Fund.

***   Prime Money and Government Money were also managed by Management and may have been considered affiliates since they had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money or Government Money, respectively.

****   Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through October 16, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Funds' financial statements through this date.

Note H—Reorganizations and Share Class Conversions:

  On June 9, 2008, Trust Class shares of Equity Income converted into Institutional Class shares of Equity Income pursuant to a share class conversion ("Institutional Class Conversion"). The Institutional Class Conversion was accomplished by a tax-free conversion of 516,483 Trust Class shares of Equity Income (valued at $5,653,933) into 516,483 Institutional Class shares of Equity Income. The number of Institutional Class shares of Equity Income outstanding immediately after the Institutional Class Conversion was 516,483. The net assets of Institutional Class shares of Equity Income immediately after the Institutional Class Conversion were $5,653,933.

  On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund ("Fasciano") pursuant to a Plan of Reorganization and Dissolution approved by Fasciano shareholders. The merger was accomplished by a tax-free exchange of: 7,700,868 shares of the Investor Class of Genesis (valued at $270,161,608) for the 7,608,283 shares of the Investor Class of Fasciano outstanding on August 15, 2008 and the 462,573 shares of the Advisor Class of Genesis (valued at $13,574,657) for the 1,451,583 shares of the Advisor Class of Fasciano outstanding on August 15, 2008. Fasciano's aggregate net assets at that date ($283,736,265, including $66,024,106 of net unrealized appreciation) were combined with those of Genesis. The combined net assets of Genesis immediately after the merger were $12,591,585,945.

  On April 9, 2009, Neuberger Berman Century Fund ("Acquiring Fund") acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund ("Acquired Fund") and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution approved by the Board. The reorganization was accomplished by a tax-free exchange of 5,869,273 shares of Class A of Acquiring Fund (valued at $31,234,312) for 4,752,086 shares of Class A of Acquired Fund outstanding on April 9, 2009, 3,091,731 shares of Class C of Acquiring Fund (valued at $16,455,988) for 2,524,011 shares of Class C of Acquired Fund outstanding on April 9, 2009, and 606,318 shares of Institutional Class of Acquiring Fund (valued at $3,226,698) for 488,494 shares of Institutional Class of Acquired Fund outstanding on April 9, 2009. Acquired Fund's aggregate net assets at that date ($50,916,998, including $864,207 of net unrealized appreciation) were combined with those of Acquiring Fund. The combined net assets of Acquiring Fund immediately after the reorganization were $61,540,126. In addition, immediately after the reorganization, Class A shares of Acquiring Fund held by Grandfathered Investors (as defined below) were converted into Investor Class shares of Acquiring Fund pursuant to a share class conversion ("Investor Class Conversion"). The Investor Class Conversion was accomplished by a tax-free conversion of 40,012 Class A shares of Acquiring Fund (valued at $212,934) into 39,996 Investor Class shares of Acquiring Fund. The number of Investor Class shares of Acquiring Fund outstanding immediately after the Investor Class Conversion was 1,847,397. The net assets of Investor Class shares of Acquiring Fund immediately after the Investor Class Conversion were $9,835,309. "Grandfathered Investors" are investors who established accounts in Investor Class or Trust Class shares of a Neuberger Berman Fund prior to March 1, 2008, and who have continuously maintained an account in Investor or Trust Class shares since that date.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Climate Change Fund
Institutional Class
8/31/2009	$8.93	$0.05	$(2.47)	$(2.42)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.06	$(1.13)	$(1.07)	$—	$—	$—	$—
Class A
8/31/2009	$8.93	$0.03	$(2.47)	$(2.44)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.05	$(1.12)	$(1.07)	$—	$—	$—	$—
Class C
8/31/2009	$8.90	$(0.01)	$(2.46)	$(2.47)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.02	$(1.12)	$(1.10)	$—	$—	$—	$—
Emerging Markets Equity Fund
Institutional Class
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)
Class A
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)
Class C
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)
Equity Income Fund
Institutional Class
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Period from 11/2/2006^ to 8/31/2007‡‡	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Climate Change Fund
Institutional Class
8/31/2009	$—	$6.29	(26.55%)		$1.5	.97%		.97	%‡	.85%		374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$2.1	.95	%*	.95	%‡*	1.72	%*	71	%**
Class A
8/31/2009	$—	$6.27	(26.77%)		$1.3	1.22%		1.22	%‡	.58%		374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$1.8	1.20	%*	1.20	%‡*	1.42	%*	71	%**
Class C
8/31/2009	$—	$6.21	(27.22%)		$0.2	1.97%		1.97	%‡	(.12%)		374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.90	(11.00	%)**	$0.1	1.95	%*	1.95	%‡*	.72	%*	71	%**
Emerging Markets Equity Fund
Institutional Class
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	1.28	%*	1.28	%‡*	1.55	%*	84	%**
Class A
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	1.53	%*	1.53	%‡*	1.31	%*	84	%**
Class C
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	2.28	%*	2.28	%‡*	.77	%*	84	%**
Equity Income Fund
Institutional Class
8/31/2009	$—	$8.74	(15.54%)		$18.9	.80%		.80	%‡	3.97%		61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	.97%		.96	%‡	2.94%		48%
Period from 11/2/2006^ to 8/31/2007‡‡	$—	$10.52	7.73	%**	$5.4	1.00	%*	1.00	%‡*	2.81	%*	26	%**

Financial Highlights (cont'd)

to 8/31/2008
		Net Asset Value, Beginning of Year		Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class A
8/31/2009		$10.72		$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—		$(0.26)
Period from 6/9/2008	$		$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—		$—	$(0.06)
Class C
8/31/2009		$10.71		$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—		$(0.21)
Period from 6/9/2008^ to 8/31/2008		$10.95		$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—		$(0.05)
Focus Fund
Investor Class
8/31/2009		$24.78		$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—		$(2.33)
8/31/2008		$32.79		$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—		$(6.07)
8/31/2007		$34.30		$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—		$(4.99)
8/31/2006		$37.21		$0.13	$2.24	$2.37	$(0.24)	$(5.04)	$—		$(5.28)
8/31/2005		$31.96		$0.21	$5.12	$5.33	$(0.08)	$—	$—		$(0.08)
Trust Class
8/31/2009		$18.18		$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—		$(1.71)
8/31/2008		$24.09		$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—		$(4.43)
8/31/2007		$25.19		$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—		$(3.61)
8/31/2006		$27.36		$0.04	$1.65	$1.69	$(0.16)	$(3.70)	$—		$(3.86)
8/31/2005		$23.51		$0.10	$3.76	$3.86	$(0.01)	$—	$—		$(0.01)
Advisor Class
8/31/2009		$12.64		$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—		$(1.20)
8/31/2008		$16.80		$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—		$(3.10)
8/31/2007		$17.57		$0.00	$1.71	$1.71	$—	$(2.48)	$—		$(2.48)
8/31/2006		$19.00		$(0.00)	$1.15	$1.15	$—	$(2.58)	$—		$(2.58)
8/31/2005		$16.35		$0.04	$2.61	$2.65	$—	$—	$—		$—
Genesis Fund
Investor Class
8/31/2009		$34.95		$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)		$(1.32)
8/31/2008		$37.55		$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—		$(6.06)
8/31/2007		$34.92		$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—		$(3.13)
8/31/2006		$34.03		$(0.05)	$1.71	$1.66	$—	$(0.77)	$—		$(0.77)
8/31/2005		$27.03		$(0.08)	$7.97	$7.89	$—	$(0.89)	$—		$(0.89)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2009	$—	$8.72	(16.01%)		$43.0	1.16%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø
Class C
8/31/2009	$—	$8.70	(16.60%)		$4.3	1.91%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Focus Fund
Investor Class
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
8/31/2006	$—	$34.30	7.00%		$1,093.1	.88%	.87	%‡	.37%	41%
8/31/2005	$—	$37.21	16.69%		$1,185.4	.87%	.87	%‡	.57%	19%
Trust Class
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
8/31/2006	$—	$25.19	6.81%		$112.8	1.06%	1.06	%‡	.14%	41%
8/31/2005	$—	$27.36	16.44%		$189.4	1.05%	1.04	%‡	.38%	19%
Advisor Class
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.50%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%		$23.3	1.29%	1.28	%‡	.02%	53%
8/31/2006	$—	$17.57	6.62%		$28.1	1.27%	1.26	%‡	(.03%)	41%
8/31/2005	$—	$19.00	16.21%		$35.3	1.24%	1.23	%‡	.20%	19%
Genesis Fund
Investor Class
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18	%##
8/31/2007	$—	$37.55	17.51%		$1,997.2	1.03%	1.02	%‡	.51%@@	25%
8/31/2006	$—	$34.92	4.89%		$1,901.1	1.02%	1.02	%‡	(.15%)	19%
8/31/2005	$—	$34.03	29.68%		$1,823.2	1.04%	1.04	%‡	(.25%)	11%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)
8/31/2006	$48.66	$(0.11)	$2.44	$2.33	$—	$(1.10)	$—	$(1.10)
8/31/2005	$38.66	$(0.13)	$11.39	$11.26	$—	$(1.26)	$—	$(1.26)
Advisor Class
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)
8/31/2006	$28.46	$(0.14)	$1.42	$1.28	$—	$(0.64)	$—	$(0.64)
8/31/2005	$22.66	$(0.14)	$6.67	$6.53	$—	$(0.73)	$—	$(0.73)
Institutional Class
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)
8/31/2006	$46.66	$0.01	$2.34	$2.35	$—	$(1.06)	$—	$(1.06)
8/31/2005	$36.98	$(0.02)	$10.91	$10.89	$—	$(1.21)	$—	$(1.21)
Guardian Fund
Investor Class
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)
8/31/2006	$17.52	$0.08	$1.16	$1.24	$(0.12)	$—	$—	$(0.12)
8/31/2005	$14.46	$0.13	$2.98	$3.11	$(0.05)	$—	$—	$(0.05)
Trust Class
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)
8/31/2006	$13.79	$0.04	$0.91	$0.95	$(0.08)	$—	$—	$(0.08)
8/31/2005	$11.39	$0.08	$2.35	$2.43	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2009	$—	$35.00	(25.73%)	$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%	$4,799.6	1.09%	1.09	%‡	(.27%)	18%##
8/31/2007	$—	$53.69	17.41%	$4,985.5	1.10%	1.09	%‡	.48%@@	25%
8/31/2006	$—	$49.89	4.82%	$5,970.9	1.09%	1.09	%‡	(.22%)	19%
8/31/2005	$—	$48.66	29.63%	$6,348.2	1.10%	1.09	%‡	(.31%)	11%
Advisor Class
8/31/2009	$—	$20.35	(25.95%)	$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%	$596.8	1.35%	1.34	%‡	(.53%)	18%##
8/31/2007	$—	$31.43	17.14%	$547.2	1.35%	1.35	%‡	.20%@@	25%
8/31/2006	$—	$29.10	4.52%	$617.4	1.35%	1.34	%‡	(.47%)	19%
8/31/2005	$—	$28.46	29.31%	$661.0	1.35%	1.35	%‡	(.56%)	11%
Institutional Class
8/31/2009	$—	$33.64	(25.55%)	$3,283.0	.85%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%	$4,781.4	.84%	.84	%‡	(.03%)	18%##
8/31/2007	$—	$51.52	17.73%	$3,307.5	.85%	.84	%‡	.65%@@	25%
8/31/2006	$—	$47.95	5.05%	$2,625.7	.85%	.85	%‡§	.03%	19%
8/31/2005	$—	$46.66	29.95%	$1,788.7	.85%	.85	%‡§	(.06%)	11%
Guardian Fund
Investor Class
8/31/2009	$—	$11.15	(22.65%)	$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)	$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%	$1,441.6	.88%	.87	%‡	.69%	20%
8/31/2006	$—	$18.64	7.09%	$1,417.0	.89%	.88	%‡	.47%	34%
8/31/2005	$—	$17.52	21.52%	$1,415.2	.90%	.90	%‡	.83%	20%
Trust Class
8/31/2009	$—	$8.75	(22.74%)	$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%	$122.7	1.05%	1.05	%‡	.47%	20%
8/31/2006	$—	$14.66	6.90%	$160.5	1.05%	1.04	%‡	.31%	34%
8/31/2005	$—	$13.79	21.33%	$180.0	1.05%	1.04	%‡	.64%	20%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)
8/31/2006	$15.49	$(0.02)	$1.01	$0.99	$—	$—	$—	$—
8/31/2005	$12.83	$(0.04)	$2.70	$2.66	$—	$—	$—	$—
Institutional Class
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—
Class A
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—
Class C
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—
Class R3
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—
International Fund
Investor Class
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)
8/31/2006	$21.01	$0.28	$3.81	$4.09	$(0.13)	$(0.75)	$—	$(0.88)
8/31/2005	$15.42	$0.15	$5.54	$5.69	$(0.11)	$—	$—	$(0.11)
Trust Class
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)
8/31/2006	$22.93	$0.31	$4.16	$4.47	$(0.08)	$(0.81)	$—	$(0.89)
8/31/2005	$16.80	$0.14	$6.04	$6.18	$(0.06)	$—	$—	$(0.06)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2009	$—	$9.87	(23.05%)	$0.5	1.50%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
8/31/2006	$—	$16.48	6.39%	$1.3	1.50%	1.49	%‡	(.12%)	34%
8/31/2005	$—	$15.49	20.73%	$0.6	1.50%	1.50	%‡	(.28%)	20%
Institutional Class
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	.75%*	.75	%‡*	1.12%*	29	%Ø
Class A
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	1.11%*	1.11	%‡*	.41%*	29	%Ø
Class C
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	1.86%*	1.86	%‡*	.01%*	29	%Ø
Class R3
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	1.36%*	1.36	%‡*	.51%*	29	%Ø
International Fund
Investor Class
8/31/2009	$0.00	$13.58	(20.42%)	$208.8	1.40%	1.40	%‡	1.38%	81%
8/31/2008	$0.00	$17.64	(17.11%)	$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%	$690.6	1.25%	1.23	%‡	1.02%	42%
8/31/2006	$0.01	$24.23	20.07%	$921.4	1.26%	1.25	%‡§	1.19%	48%
8/31/2005	$0.01	$21.01	37.08%	$455.5	1.40%	1.39	%‡	.82%	38%
Trust Class
8/31/2009	$0.00	$15.03	(20.48%)	$201.5	1.49%	1.49	%‡	1.29%	81%
8/31/2008	$0.00	$19.43	(17.21%)	$417.7	1.36%	1.35	%‡	1.64%	53%
8/31/2007	$0.00	$28.18	17.34%	$824.3	1.34%	1.33	%‡	%	42%
8/31/2006	$0.01	$26.52	20.02%	$870.9	1.33%	1.32	%‡§	1.21%	48%
8/31/2005	$0.01	$22.93	36.89%	$233.2	1.50%	1.48	%‡	.70%	38%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Institutional Fund
Institutional Class
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)
8/31/2006	$10.95	$0.22	$1.60	$1.82	$(0.03)	$(0.05)	$—	$(0.08)
Period from 6/17/2005^ to 8/31/2005	$10.00	$0.00	$0.95	$0.95	$—	$—	$—	$—
International Large Cap Fund
Trust Class
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)
Period from 8/1/2006^ t0 8/31/2006	$10.00	$0.01	$0.18	$0.19	$—	$—	$—	$—
Institutional Class
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)
Class A
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—
Class C
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—
Class R3
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Institutional Fund
Institutional Class
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	.81%	.81	%^^	2.01%	98%
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%		$574.3	.83%	.83	%^^	1.44%	59%
8/31/2006	$0.00	$12.69	16.68%		$627.6	.85%	.85	%^^	1.78%	45%
Period from 6/17/2005^ to 8/31/2005	$—	$10.95	9.50	%**	$42.2	.85%*	.85	%^^*	.14%*	14	%**
International Large Cap Fund
Trust Class
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.27%	1.27	%‡	1.62%	90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Period from 8/1/2006^ t0 8/31/2006	$—	$10.19	1.90	%**	$6.2	1.25%*	1.25	%‡*	1.32%*	6	%**
Institutional Class
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	.92%	.92	%‡	2.00%	90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%	.92	%‡	2.59%	97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90%*	.89	%‡*	1.80%*	23	%Ø
Class A
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	1.29%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø
Class C
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	2.01%	2.01	%‡	1.23%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04%*	2.03	%‡*	2.05%*	97	%Ø
Class R3
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	1.52%*	1.52	%‡*	1.31%*	90	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Disciplined Growth Fund
Investor Class
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—
8/31/2006	$6.22	$(0.02)	$0.33	$0.31	$(0.01)	$—	$—	$(0.01)
8/31/2005	$5.54	$0.01	$0.67	$0.68	$—	$—	$—	$—
Institutional Class
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—
Class A
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—
Class C
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—
Class R3
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—
8/31/2006	$7.45	$(0.03)	$0.75	$0.72	$—	$—	$—	$—
8/31/2005	$5.86	$(0.04)	$1.63	$1.59	$—	$—	$—	$—
Trust Class
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—
8/31/2006	$11.46	$(0.08)	$1.15	$1.07	$—	$—	$—	$—
8/31/2005	$9.04	$(0.09)	$2.51	$2.42	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund
Investor Class
8/31/2009	$—	$6.04	(18.27%)	$11.7	1.34%	1.34	%‡	.40%	132	%###
8/31/2008	$—	$7.39	(.81%)	$11.9	1.51%	1.50	%‡	(.00%)	167%
8/31/2007	$—	$7.45	14.26%	$10.0	1.51%	1.50	%‡	(.02%)	46%
8/31/2006	$—	$6.52	4.92%	$10.4	1.51%	1.49	%‡	(.27%)	64%
8/31/2005	$—	$6.22	12.27%	$11.2	1.50%	1.47	%‡	.09%	107%
Institutional Class
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58%**	$23.3	.75%*	.75	%‡*	.86%*	132	%Ø###
Class A
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39%**	$63.7	1.11%*	1.11	%‡*	.47%*	132	%Ø###
Class C
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02%**	$25.9	1.86%*	1.86	%‡*	(.28%)*	132	%Ø###
Class R3
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24%**	$0.1	1.36%*	1.36	%‡*	.20%*	132	%Ø###
Mid Cap Growth Fund
Investor Class
8/31/2009	$—	$7.43	(22.04%)	$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)	$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%	$446.3	1.03%	1.02	%‡	(.33%)	49%
8/31/2006	$—	$8.17	9.66%	$356.7	1.05%	1.04	%‡	(.36%)	45%
8/31/2005	$—	$7.45	27.13%	$342.2	1.07%	1.06	%‡	(.65%)	65%
Trust Class
8/31/2009	$—	$11.31	(22.21%)	$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)	$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%	$13.4	1.31%	1.30	%‡	(.63%)	49%
8/31/2006	$—	$12.53	9.34%	$6.6	1.33%	1.32	%‡	(.65%)	45%
8/31/2005	$—	$11.46	26.77%	$7.6	1.27%	1.26	%‡	(.85%)	65%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—
8/31/2006	$11.88	$(0.10)	$1.18	$1.08	$—	$—	$—	$—
8/31/2005	$9.40	$(0.11)	$2.59	$2.48	$—	$—	$—	$—
Institutional Class
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Period from 4/29/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—
Class A
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—
Class C
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—
Class R3
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—
Partners Fund
Investor Class
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)
8/31/2006	$28.62	$0.24	$1.43	$1.67	$(0.27)	$(1.31)	$—	$(1.58)
8/31/2005	$21.41	$0.21	$7.17	$7.38	$(0.17)	$—	$—	$(0.17)
Trust Class
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)
8/31/2006	$22.02	$0.15	$1.11	$1.26	$(0.13)	$(1.01)	$—	$(1.14)
8/31/2005	$16.48	$0.13	$5.51	$5.64	$(0.10)	$—	$—	$(0.10)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2009	$—	$11.63	(22.36%)	$6.9	1.50%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)	$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%	$1.5	1.50%	1.49	%‡	(.80%)	49%
8/31/2006	$—	$12.96	9.09%	$0.8	1.50%	1.49	%‡	(.80%)	45%
8/31/2005	$—	$11.88	26.38%	$1.1	1.50%	1.49	%‡	(1.08%)	65%
Institutional Class
8/31/2009	$—	$7.50	(21.63%)	$146.6	.75%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/29/2007^ to 8/31/2007	$—	$10.55	5.82%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Class A
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	1.11%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	1.86%*	1.86	%‡*	(.64%)*	69	%Ø
Class R3
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30%**	$0.1	1.36%*	1.36	%‡*	(.14%)*	69	%Ø
Partners Fund
Investor Class
8/31/2009	$—	$21.67	(23.27%)	$1,337.2	.89%	.89	%‡	.85%	35%
8/31/2008	$—	$28.90	(6.22%)	$2,193.1	.81%	.80	%‡	.42%	41%
8/31/2007	$—	$32.10	14.33%	$2,267.6	.81%	.80	%‡	.44%	47%
8/31/2006	$—	$28.71	5.87%	$2,106.7	.82%	.82	%‡	.84%	33%
8/31/2005	$—	$28.62	34.59%	$1,826.9	.86%	.85	%‡	.83%	61%
Trust Class
8/31/2009	$—	$16.67	(23.38%)	$622.6	1.04%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)	$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%	$1,171.5	1.00%	.99	%‡	.26%	47%
8/31/2006	$—	$22.14	5.70%	$970.5	1.00%	.99	%‡	.66%	33%
8/31/2005	$—	$22.02	34.34%	$532.8	1.03%	1.02	%‡	.66%	61%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	.96Return of Capital	Total Distributions
Advisor Class
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)
8/31/2006	$19.01	$0.10	$0.94	$1.04	$(0.01)	$(0.86)	$—	$(0.87)
8/31/2005	$14.23	$0.07	$4.77	$4.84	$(0.06)	$—	$—	$(0.06)
Institutional Class
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)
Period from 6/7/2006^ to 8/31/2006	$28.12	$0.19	$0.41	$0.60	$—	$—	$—	$—
Real Estate Fund
Trust Class
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)
8/31/2006	$14.73	$0.20	$3.39	$3.59	$(0.27)	$(2.36)	$—	$(2.63)
8/31/2005	$14.13	$0.19	$3.28	$3.47	$(0.23)	$(2.64)	$—	$(2.87)
Institutional Class
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)
Regency Fund
Investor Class
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)
8/31/2006	$17.37	$0.13	$0.39	$0.52	$(0.06)	$(1.31)	$—	$(1.37)
8/31/2005	$14.44	$0.01	$4.08 §§	$4.09	$—	$(1.16)	$—	$(1.16)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2009	$—	$14.42	(23.47%)		$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
8/31/2006	$—	$19.18	5.56%		$605.0	1.15%	1.14	%‡	.52%	33%
8/31/2005	$—	$19.01	34.04%		$85.6	1.25%	1.23	%‡	.40%	61%
Institutional Class
8/31/2009	$—	$21.79	(23.10%)		$161.3	.70%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡§	.59%	47%
Period from 6/7/2006^ to 8/31/2006	$—	$28.72	2.13	%**	$130.5	.70%*	.69	%‡*	2.85%*	33	%Ø
Real Estate Fund
Trust Class
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	.99%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
8/31/2006	$0.00	$15.69	28.50%		$86.7	1.11%	1.09	%‡	1.39%	97%
8/31/2005	$0.00	$14.73	27.06%		$46.8	1.50%	1.48	%‡	1.40%	129%
Institutional Class
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	.85%	.85	%‡	3.47%	181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø
Regency Fund
Investor Class
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.36%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%	1.08	%‡	.72%	80%
8/31/2006	$—	$16.52	2.94%		$111.1	1.12%	1.11	%‡	.75%	52%
8/31/2005	$—	$17.37	29.26%		$107.9	1.21%	1.20	%‡§	.09%	91%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2006	$15.13	$0.09	$0.34	$0.43	$(0.02)	$(1.13)	$—	$(1.15)
8/31/2005	$12.61	$(0.01)	$3.56 §§	$3.55	$—	$(1.03)	$—	$(1.03)
Select Equities Fund
Institutional Class
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—
Class A
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—
Small and Mid Cap Growth Fund
Trust Class
8/31/2009	$10.55	$(0.05)	$(2.40)	$(2.45)	$—	$—	$(0.03)	$(0.03)
8/31/2008	$12.60	$(0.08)	$(1.11)	$(1.19)	$—	$(0.86)	$—	$(0.86)
Period from 9/5/2006^ to 8/31/2007	$10.00	$(0.04)	$2.70	$2.66	$(0.06)	$—	$—	$(0.06)
Small Cap Growth Fund
Investor Class
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—
8/31/2006	$14.19	$(0.19)	$1.01	$0.82	$—	$—	$—	$—
8/31/2005	$10.71	$(0.19)	$3.67	$3.48	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.25%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
8/31/2006	$—	$14.41	2.81%		$64.2	1.25%	1.24	%‡	.61%	52%
8/31/2005	$—	$15.13	29.13%		$36.1	1.38%	1.37	%‡	(.10%)	91%
Select Equities Fund
Institutional Class
8/31/2009	$—	$8.06	(12.03%)		$6.5	.75%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53%**
Class A
8/31/2009	$—	$8.05	(11.95%)		$38.3	1.20%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53%**
Class C
8/31/2009	$—	$7.94	(12.58%)		$7.4	1.95%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53%**
Small and Mid Cap Growth Fund
Trust Class
8/31/2009	$—	$8.07	(23.21%)		$6.1	1.11%	1.11	%‡	(.62%)	173%
8/31/2008	$—	$10.55	(10.05%)		$7.7	1.11%	1.09	%‡	(.67%)	135%
Period from 9/5/2006^ to 8/31/2007	$—	$12.60	26.65	%**	$8.5	1.10%*	1.08	%‡*	(.34%)*	110%**
Small Cap Growth Fund
Investor Class
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.30%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%
8/31/2006	$—	$15.01	5.78%		$46.9	1.60%	1.57	%‡	(1.21%)	142%
8/31/2005	$—	$14.19	32.49%		$45.0	1.75%	1.71	%‡	(1.47%)	204%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—
8/31/2006	$15.62	$(0.22)	$1.12	$0.90	$—	$—	$—	$—
8/31/2005	$11.78	$(0.21)	$4.05	$3.84	$—	$—	$—	$—
Advisor Class
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—
8/31/2006	$10.49	$(0.16)	$0.74	$0.58	$—	$—	$—	$—
8/31/2005	$7.92	$(0.15)	$2.72	$2.57	$—	$—	$—	$—
Institutional Class
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—
Class A
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—
Class C
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—
Class R3
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)
8/31/2006	$22.91	$0.09	$1.73	$1.82	$(0.14)	$(0.71)	$—	$(0.85)
8/31/2005	$19.48	$0.18	$3.79	$3.97	$(0.03)	$(0.51)	$—	$(0.54)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2009	$—	$14.43	(26.64%)	$35.2	1.40%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)	$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%	$8.5	1.40%	1.38	%‡	(1.08%)	153%
8/31/2006	$—	$16.52	5.76%	$2.5	1.66%	1.63	%‡	(1.26%)	142%
8/31/2005	$—	$15.62	32.60%	$2.7	1.75%	1.71	%‡	(1.48%)	204%
Advisor Class
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.60%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%	$4.3	1.60%	1.57	%‡	(1.30%)	153%
8/31/2006	$—	$11.07	5.53%	$2.2	1.77%	1.74	%‡	(1.36%)	142%
8/31/2005	$—	$10.49	32.45%	$1.0	1.90%	1.86	%‡	(1.62%)	204%
Institutional Class
8/31/2009	$—	$13.23	(26.30%)	$7.5	.90%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø
Class A
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	1.26%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	2.01%*	2.01	%‡*	(1.47%)*	292	%Ø
Class R3
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10%**	$0.1	1.52%*	1.52	%‡*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
8/31/2009	$—	$18.74	(21.83%)	$597.1	.93%	.93%		.51%	36%
8/31/2008	$—	$24.51	(6.49%)	$804.0	.90%	.89%		.57%	35%
8/31/2007	$—	$27.20	15.15%	$786.2	.91%	.90%		.66%	16%
8/31/2006	$—	$23.88	8.08%	$487.5	.95%	.95%		.39%	23%
8/31/2005	$—	$22.91	20.57%	$330.0	1.02%	1.01%		.83%	21%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)
8/31/2006	$15.84	$0.03	$1.20	$1.23	$(0.06)	$(0.48)	$—	$(0.54)
8/31/2005	$13.47	$0.12	$2.60	$2.72	$(0.00)	$(0.35)	$—	$(0.35)
Institutional Class
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)
Class A
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—
Class C
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—
Class R3
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13%		.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%		.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%		.45%	16%
8/31/2006	$—	$16.53	7.93%		$239.2	1.13%	1.12%		.21%	23%
8/31/2005	$—	$15.84	20.36%		$140.1	1.17%	1.17%		.78%	21%
Institutional Class
8/31/2009	$—	$18.75	(21.71%)		$77.6	.75%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74	%‡*	.83%*	35	%Ø
Class A
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.11%*	1.11	%‡*	.11%*	36	%Ø
Class C
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	1.86%*	1.86	%‡*	(.40%)*	36	%Ø
Class R3
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	1.36%*	1.36	%‡*	.12%*	36	%Ø

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Returns assume dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended August 31, 2005, Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return. For the year ended August 31, 2009, Management reimbursed Emerging Markets Equity and Socially Responsive for losses incurred in connection with a trade error, which had no impact on total return.

‡‡  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††  During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2009	2008		2007		2006	2005
Climate Change Fund Institutional Class	9.85%	25.07	%(10)	—		—	—
Climate Change Fund Class A	9.92%	16.79	%(10)	—		—	—
Climate Change Fund Class C	10.94%	28.56	%(10)	—		—	—
Emerging Markets Equity Fund Institutional Class(13)	14.78%	—		—		—	—
Emerging Markets Equity Fund Class A(13)	18.97%	—		—		—	—
Emerging Markets Equity Fund Class C(13)	17.56%	—		—		—	—
Equity Income Fund Institutional Class	1.32%	3.63	%(12)	2.91	%(6)	—	—
Equity Income Fund Class A	2.31%	5.67	%(12)	—		—	—
Equity Income Fund Class C	2.80%	6.94	%(12)	—		—	—
Focus Fund Investor Class	.99%	.89%		.87%		.87%	.87%
Focus Fund Trust Class	1.24%	1.10%		1.07%		1.06%	1.04%
Focus Fund Advisor Class	1.53%	1.33%		1.28%		1.26%	1.23%
Genesis Fund Investor Class	1.08%	1.03%		1.03%		1.02%	1.04%
Genesis Fund Trust Class	1.12%	1.09%		1.10%		1.09%	1.10%
Genesis Fund Advisor Class	1.38%	1.35%		1.35%		1.35%	1.35%
Genesis Fund Institutional Class	.87%	.85%		.85%		.85%	.85%
Guardian Fund Investor Class	.97%	.89%		.87%		.88%	.90%
Guardian Fund Trust Class	1.14%	1.06%		1.05%		1.04%	1.05%

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2009	2008		2007		2006		2005
Guardian Fund Advisor Class	5.33%	3.44%		2.85%		3.13%		1.68%
Guardian Fund Institutional Class(15)	5.16%	—		—		—		—
Guardian Fund Class A(15)	2.24%	—		—		—		—
Guardian Fund Class C(15)	6.27%	—		—		—		—
Guardian Fund Class R3(15)	5.77%	—		—		—		—
International Fund Investor Class	1.40%	1.26%		1.24%		1.25%		1.42%
International Fund Trust Class	1.49%	1.35%		1.33%		1.32%		1.50%
International Large Cap Fund Trust Class	1.73%	1.37%		1.48%		37.46	%(1)	—
International Large Cap Fund Institutional Class	1.30%	.97%		.99	%(4)	—		—
International Large Cap Fund Class A	2.17%	1.70	%(7)	—		—		—
International Large Cap Fund Class C	3.94%	4.08	%(7)	—		—		—
International Large Cap Fund Class R3(15)	6.18%	—		—		—		—
Large Cap Disciplined Growth Fund Investor Class	2.50%	2.53%		2.44%		2.51%		2.35%
Large Cap Disciplined Growth Fund Institutional Class(14)	1.57%	—		—		—		—
Large Cap Disciplined Growth Fund Class A(14)	1.79%	—		—		—		—
Large Cap Disciplined Growth Fund Class C(14)	2.56%	—		—		—		—
Large Cap Disciplined Growth Fund Class R3(15)	6.21%	—		—		—		—
Mid Cap Growth Fund Investor Class	1.11%	1.01%		1.02%		1.04%		1.06%
Mid Cap Growth Fund Trust Class	1.26%	1.25%		1.30%		1.32%		1.26%
Mid Cap Growth Fund Advisor Class	1.86%	2.38%		3.39%		2.85%		2.87%
Mid Cap Growth Fund Institutional Class	.87%	.78%		1.03	%(5)	—		—
Mid Cap Growth Fund Class A(15)	4.05%	—		—		—		—
Mid Cap Growth Fund Class C(15)	6.29%	—		—		—		—
Mid Cap Growth Fund Class R3(15)	5.78%	—		—		—		—
Partners Fund Investor Class	.89%	.80%		.80%		.82%		.85%
Partners Fund Trust Class	1.05%	.99%		.99%		.99%		1.02%
Partners Fund Advisor Class	1.20%	1.14%		1.14%		1.15%		1.23%
Partners Fund Institutional Class	.71%	.65%		.65%		.96	%(2)	—
Real Estate Fund Trust Class	2.02%	1.83%		1.59%		1.90%		1.86%
Real Estate Fund Institutional Class	2.80%	1.77	%(11)	—		—		—
Regency Fund Investor Class	1.37%	1.12%		1.08%		1.12%		1.20%
Regency Fund Trust Class	1.59%	1.36%		1.31%		1.32%		1.39%
Select Equities Fund Institutional Class	2.57%	13.92	%(7)	—		—		—
Select Equities Fund Class A	2.19%	3.99	%(7)	—		—		—
Select Equities Fund Class C	2.91%	7.21	%(7)	—		—		—
Small and Mid Growth Fund Trust Class	4.80%	2.92%		3.66	%(3)	—		—
Small Cap Growth Fund Investor Class	1.48%	1.42%		1.76%		1.86%		1.90%
Small Cap Growth Fund Trust Class	1.73%	1.64%		2.22%		2.47%		2.50%
Small Cap Growth Fund Advisor Class	1.99%	1.96%		2.58%		3.24%		4.58%
Small Cap Growth Fund Institutional Class	1.69%	1.10	%(9)	—		—		—

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2009		2008		2007	2006	2005
Small Cap Growth Fund Class A(15)	5.34%		—		—	—	—
Small Cap Growth Fund Class C(15)	6.65%		—		—	—	—
Small Cap Growth Fund Class R3(15)	6.29%		—		—	—	—
Socially Responsive Fund Institutional Class	.78%		.76	%(8)	—	—	—
Socially Responsive Fund Class A(15)	1.70	%(15)	—		—	—	—
Socially Responsive Fund Class C(15)	6.17	%(15)	—		—	—	—
Socially Responsive Fund Class R3(15)	5.76	%(15)	—		—	—	—

  (1)  Period from August 1, 2006 to August 31, 2006.

  (2)  Period from June 7, 2006 to August 31, 2006.

  (3)  Period from September 5, 2006 to August 31, 2007.

  (4)  Period from October 6, 2006 to August 31, 2007.

  (5)  Period from April 19, 2007 to August 31, 2007.

  (6)  Period from November 2, 2006 to August 31, 2007.

  (7)  Period from December 20, 2007 to August 31, 2008.

  (8)  Period from November 28, 2007 to August 31, 2008.

  (9)  Period from April 1, 2008 to August 31, 2008.

  (10)  Period from May 1, 2008 to August 31, 2008.

  (11)  Period from June 4, 2008 to August 31, 2008.

  (12)  Period from June 9, 2008 to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

  (13)  Period from October 8, 2008 to August 31, 2009. Organization expense, which is an extraordinary non-recurring expense, is included in ratios on a non-annualized basis.

  (14)  Period from April 6, 2009 to August 31, 2009.

  (15)  Period from May 27, 2009 to August 31, 2009.

^^  After utilization of the Line of Credit by International Institutional and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2009	2008	2007	2006	2005
International Institutional Fund Institutional Class	1.26%	1.11%	1.12%	1.20%	2.90	%(1)

  (1)  Period from June 17, 2005 to August 31, 2005

Notes to Financial Highlights (cont'd)

§  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2007	2006	2005
Genesis Fund Institutional Class	—	.84%	.85%
International Fund Investor Class	—	1.24%	—
International Fund Trust Class	—	1.32%	—
Partners Fund Institutional Class	.64%	—	—
Regency Fund Investor Class	—	—	1.18%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Redemption fees are charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

§§  Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, for the period ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, and for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive.

##  Portfolio turnover excludes purchases and sales of securities by Fasciano prior to the merger date (see Note H of Notes to Financial Statements).

###  Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date (see Note H of Notes to Financial Statements).

@@  Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Climate Change Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Select Equities Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Climate Change Fund (Climate Change), Neuberger Berman Emerging Markets Equity Fund (Emerging Markets Equity), Neuberger Berman Equity Income Fund (Equity Income), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman International Institutional Fund (International Institutional), Neuberger Berman International Large Cap Fund (International Large Cap), Neuberger Berman Partners Fund (Partners), Neuberger Berman Real Estate Fund (Real Estate), and Neuberger Berman Select Equities Fund (Select Equities), twelve of the series constituting Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2009, and the related statements of operations for the year then ended for Climate Change, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Partners, Real Estate, and Select Equities and the period from October 8, 2008 (commencement of operations) to August 31, 2009 for Emerging Markets Equity, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds as of August 31, 2009, the results of their operations for the year then ended for Climate Change, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Partners, Real Estate and Select Equities and the period from October 8, 2008 (commencement of operations) to August 31, 2009 for Emerging Markets Equity, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 16, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Small and Mid Cap Growth Fund, and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2009, and the related statements of operations for the year then ended (with respect to Neuberger Berman Large Cap Disciplined Growth Fund, the period December 20, 2007 to August 31, 2009), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Large Cap Disciplined Growth Fund, the period December 20, 2007 to August 31, 2009), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Large Cap Disciplined Growth Fund, the period December 20, 2007 to August 31, 2009, and with respect to Neuberger Berman Small and Mid Cap Growth Fund, the three years in the period then ended). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 16, 2009

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Independent Fund Trustees

John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47	Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	47	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin— Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business— Dartmouth College, 1998 to 2002.	47	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	47	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	47	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee Overseen by
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.

Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	47	Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985	Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund hereby designate $199,719, $71,795,704, $442,063,981, $96,880,945, $31,218,246, $4,426,635, and $12,873,755, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2009, each fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each funds distributions during the calendar year 2009 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Climate Change Fund	$47,327
Emerging Markets Equity Fund	97,909
Equity Income Fund	1,189,388
Focus Fund	9,588,233
Genesis Fund	77,789,580
Guardian Fund	14,569,299
International Fund	11,709,601
International Institutional Fund	6,475,553
International Large Cap Fund	2,837,877
Large Cap Disciplined Growth Fund	659,659
Mid Cap Growth Fund	2,080,046
Partners Fund	35,078,654
Real Estate Fund	2,392,263
Regency Fund	1,488,021
Select Equities Fund	409,001
Small and Mid Cap Growth Fund	23,442
Small Cap Growth Fund	507,732
Socially Responsive Fund	12,514,943

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Climate Change Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund (each a "Fund" and collectively the "Funds"), each a series of Neuberger Berman Equity Funds (the "Trust"), was held on April 6, 2009 for each Fund except Neuberger Berman Small Cap Growth Fund, which was held on April 20, 2009. Upon completion of the acquisition of Neuberger Berman Management LLC ("Management") and Neuberger Berman, LLC ("Neuberger") by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman's senior management (the "Acquisition"), the Trust's management and sub-advisory agreements, on behalf of each Fund, with Management and Neuberger, respectively, automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on the following matters, which became effective upon completion of the Acquisition on May 4, 2009.

PROPOSAL 1—TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND A NEWLY-FORMED SUCCESSOR ENTITY TO NB MANAGEMENT ("NEW NB MANAGEMENT")

Neuberger Berman Equity Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Climate Change Fund	427,362	—	2994	36,243
Emerging Markets Equity Fund	308,444	—	—	—
Equity Income Fund	1,891,391	4,667	11,795	743,332
Focus Fund	19,451,008	837,462	1,483,395	3,846,696
Genesis Fund	120,376,050	2,384,250	3,634,517	21,165,113
Guardian Fund	40,238,909	1,447,460	1,583,243	5,372,705
International Fund	13,787,213	326,889	348,058	5,331,933
International Institutional Fund	18,096,092	11,126	16,418	623,328
International Large Cap Fund	7,721,689	18,965	39,266	1,823,995
Large Cap Disciplined Growth Fund	2,909,829	128,014	114,830	532,346
Mid Cap Growth Fund	26,277,124	1,077,997	1,277,367	7,002,587
Partners Fund	57,022,505	2,610,521	6,451,898	9,152,745
Real Estate Fund	2,907,593	41,600	99,058	1,182,593
Regency Fund	4,678,677	120,737	166,737	1,989,123
Select Equities Fund	1,312,972	34,665	35,140.	538,703
Small and Mid Cap Growth Fund	661,381	270	209	12,815
Small Cap Growth Fund	9,391,657	249,992	277,318	4,697,568
Socially Responsive Fund	22,910,526	804,318	993,666	8,568,793

PROPOSAL 2—TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE TRUST AND EACH FUND, BETWEEN NEW NB MANAGEMENT AND NEUBERGER

Neuberger Berman Equity Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Climate Change Fund	427,361	—	2,994	36,243
Emerging Markets Equity Fund	308,444	—	—	—
Equity Income Fund	1,891,391	4,667	11,795	743,332
Focus Fund	19,419,293	863,917	1,488,655	3,846,696
Genesis Fund	120,350,934	2,410,083	3,633,802	21,165,111
Guardian Fund	40,307,192	1,452,324	1,510,096	5,372,705
International Fund	13,779,591	325,661	356,909	5,331,932
International Institutional Fund	18,085,899	21,514	16,223	623,328
International Large Cap Fund	7,721,878	18,965	39,077	1,823,995
Large Cap Disciplined Growth Fund	2,900,497	136,834	115,342	532,346
Mid Cap Growth Fund	26,251,154	1,104,744	1,276,589	7,002,588
Partners Fund	56,914,357	2,662,961	6,507,605	9,152,746
Real Estate Fund	2,895,328	38,964	113,959	1,182,593
Regency Fund	4,678,874	119,281	167,996	1,989,123
Select Equities Fund	1,295,324	45,788	41,665	538,703
Small and Mid Cap Growth Fund	661,586	270	4	12,815
Small Cap Growth Fund	9,383,231	254,843	280,893	4,697,568
Socially Responsive Fund	22,917,776	806,745	983,989	8,568,793

PROPOSAL 3—TO APPROVE THE ELECTION OF THE FOLLOWING TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST:*

Neuberger Berman Equity Funds	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Joseph V. Amato	375,800,496	25,057,691	—	—
John Cannon	376,042,283	24,815,904	—	—
Faith Colish	376,397,707	24,460,480	—	—
Robert Conti	376,557,077	24,301,110	—	—
Martha C. Goss	376,415,188	24,442,999	—	—
C. Anne Harvey	376,525,613	24,332,574	—	—
Robert A. Kavesh	375,957,185	24,901,002	—	—
Michael M. Knetter	376,709,573	24,148,614	—	—
Howard A. Mileaf	376,302,991	24,555,196	—	—
George W. Morriss	376,915,464	23,942,723	—	—
Edward I. O'Brien	376,310,888	24,547,299	—	—
Jack L. Rivkin	376,029,844	24,828,343	—	—
Cornelius T. Ryan	375,904,396	24,953,791	—	—
Tom D. Seip	376,671,096	24,187,091	—	—
Candace L. Straight	376,954,598	23,903,589	—	—
Peter P. Trapp	361,387,672	39,470,515	—	—

*Denotes trust-wide proposal and voting results.

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/09

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund, formerly Neuberger Berman Dividend Fund, posted a decline for the fiscal year ended August 31, 2009 but outperformed the Russell 1000® Value Index and S&P 500 Index for the period.

On June 12, 2009, the Fund was renamed and its investment team and management approach were changed. Previously, the Fund invested in high yielding securities and stocks with “buy” ratings from Neuberger Berman’s in-house Research Department. Currently, the Fund still leverages the research strengths of our firm, but invests exclusively in large capitalization value stocks.

The fiscal year was a period of unprecedented market volatility as fallout from the credit crisis triggered a substantial decline in stocks, which was followed by a rally as governments responded worldwide. The rally did not completely offset earlier losses, however, and the Russell 1000 Value and S&P 500 indexes both finished down substantially for the full period. Losses were widespread with considerable declines in all sectors of the indices.

For the time period prior to the transition, the Fund outperformed its previous benchmark, the S&P 500 Index. A large allocation to cash and cash equivalents, which at times reached 25%, was highly beneficial on a relative basis, due to market declines early in the fiscal year. Stock selection in Industrials and Consumer Discretionary also aided returns during that period. Given concerns about economic deceleration, the Fund established a defensive position, in part, by underweighting the Consumer Discretionary sector. This underweighting, unfortunately, offset some of the benefits of strong stock selection.

Stock selection in Energy and Information Technology was disappointing. In Energy, holdings including Canadian oil sands companies were hurt by falling energy prices while Information Technology holdings suffered due to weakness in one stock. An overweight of the Utilities sector (designed to capture its relatively high yields) also harmed performance, as the sector underperformed.

After the June 12, 2009 management transition, the Fund performed well on an absolute return basis, slightly surpassing results for the Russell 1000 Value Index, its new benchmark.

Stock selection and an underweight in the Energy sector, in aggregate, had the largest beneficial impact on relative performance. Holdings emphasized exploration and development companies and outperformed large, integrated conglomerates that represent a significant portion of the index sector. Upon assuming management of the Fund, we acquired companies with low fmding and development costs. These stocks typically benefit from increasing energy prices, while their efficient access to new energy resources makes them less sensitive to commodity price declines. As such, we continue to believe that the sector is well positioned.

A Utilities sector underweighting also proved beneficial as the sector constituents, in aggregate, trailed the performance of the overall index. This underweight resulted, in large part, from our belief that the sector lacked compelling opportunities.

A defensive underweighting of the troubled Financials sector was a negative during the second part of the period, when the sector posted strong gains. We generally avoided companies with substantial exposure to consumer financing as well as real estate investment trusts (which tend to have substantial leverage). As investors took on more risk, these industries performed well, hurting relative performance.

A Health Care overweight was another considerable drag on relative performance from June 12, 2009 onward. We had established this overweight for defensive purposes and to capitalize on what we consider the sector’s potential for long-term growth, even with current regulatory uncertainty.

Looking forward, we remain concerned about the sustainability of the current market rally, which has been led by lower quality companies, or those with high levels of leverage and low earnings. Over the last six months, investor confidence in a strong economic recovery and appetite for risk have increased significantly, as evidenced by the superior performance of economically sensitive sectors such as Financials, Industrials, Materials and Energy and big moves in more speculative issues. If economic growth fails to meet what may be optimistic expectations, we believe that today’s market leaders are probably vulnerable. We think that focusing on undervalued companies that we believe can sustain respectable cash flow and earnings growth even in a less vibrant economy could be a relatively satisfactory approach in the year ahead.

Sincerely,

David Levine
Portfolio Manager

The risks involved in seeking capital appreciation from investments in companies with large-market capitalization are set forth in the prospectus and statement of additional information.

Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change Large Cap Value Fund is invested in a wide array of stocks, and no single holding makes up a significant portion of the Fund’s total assets.

SECTOR ALLOCATION
(% of Equity Market Value)
Consumer Discretionary	7.7%
Consumer Staples	7.6
Energy	18.6
Financials	23.2
Health Care	13.5
Industrials	8.3
Information Technology	6.9
Materials	2.9
Telecommunication Services	5.1
Utilities	6.2
Total	100%

AVERAGE ANNUAL TOTAL RETURN1,4

	Inception Date	1 Year	Life of Fund

Trust Class3	11/02/2006	-13.01%	-2.57%
Russell 1000® Value Index 2,5		-20.27%	-10.36%
S&P 500 Index2,5,6		-18.25%	-7.76%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the Fund’s most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 2.71% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.04%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2012.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Research Opportunities Fund Commentary

Neuberger Berman Research Opportunities Fund posted a decline for the fiscal year ended August 31, 2009, but outperformed its benchmark, the S&P 500 Index.

The Fund seeks to capitalize on the “best ideas” of Neuberger Berman’s in-house research department by investing exclusively in stocks that Neuberger Berman analysts rate as “buys.” If an analyst downgrades a stock, it is sold. The Fund maintains a neutral weighting of industry sectors relative to its benchmark.

The fiscal year was a period of unprecedented market volatility as fallout from the credit crisis triggered a substantial decline in equities, which was followed by a rally as governments responded worldwide. The rally was unable to completely offset earlier losses, however, and the S&P 500 finished down more than 18%. All sectors within the S&P 500 declined, with Financials, Energy and Industrials dropping the most. In contrast, Consumer Staples and Information Technology fared the best.

During the reporting period, stock selection within Energy and Industrials enhanced Fund performance relative to the index considerably. Among Energy stocks, exposure to companies with low finding and development costs proved beneficial as their efficient access to new energy resources made them less sensitive to commodity price declines.

In Industrials, the Fund avoided a small number of large sector constituents that had substantial declines. Furthermore, the Fund held no railroad companies early in the period, which proved beneficial as the companies declined substantially. The Fund later purchased these stocks at what we believe were attractive valuations and the holdings subsequently appreciated in value, further enhancing relative performance.

Health Care and Telecommunications Services holdings, by contrast, disappointed. In Health Care, we avoided large pharmaceutical companies with expiring patents because of concerns that they would face increased competition from generic products. This was a drag on relative performance as the companies, some of which are index constituents, performed well. In the Telecom sector, we believe the credit crisis harmed some of our holdings of leveraged companies that lease antenna tower space for wireless transmissions. We had purchased the companies because we believed their strong cash flows made them attractive.

Looking forward, we remain concerned about the sustainability of the current market rally, which has been led by lower quality companies, or those with high levels of leverage and low earnings. Over the last six months, investor confidence in a strong economic recovery and appetite for risk have increased significantly, as evidenced by the superior performance of economically sensitive sectors such as Financials, Industrials, Materials and Energy and big moves in more speculative issues. If economic growth fails to meet what may be optimistic expectations, we believe that today’s market leaders are probably vulnerable. We think that focusing on undervalued companies that we believe can sustain respectable cash flow and earnings growth even in a less vibrant economy could be a relatively satisfactory approach in the year ahead.

Sincerely,

David Levine
Portfolio Manager

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Research Opportunities Fund is invested in a wide array of stocks, and no single holding makes up a significant portion of the Fund’s total assets.

SECTOR ALLOCATION
(% of Equity Market Value)
Consumer Discretionary	9.0%
Consumer Staples	11.4
Energy	11.4
Financials	14.5
Health Care	13.4
Industrials	10.1
Information Technology	18.3
Materials	3.4
Telecommunication Services	3.1
Utilities	3.7
Other	1.7
Total	100%

AVERAGE ANNUAL TOTAL RETURN1,4

	Inception Date	1 Year	Life of Fund

Trust Class3	11/02/2006	-17.74%	-5.62%
S&P 500 Index 2,5		-18.25%	-7.76%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the Fund’s most recent prospectus, the total annual fund operating expense ratio for fiscal year 2009 was 2.43% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.01%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Trust Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1
“Total Return” includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2
Please see “Glossary of Indices” on the following page for a description of the indices. Please note that the indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC (“Management”) and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

3
Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through August 31, 2012, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. Absent such reimbursements, the performance of the Fund during the fiscal year ended August 31, 2009 would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses of the Trust Class paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

4	The Fund was relatively small during the period shown. Certain techniques that may be used to produce returns in a small fund may not work to produce similar returns in a larger fund.

5	Index returns are for the period beginning November 2, 2006, the inception of the Trust Class.

6
The Fund’s broad-based index used for comparison purposes has been changed from the S&P 500 Index to the Russell 1000® Value Index because the new index more closely resembles the characteristics of the Fund’s investment following the change in its management approach.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the U.S. market.

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2009 and held for the entire period. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Expense Information As of 8/31/09 (Unaudited)

Neuberger Berman Equity Funds

	Actual				Hypothetical (5% annual return before expenses) **
			Expenses Paid				Expenses Paid
	Beginning	Ending Account	During the		Beginning	Ending Account	During the
	Account Value	Value	Period* 3/1/09 -	Expense	Account Value	Value	Period* 3/1/09 -	Expense
	3/1/09	8/31/09	8/31/09	Ratio	3/1/09	8/31/09	8/31/09	Ratio
Large Cap Value Fund
Trust Class	$1,000.00	$1,340.50	$6.37	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Research Opportunities Fund
Trust Class	$1,000.00	$1,381.50	$6.24	1.04%	$1,000.00	$1,019.96	$5.30	1.04%

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Large Cap Value

Top Ten Equity Holdings
1 J.P. Morgan Chase	5.4%
2 Occidental Petroleum	4.3%
3 Exxon Mobil	4.1%
4 Bank of America	3.7%
5 AT&T Inc.	3.2%
6 CVS Corp.	3.1%
7 The Bank of New York Mellon	2.7%
8 Pfizer Inc.	2.4%
9 XTO Energy	2.3%
10 Merck & Co.	2.2%

	Number of	Value†
	Shares	(000’s)

Common Stocks (98.4%)
Aerospace & Defense (1.1%)
Lockheed Martin	170	$13
Beverages (0.5%)
PepsiCo, Inc.	100	6
Biotechnology (1.7%)
Amgen Inc. *	265	16
Genzyme Corp. *	100	5
		21

Capital Markets (4.2%)
State Street	350	18
The Bank of New York Mellon	1,100	33
		51

Commercial Banks (3.8%)
PNC Financial Services
Group	276	12
U.S. Bancorp	655	15
Wells Fargo	715	19
		46

Communications Equipment (0.7%)
Cisco Systems *	405	9
Computers & Peripherals (3.0%)
Hewlett-Packard	450	20
IBM	135	16
		36

Containers & Packaging (1.2%)
Pactiv Corp. *	560	14
Diversified Financial Services (9.1%)
Bank of America	2,570	45
J.P. Morgan Chase	1,520	66
		111

Diversified Telecommunication
Services (5.0%)
AT&T Inc.	1,520	39
Verizon Communications	700	22
		61

	Number of	Value†
	Shares	(000's)
Electric Utilities (3.7%)
Entergy Corp.	150	$12
Exelon Corp.	240	12
FirstEnergy Corp.	210	9
FPL Group	210	12
		45
Electrical Equipment (1.6%)
Rockwell Automation	455	19

Food & Staples Retailing (5.0%)
CVS Corp.	1,005	38
Wal-Mart Stores	450	23
		61

Food Products (1.1%)
Kraft Foods	460	13

Health Care Equipment & Supplies (3.0%)
Baxter International	260	15
Covidien PLC	535	21
		36
Health Care Providers & Services (1.0%)
UnitedHealth Group	420	12

Hotels, Restaurants & Leisure (1.2%)
Brinker International	620	9
McDonald's Corp.	103	6
		15

Household Products (1.0%)
Energizer Holdings *	90	6
Procter & Gamble	105	6
		12

Independent Power Producers &
Energy Traders (1.6%)
NRG Energy *	700	19

Industrial Conglomerates (0.9%)
General Electric	775	11

Insurance (5.7%)
Lincoln National	550	14
Marsh & McLennan	275	6
MetLife, Inc.	595	22
Reinsurance Group of
America	290	13
Willis Group Holdings	525	14
		69
IT Services (0.6%)
Accenture Ltd.	210	7

Life Science Tools & Services (1.1%)
Thermo Fisher Scientific *	300	14

Machinery (2.5%)
Deere & Co.	480	21
Parker-Hannifin	190	9
		30

	Number of	Value†
Media (2.9%)	Shares	(000's)
Comcast Corp. Class A
Special	1,205	$18
Time Warner	620	17
		35
Metals & Mining (1.6%)
Freeport-McMoRan Copper
& Gold	325	20

Multi-Utilities (0.8%)
PG&E Corp.	250	10

Multiline Retail (1.7%)
J.C. Penney	300	9
Macy's Inc.	790	12
		21
Office Electronics (1.6%)
Xerox Corp.	2,170	19

Oil, Gas & Consumable Fuels (18.3%)
Anadarko Petroleum	395	21
Apache Corp.	270	23
ConocoPhillips	330	15
EOG Resources	255	18
Exxon Mobil	720	50
Occidental Petroleum	710	52
Range Resources	130	6
Southwestern Energy *	275	10
XTO Energy	725	28
		223
Pharmaceuticals (6.4%)
Johnson & Johnson	360	22
Merck & Co.	850	27
Pfizer Inc.	1,720	29
		78
Road & Rail (2.1%)
Norfolk Southern	565	26

Semiconductors & Semiconductor
Equipment (1.0%)
Intel Corp.	600	12

Specialty Retail (1.7%)
PETsMART, Inc.	505	10
Tiffany & Co.	300	11
		21
Total Common Stocks
(Cost $1,072)		1,196

Short-Term Investments (4.5%)
State Street Institutional
Liquid Reserves Fund
Institutional Class
(Cost $55)	54,521	55

Schedule of Investments Large Cap Value Fund cont’d

Value† (000's)
Total Investments##
(102.9%)
(Cost $1,127)	$ 1,251
Liabilities, less cash,
receivables and other
assets [(2.9%)]	(35)

Total Net Assets (100.0%)	$ 1,216

See Notes to Schedule of Investments

Schedule of Investments Research Opportunities Fund

Top Ten Equity Holdings
1 Exxon Mobil	3.9%
2 Microsoft Corp.	3.8%
3 Hewlett-Packard	3.7%
4 J.P. Morgan Chase	3.2%
5 IBM	2.8%
6 Wal-Mart Stores	2.7%
7 PepsiCo, Inc.	2.7%
8 AT&T Inc.	2.4%
9 Johnson & Johnson	2.4%
10 Wells Fargo	2.2%

	Number of	Value†
	Shares	(000's)
Common Stocks (100.4%)
Aerospace & Defense (1.3%)
Lockheed Martin	207	$15
United Technologies	422	25
		40
Air Freight & Logistics (0.8%)
United Parcel Service	443	24

Auto Components (0.1%)
WABCO Holdings	200	4

Beverages (2.7%)
PepsiCo, Inc.	1,459	83

Biotechnology (4.5%)
Amgen Inc. *	790	47
Genzyme Corp. *	690	39
Gilead Sciences *	1,198	54
		140
Capital Markets (2.3%)
State Street	628	33
The Bank of New York
Mellon	1,294	38
		71
Chemicals (1.0%)
Airgas, Inc.	229	11
Ecolab Inc.	320	13
Nalco Holding	420	7
		31
Commercial Banks (3.4%)
First Citizens BancShares
Class A	116	16
PNC Financial Services
Group	389	17
Univest Corp.	160	3
Wells Fargo	2,524	69
		105
Commercial Services & Supplies (0.2%)
Covanta Holding *	328	6

Communications Equipment (1.6%)
Motorola, Inc.	1,126	8

	Number of	Value†
	Shares	(000's)
QUALCOMM Inc.	934	$43
		51
Computers & Peripherals (6.5%)
Hewlett-Packard	2,592	116
IBM	724	86
		202
Construction & Engineering (0.2%)
Foster Wheeler *	228	7

Containers & Packaging (0.2%)
Pactiv Corp. *	277	7

Diversified Financial Services (3.2%)
J.P. Morgan Chase	2,315	101

Diversified Telecommunication
Services (2.4%)
AT&T Inc.	2,935	76

Electric Utilities (2.3%)
Allegheny Energy	344	9
Entergy Corp.	160	13
Exelon Corp.	311	15
FirstEnergy Corp.	239	11
FPL Group	317	18
ITC Holdings	123	6
		72
Electrical Equipment (2.1%)
ABB Ltd.	2,123	40
Rockwell Automation	591	25
		65
Food & Staples Retailing (4.4%)
CVS Corp.	1,414	53
Wal-Mart Stores	1,658	84
		137
Food Products (3.1%)
Kraft Foods	1,438	41
Nestle SA ADR	1,371	57
		98
Health Care Equipment & Supplies (1.0%)
Covidien PLC	761	30

Health Care Providers & Services (1.7%)
Aetna Inc.	756	22
Express Scripts *	132	9
UnitedHealth Group	755	21
		52
Hotels, Restaurants & Leisure (3.2%)
Brinker International	2,740	40
Buffalo Wild Wings *	339	14
McDonald's Corp.	808	45
		99
Household Products (1.2%)
Energizer Holdings *	576	38

	Number of	Value†
	Shares	(000's)
Independent Power Producers &
Energy Traders (0.4%)
NRG Energy *	440	$12

Industrial Conglomerates (1.2%)
3M Co.	512	37

Industrial Gases (0.7%)
Praxair, Inc.	268	21

Insurance (6.0%)
Endurance Specialty
Holdings	246	9
Everest Re Group	140	12
Lincoln National	1,561	39
MetLife, Inc.	833	32
Prudential Financial	404	20
Reinsurance Group of
America	862	37
Willis Group Holdings	1,513	39
		188
IT Services (0.9%)
Accenture Ltd.	815	27

Life Science Tools & Services (0.7%)
Thermo Fisher Scientific *	460	21

Machinery (2.8%)
AGCO Corp. *	195	6
Danaher Corp.	406	25
Deere & Co.	349	15
Ingersoll-Rand PLC	1,041	32
Parker-Hannifin	194	9
		87
Media (2.6%)
Comcast Corp. Class A
Special	2,270	33
Omnicom Group	250	9
Scripps Networks
Interactive	178	6
Time Warner	1,134	32
		80
Metals & Mining (1.6%)
Allegheny Technologies	300	9
Freeport-McMoRan Copper
& Gold	329	21
Teck Cominco Class B *	785	19
		49
Multi-Utilities (0.9%)
PG&E Corp.	431	17
Wisconsin Energy	262	12
		29
Mutual Funds (1.4%)
S&P 500 Depositary
Receipts	417	43

Office Electronics (1.1%)
Xerox Corp.	3,997	34

Schedule of Investments Research Opportunities Fund cont’d

	Number of	Value†
	Shares	(000's)
Oil, Gas & Consumable Fuels (11.4%)
Cabot Oil & Gas	539	$19
Canadian Natural
Resources	259	15
Concho Resources *	816	26
Denbury Resources *	1,563	24
EOG Resources	289	21
Exxon Mobil	1,772	122
Occidental Petroleum	547	40
Range Resources	538	26
Southwestern Energy *	859	32
The Williams Companies	421	7
XTO Energy	632	24
		356
Pharmaceuticals (5.7%)
Abbott Laboratories	893	41
Johnson & Johnson	1,262	76
Merck & Co.	1,886	61
		178
Road & Rail (1.3%)
Norfolk Southern	428	20
Union Pacific	355	21
		41
Semiconductors & Semiconductor
Equipment (2.0%)
Intel Corp.	3,101	63

Software (6.2%)
Activision Blizzard *	225	3
Intuit Inc. *	293	8
Microsoft Corp.	4,725	117
Oracle Corp.	2,763	60
Symantec Corp. *	461	7
		195
Specialty Retail (2.6%)
PETsMART, Inc.	1,593	33
Tiffany & Co.	1,151	42
TJX Cos.	161	6
		81
Textiles, Apparel & Luxury Goods (0.5%)
Iconix Brand Group *	984	17

Trading Companies & Distributors (0.3%)
WESCO International *	386	9

Water Utilities (0.1%)
Aqua America	233	4

Wireless Telecommunication Services (0.6%)
American Tower *	476	15
NII Holdings *	205	5
		20
Total Common Stocks
(Cost $2,973)		3,131

Short-Term Investments (0.0%)
State Street Institutional
Liquid Reserves Fund
Institutional Class
(Cost $1)	885	1

		Value† (000's)
Total Investments##
(100.4%)
(Cost $2,974)		$3,132

Liabilities, less cash,
receivables and other
assets [(0.4%)]		(13)

Total Net Assets (100.0%)		$3,119

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
The value of investments in equity securities by each fund is determined by Neuberger Berman Management LLC (“Management”) primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. Management has developed a process to periodically review information provided by independent pricing services. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the funds’ foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), investments held by a fund are carried at “fair value” on a recurring basis. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the funds’ investments some of which are discussed above.

In addition, effective August 31, 2009, the funds adopted FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No. 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of “distressed sales” significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

—	Level 1 – quoted prices in active markets for identical investments
—	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
—	Level 3 – significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)

See Notes to Financial Statements

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the funds’ investments as of August 31, 2009:

Neuberger Berman (000’s omitted)	Level 1	Level 2	Level 3	Total
Large Cap Value Fund
Common Stock^	$1,196	$—	$—	$1,196
Short-Tenn Investments	—	55	—	55
Total Investments	1,196	55	—	1,251
Research Opportunities Fund
Common Stock^	3,131	—	—	3,131
Short-Tenn Investments	—	1	—	1
Total Investments	3,131	1	—	3,132

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

##	At August 31, 2009, selected fund information on a U.S. federal income tax basis was as follows:

				Net
		Gross	Gross	Unrealized
Neuberger Berman		Unrealized	Unrealized	Appreciation
(000’s omitted)	Cost	Appreciation	Depreciation	(Depreciation)
Large Cap Value Fund	$1,138	$129	$16	$113
Research Opportunities Fund	3,090	228	186	42

*	Security did not produce income during the last twelve months.

See Notes to Financial Statements

Statements of Assets and Liabilities Neuberger Berman Equity Funds (000’s omitted except per share amounts)
	LARGE CAP VALUE FUND	RESEARCH OPPORTUNITIES FUND

Assets	August 31, 2009	August 31, 2009

Investments in securities, at value *(Note A)-see Schedule of Investments:	$1,251	$3,132
Unaffiliated insurers	1	—
Dividends and interest receivable	2	6
Receivable for securities sold	9	20
Receivable from administrator-net (Note B)	103	13
Total Assets	1,366	3,171

Liabilities

Payable for securities purchased	10	19
Payable to investment manager-net (Notes A & B)	1	1
Accrued expenses and other payables	139	32

Total Liabilities	150	52

Net Assets at value	$1,216	$3,119

Net Assets consist of:

Paid-in capital	$2,285	$4,210
Undistributed net investment income (loss)	31	31
Accumulated net realized gains (losses) on investments	(1,224)	(1,280)
Net unrealized appreciation depreciation) in value of investments	124	158

Net Assets at value	$1216	$3,119

Net Assets
Trust Class	$1,216	$3,119
Shares Outstanding ($.001 per value; unlimited shares authorized)
Trust Class	142	393
Net Asset Value, offering and redemption price per share
Trust Class	$8.57	$7.93
*Cost of Investments:

Unaffiliated issuers	$1,127	$2,974

Total cost of foreign currency	$1	$—
  See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000’s omitted)

	LARGE CAP VALUE FUND	RESEARCH OPPORTUNITIES FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2009
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$61	$65
Income from investments in affiliated issuers (Note E)	4	—
Foreign taxes withheld	(2)	(1)
Total income	$63	$64
Expenses:
Investment management fees (Notes A & B)	9	15
Administration fees (Note B)	1	2
Administration fees (Note B):
Trust Class	6	11
Distribution fees (Note B):
Trust Class	2	3
Shareholder servicing agent fees:
Trust Class	21	21
Audit fees	49	12
Custodian fees (Note B)	8	15
Legal fees	129	47
Shareholder reports	7	6
Trustees’ fees and expenses	45	45
Miscellaneous	1	1
Total expenses	278	178
Expenses reimbursed by administrator (Note B)	(259)	(146)
Investment management fees waived (Note A)	—	—
Expenses reduced by custodian fee expense offset arrangement
(Note B)	—	—
Total net expenses	19	32
Net investment income (loss)	$44	$32
Realized and Unrealized Gain (Loss) on
Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,074)	(1,231)
Foreign currency	(1)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(93)	139
Foreign currency	—	—
Net gain (loss) on investments	(1,168)	(1,092)
Net increase (decrease) in net assets resulting from operations	$(1,124)	$(1,060)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000’s omitted)

	LARGE CAP VALUE FUND		RESEARCH OPPORTUNITIES FUND
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$44	$142	$32	$33
Net realized gain (loss) on investments	(1,075)	(31)	(1,231)	22
Change in net unrealized appreciation (depreciation) of investments	(93)	(294)	139	(647)

Net increase (decrease) in net assets resulting from operations	(1,124)	(183)	(1,060)	(592)

Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(42)	(147)	(23)	(51)
Net realized gain on investments:
Trust Class	—	(177)	(43)	(328)
Total distributions to shareholders	(42)	(324)	(66)	(379)

From Fund Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions:
Trust Class	42	324	66	379
Payments for shares redeemed:
Trust Class	(2,500)	(2,100)	(800)	(3,000)

Net increase (decrease) from Fund share transactions	(2,458)	(1,776)	(734)	(2,621)

Net Increase (Decrease) in Net Assets	(3,624)	(2,283)	(1,860)	(3,592)

Net Assets:
Beginning of year	4,840	7,123	4,979	8,571
End of year	$1,216	$4,840	$3,119	$4,979
Undistributed net investment income (loss) at end of year	$31	$22	$31	$23

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A — Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). Neuberger Berman Large Cap Value Fund (“Large Cap Value”) (formerly, Neuberger Berman Dividend Fund) and Neuberger Berman Research Opportunities Fund (“Research Opportunities”) (each individually a “Fund” and collectively, the “Funds”) are separate operating series of the Trust, each of which is diversified. Both of the Funds offer Trust Class shares. The Board of Trustees of the Trust (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3
Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amounts of such proceeds for the year ended August 31, 2009 was $210 for Research Opportunities.

5
Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of August 31, 2009, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions

Notes to Financial Statements Equity Funds cont’d

made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, convertible preferred stock basis adjustments and non-taxable dividend adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

	Distributions Paid From: Long –Term Capital
	Ordinary Income		Gain		Total
	2009	2008	2009	2008	2009	2008
Large Cap Value	$41,696	$237,180	$ —	$ 87,284	$41,696	$324,464
Research Opportunities	29,440	247,745	37,033	131,303	66,473	379,048

As of August 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Large Cap Value	$31,585	$—	$112,598	$(1,213,389)	$(1,069,206)
Research Opportunities	30,749	—	41,953	(1,164,310)	(1,091,608)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, non-taxable dividend adjustments, capital loss carryforwards and post October loss deferrals.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2009, the following Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in
	2016	2017
Large Cap Value	$16,897	$298,580
Research Opportunities	—	413,299

Under current tax law, certain net capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2009, the Funds elected to defer the following:

Post October Capital Loss Deferral
Large Cap Value	$897,912
Research Opportunities	751,011

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains for both Funds, if any, generally are distributed in December and are recorded on the ex-date. Prior to June 12, 2009, Large Cap Value generally distributed substantially all of its net investment income, if any, at the end of each calendar quarter.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the

Notes to Financial Statements Equity Funds cont’d

basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9
Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10
Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. Through August 10, 2009, the Funds invested in Neuberger Berman Prime Money Fund (“Prime Money”), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the “Arrangement”). For the year ended August 31, 2009, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption “Investment management fees waived.” For the year ended August 31, 2009, income earned under this Arrangement is reflected in the Statements of Operations under the caption “Income from investments in affiliated issuers.” For the year ended August 31, 2009, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Large Cap Value	$248	$4,484
Research Opportunities	9	86

On August 10, 2009, the Funds ceased investing in Prime Money. On this date, the Funds’ shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

11
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain fmancial markets, and the lack of uniform accounting, auditing, and fmancial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

Notes to Financial Statements Equity Funds cont’d

13
Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which are effective for fmancial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the year ended August 31, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

Note B — Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services (prior to June 12, 2009 for Large Cap Value and April 1, 2009 for Research Opportunities), each Fund paid Management a fee at the annual rate of 0.45% of that Fund’s average daily net assets. Effective June 12, 2009 for Large Cap Value and April 1, 2009 for Research Opportunities, each Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion and 0.40% of average daily net assets in excess of $4 billion.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund’s Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For each Fund’s Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) which exceed the expense limitation as detailed in the following table. The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2009, there was no reimbursement to Management under this agreement. At August 31, 2009, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period Ending August 31,
			2007(2)	2008	2009
			Subject to Repayment until August 31,
			2010	2011	2012

Large Cap Value Trust Class	1.00%	8/31/12	$77,844	$110,529	$258,534

Research Opportunities Trust Class	1.00%	8/31/12	74,769	94,587	146,100

Notes to Financial Statements Equity Funds cont’d

(1)	Expense limitation per annum of the respective class’ average daily net assets.
(2)	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

During the reporting period, the predecessor of Management, the investment manager of the Funds, and Neuberger, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman Brothers”), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman’s management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an “assignment” of the Funds’ Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not “interested persons” of the Funds’ investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds’ shareholders.

These events have not had a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each Fund’s Trust Class has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class’ Plan, as described above.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2009, the impact of this arrangement was a reduction of expenses of $0 and $0 for Large Cap Value and Research Opportunities, respectively.

Note C — Securities Transactions:

During the year ended August 31, 2009, there were purchase and sale transactions (excluding short-term securities) as follows:

(000’s omitted)	Purchases	Sales
Large Cap Value	$1,576	$3,485
Research Opportunities	4,049	4,801

During the year ended August 31, 2009, there were brokerage commissions on securities transactions paid to affiliated brokers

(000’s omitted)	Neuberger	Lehman Brothers, Inc.
Large Cap Value	$—	$—
Research Opportunities	—	—

Notes to Financial Statements Equity Funds cont’d

Note D - Fund Share Transactions:

Share activity for the years ended August 31, 2009 and August 31, 2008 was as follows:

(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Large Cap Value:
Trust Class	—	5	(345)	(340)	—	31	(200)	(169)
Research Opportunities:
Trust Class	—	10	(123)	(113)	—	36	(299)	(263)

Note 3 – Investments In Affiliates:

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2009	Value August 31, 2009	Income from Investments in Affiliates Issuers Included in Total Income
Large Cap Value
Neuberger Berman Prime
Money Fund Trust Class*	569,960	2,076,604	2,646,564	—	$—	$4,484

Research Opportunities
Neuberger Berman Prime
Money Fund Trust Class*	15,148	331,929	347,077	—	$—	$86

*
Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

Note F – Recent Accounting Pronouncement:

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 (“FAS 165”), “Subsequent Events,” Management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through October 16, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Funds’ fmancial statements through this date.

Financial Highlights

LARGE CAP VALUE FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31,		Period from November 2, 2006^ to August 31,
	2009	2008	2007
Net Asset Value, Beginning of Period	$10.04	$10.93	$10.00

Income From Investment Operations:
Net Investment Income (Loss)@	.19	.24	.21
Net Gains or Losses on Securities (both realized and unrealized)	(1.52)	(.62)	.88

Total From Investment Operations	(1.33)	(.38)	1.09

Less Distributions From:
Net Investment Income	(.14)	(.24)	(.16)
Net Capital Gains		(.27)

Total Distributions	(.14)	(.51)	(.16)

Net Asset Value, End of Period	$8.57	$10.04	$10.93

Total Return††	(13.01%)	(3.68%)	10.87%	**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1.2	$4.8	$7.1
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.01%	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	1.03%	1.01%	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.39%	2.24%	2.37%	*
Portfolio Turnover Rate	94%	53%	42%	**

Financial Highlights

RESEARCH OPPORTUNITIES FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Year Ended August 31,		Period from November 2, 2006^ to August 31,
	2009	2008	2007

Net Asset Value, Beginning of Period	$9.84	$11.14	$10.00

Income From Investment Operations:
Net Investment Income (Loss)@	.07	.05	.04
Net Gains or Losses on Securities (both realized and unrealized)	(1.84)	(.86)	1.12

Total From Investment Operations	(1.77)	(.81)	1.16

Less Distributions From:
Net Investment Income	(.05)	(.07)	(.02)
Net Capital Gains	(.09)	(.42)	—

Total Distributions	(.14)	(.49)	(.02)

Net Asset Value, End of Period	$7.93	$9.84	$11.14

Total Return††	(17.74%)	(7.53%)	11.58	% **

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$3.1	$5.0	$8.6
Ratio of Gross Expenses to Average Net Assets#	1.02%	1.01%	1.00	% *
Ratio of Net Expenses to Average Net Assets‡	1.02%	1.01%	1.00	% *
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	.46%	.44	% *
Portfolio Turnover Rate	124%	129%	88	% **

Notes to Financial Highlights Equity Funds

††
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of the investment management fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,		Period Ended August 31,
	2009(2)	2008(2)	2007(2)
Large Cap Value Fund Trust Class	15.05%	2.58%	2.54%(1)
Research Opportunities Fund Trust Class	5.67%	2.33%	2.31%(1)

(1)	Period from November 2, 2006 to August 31, 2007.

(2)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of Neuberger Berman Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Large Cap Value Fund (formerly the Neuberger Berman Dividend Fund), a series of Neuberger Berman Equity Funds (the “Trust”), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and fmancial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the fmancial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over fmancial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over fmancial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and fmancial highlights referred to above present fairly, in all material respects, the fmancial position of Neuberger Berman Large Cap Value Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 16, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Research Opportunities Fund, a fund of the Neuberger Berman Equity Funds (the “Trust”), including the schedule of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended August 31, 2009 and the period November 2, 2006 (commencement of operations) to August 31, 2007. The financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Neuberger Berman Research Opportunities Fund present fairly, in all material respects, the financial position of the Neuberger Berman Research Opportunities Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended August 31, 2009 and the period November 2, 2006 (commencement of operations) to August 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 16, 2009

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.461.1899 or 212.476.9000
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman LLC 605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Trust Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC 605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffmg), 2002 to 2006.	47
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a fmancial services company), 1991 to 2001.	47
Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Edward I. O’Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (fmancial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47
Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman
Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed
Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman
Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008;
formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
47
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup
Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			47
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Research Opportunities Fund hereby designates $37,033 as a capital gain distribution.

For the fiscal year ended August 31, 2009, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual’s tax bracket. Complete information regarding each Fund’s distributions during the calendar year 2009 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
Large Cap Value Fund	$60,669
Research Opportunities	65,137

Written Consents of Sole Shareholder

The sole shareholder of Neuberger Berman Large Cap Value Fund and Neuberger Berman Research Opportunities Fund (each a “Fund” and collectively the “Funds”), each a series of Neuberger Berman Equity Funds (the “Trust”), signed written consents on January 23, 2009 approving certain agreements with respect to each Fund enumerated below. Upon completion of the acquisition of Neuberger Berman Management LLC (“Management”) and Neuberger Berman, LLC (“Neuberger”) by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman’s senior management (the “Acquisition”), the Trust’s management and sub-advisory agreements, on behalf of each Fund, with Management and Neuberger, respectively, automatically terminated. To provide for continuity of management, the sole shareholder of each Fund signed written consents approving the following matters, which became effective upon completion of the Acquisition on May 4, 2009: 1) A new management agreement between the Trust, on behalf of each Fund, and a newly-formed successor entity to Management (“New Management”); 2) A new sub-advisory agreement with respect to the Trust and each Fund, between New Management and Neuberger; and 3) The election of the following Trustees to the Board of Trustees of the Trust: Joseph V. Amato, John Cannon, Faith Colish, Robert Conti, Martha C. Goss, C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, George W. Morriss, Edward I. O’Brien, Jack L. Rivkin, Cornelius T. Ryan, Tom D. Seip, Candace L. Straight and Peter P. Trapp. Neuberger, as the sole shareholder, was the owner of 244,167.26 shares or 100% of Neuberger Berman Large Cap Value Fund and 516,365.68 shares or 100% of Neuberger Berman Research Opportunities Fund on January 23, 2009.

The sole shareholder of Neuberger Berman Large Cap Value Fund and Neuberger Berman Research Opportunities Fund also signed written consents on June 12, 2009 and April 1, 2009, respectively, amending the Management Agreement dated November 3, 2003 between the Trust and Management with respect to each Fund changing the management fee paid by each Fund to an annual rate of 0.550% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion and 0.400% of average daily net assets in excess of $4 billion. Prior to June 12, 2009 for Neuberger Berman Large Cap Value Fund and April 1, 2009 for Neuberger Berman Research Opportunities Fund, each Fund paid NB Management a fee at the annual rate of 0.45% of the Fund’s average daily net assets. On June 12, 2009, Neuberger held 141,932.13 shares or 100% of Neuberger Berman Large Cap Value Fund and on April 1, 2009, Neuberger held 393,322.22 shares or 100% of Neuberger Berman Research Opportunities Fund.

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Climate Change, Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Value, Partners, Real Estate Funds and Select Equities.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Large Cap Disciplined Growth, Mid Cap Growth, Regency, Research Opportunities, Small Cap Growth, Small and Mid Cap Growth and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $451,167 and $527,000 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $147,200 and $119,000 for the fiscal years ended 2008 and 2009, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $124,800 and $124,800 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $27,800 and $20,500 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $124,800 and $124,800 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $400,000 and $334,450 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $27,800 and $20,500 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: November 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: November 5, 2009

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: November 5, 2009